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MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS      TWO WORLD TRADE CENTER, NEW
INVESTMENT SERIES                                 YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS JUNE 30, 1998

DEAR SHAREHOLDER:

This semiannual report to shareholders of the various portfolios that comprise Morgan Stanley Dean Witter Select Dimensions Investment Series covers the six-month period ended June 30, 1998. The thirteen investment portfolios described below are offered to participants in the Morgan Stanley Dean Witter Select Dimensions Plan, a program of tax-deferred variable annuities issued by Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company.

MARKET OVERVIEWS

Equity markets across the globe were choppy during the first half of 1998. The fear of an Asian contagion impact, coupled with Japan's slide into a recession, ignited fears of a possible worldwide economic downturn. Despite this, equity markets surged ahead with the United States up 17.7 percent and Europe up 26.7 percent on the strength of firm economies, strong consumer spending and low inflation. The real damage was in Asia and in the emerging markets. Hong Kong, whose currency has not devalued, shed 26.2 percent of its market's value, while Indonesia, the hardest hit Asian market, lost 57.9 percent of its value. The shock waves were felt half the world away in eastern Europe and Latin America. Russia and Brazil, consistently rumored to be on the brink of devaluation, found their markets were down 59.3 percent and 15.9 percent, respectively.

THE UNITED STATES

The financial crisis in Asia appeared to be having an increasing impact on the internationally oriented part of the U.S. economy. In April the U.S. trade deficit widened to $14.5 billion, higher than the consensus estimate. Falling exports and inventory overhang have slowed the growth of the industrial sector since the beginning of the year. Nonetheless, the domestic sector of the U.S. remained strong. Consumer spending grew at the rapid rate of 6 percent in the first quarter and continued strong into the second, due to the high level of employment and real wage gains.

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LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

Also on the positive side, inflationary pressures diminished, the U.S. budget surplus accelerated and the supply of Treasury securities contracted. Interest rates fell across most of the maturity spectrum, but the long-term rates eased the most dramatically. On the short end, the federal-funds rate remained flat within the 50 basis point range of the last three years. While domestic employment trends remain strong, an imported manufacturing slowdown and subdued inflation have left the Federal Reserve on hold. Though the Fed's governors acknowledged a bias toward tighter monetary conditions in March, few market participants believe such a move would follow suit given continued financial turmoil in Asia and the continued strength in the U.S. dollar.

While initially volatile, the U.S. stock market powered ahead as evidence built that the economy remained solid. American large-cap stocks benefited from a perception that they could provide a safe haven from the turmoil in Asia and as U.S. earnings comparisons became more difficult. Low inflation, high employment, rising consumer confidence and expenditures supported rising equity prices. While smaller companies also posted solid performances, they were overshadowed by the exceptional returns of the larger ones.

ASIA PACIFIC

Following a sharp first-quarter rally, the Asian equity markets corrected dramatically during the second quarter. A recessionary fallout from the Asian currency crisis is now apparent, with several countries posting negative GDP growth for the first quarter. Further, the persistent weakness of the Japanese yen reignited concerns about China's ability and willingness to maintain its fixed exchange rate at current levels. Hong Kong equities fell 26.2 percent during the first six months of 1998 as market sentiment was hurt by slower than expected first quarter economic growth and real estate price wars. However, the announcement of a coordinated intervention by the United States and Japan to support the yen has since helped stabilize the markets.

In greater China, the well-publicized summit between President Clinton and President Jiang Zemin was successful in that it showed relatively friendly diplomatic relations between the two countries, but it failed to address several issues adequately, including trade disputes, admission to the World Trade Organization and relations with Taiwan. Taiwanese stock prices fell by 16.4 percent during the first half of the year, hurt by the economic slowdown in Asia (particularly that in Japan), which has affected exports, and Taiwan's continued tight monetary policy.

In Korea, stock prices surged 59.1 percent during the first quarter but ended the first half up only 5.6 percent in U.S. dollar terms. In India, stock prices fell 15.8 percent, due to continued economic

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and political uncertainties. India's equity markets rallied briefly following
India's elections but fell sharply when the United States and Japan imposed sanctions on India for conducting nuclear weapons tests in May.

In Southeast Asia, Philippine equities ended the period down 4.5 percent. Following the strong gains witnessed early in the year, the market fell sharply during the second quarter amid profit taking in response to indications that the government was seeking to lower interest rates rather than strengthen the currency. Although we remain cautious regarding Philippine equities over the short to medium term, we believe that the underlying longer-term fundamentals remain relatively sound there.

In Thailand, the market rallied briefly as the government abandoned its two-tiered foreign exchange system, indicating a shift away from capital controls and a return to liberalized markets. However, the market ended the first six months of 1998 down 23.5 percent. Although a restrictive monetary policy has helped stabilize the currency, continued high interest rates have hurt the economy (GDP growth is now expected to fall by 8 percent in 1998).

The Malaysian and Indonesian markets fell 29.7 percent and 57.9 percent, respectively. In Malaysia, the economic outlook continued to deteriorate and several companies filed for bankruptcy. Although the government loosened its fiscal and monetary policy to boost economic activity, these stimulating measures will inevitably put further downward pressure on the currency. In Indonesia, investors were concerned that the government was not committed to complying with terms of the relief package offered by the International Monetary Fund (IMF) and, as a result the currency lost value.

EMERGING EUROPE, THE MIDDLE EAST AND AFRICA

The European, Middle Eastern and African markets proved more resilient during this period than those of Asia and Latin America as robust performances in Greece and Portugal partially offset sharp declines in Russia and South Africa. The recent shift of investor focus from eastern Europe to the Mediterranean was primarily the result of declining interest rates and lower political risk in that region. In eastern Europe, Russian equities fared the worst and fell 59.3 percent.

In the Mediterranean and the Middle East, the Greek equity market outperformed those of the entire region, gaining 44.9 percent. Following the Greek currency's entry to Europe's ERM (exchange rate mechanism) in March, cash flows from international mutual funds have driven up prices, because the market is now being revalued as a legitimate EMU convergence play. Earnings growth expectations have risen in major segments of the market as a result of increased export profitability and lower interest rates.

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Portuguese equities also outperformed their peers in the first half of the year, rising 29.7 percent as interest rates continued to decline. The weakness in Asia has increased the likelihood that EMU convergence will occur at lower, rather than higher, core European interest rates. Turkish stock prices fell 14.3 percent during the period, with investors discouraged by high interest rates and political tensions early in the year. In Israel, equities rose 7.8 percent as inflation declined to a 28-year low and the Bank of Israel cut interest rates by 180 basis points to 11.6 percent, the fifth consecutive rate cut this year. We expect the lower interest rate environment to sustain the upward trend of this market in the near term.

LATIN AMERICA

The Latin American equity markets suffered sharp declines in the period under review, due in part to the persistent weakness of the Japanese yen and of several emerging markets currencies. Mexican stocks fell 22.4 percent, Brazil's
15.9 percent, Argentine stocks 16.4 percent, Chilean 21.2 percent and Colombian 30 percent.

SMALL-CAP GROWTH

DEVELOPING GROWTH PORTFOLIO

The Developing Growth Portfolio produced a total return of 9.47 percent for the six-month period ended June 30, 1998, compared to 7.06 percent for the Lipper Variable Annuity Small-Cap Underlying Funds Average, 17.70 percent for the broad-based S&P 500 Index and 4.93 percent for the Russell 2000 Index.

The first half of the fiscal year was generally volatile for small caps. Concerns regarding the impact of Asia on earnings sent many investors seeking the perceived safety of larger companies. In an effort to minimize the potential impact on the Portfolio, we continued to focus primarily on domestic issues having little or no exposure to Asia. In addition, we intend to remain focused on consumer stocks, because we expect continuing strength in this sector as a result of high consumer confidence coupled with abnormally low oil prices.

During this period, the Portfolio moved toward a more fully invested posture, and common stock holdings increased from 85.3 percent of net assets on December 31, 1997, to 91.5 percent on June 30. In terms of industry weightings, the Portfolio gained greater exposure to computer software and services, increasing this allocation from 9.8 percent to 18.5 percent.

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AGGRESSIVE GROWTH

EMERGING MARKETS PORTFOLIO

The Emerging Markets Portfolio produced a total return of -20.14 percent for the six-month period ended June 30, 1998, compared to -18.35 percent for the Lipper Variable Annuity Emerging Markets Underlying Funds Average and -15.71 percent for the International Finance Corporation's Investable Emerging Markets Total Return Index (IFCI Index), which measures the performance of the world's emerging markets.

The underperformance of the Portfolio relative to these benchmarks during the period under review was primarily the result of the Portfolio's defensive strategy during the first quarter. The Portfolio was overweighted in Latin America, which has been a relatively safe haven in the midst of the Asian currency crisis, but this market was then adversely affected by falling commodity prices. At the same time, the Portfolio was underweighted in Asia, where the markets rallied as the region's currencies appeared to be stabilizing. We were also underweighted in Europe and Africa, which outperformed during the period. However approximately 50 percent of the underperformance was recouped during the second quarter as the Portfolio shifted to a neutral position in Latin America and Europe, while maintaining an underweighted position in the declining Asian markets.

Because of slower than expected first quarter economic growth, real estate price wars and the prospects of a currency devaluation in China with its potential impact on the Hong Kong dollar, we reduced the Portfolio's exposure to Hong Kong. We reduced our overall exposure to Taiwan, as this country is being hit hard by the economic slowdown in Asia (particularly in Japan), which has negatively affected exports, and Taiwan's continued tight monetary policy. However, we have maintained an overweighted allocation to the electronics sector in Taiwan because of expectations of improved sales in the latter half of the year.

We reentered the Korean equity market in January on signs that the Korean government appeared willing to implement the structural changes recommended by the IMF. Korean stock prices surged 59.1 percent during the first quarter as international lenders agreed to exchange $24 billion in short-term commercial bank debt for medium-term loans. However, we took profits during the second quarter, before the market fell sharply in the last week of May following growing labor unrest, continued concerns about the weakening yen and rising domestic debt. Korean stock prices ended the first half of 1998 up only 5.6 percent.

The Portfolio took profits in India before the United States and Japan imposed sanctions on India for testing nuclear weapons in May. This market was down 15.8 percent for the first half.

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In the Philippines, we maintain a cautious outlook over the short to medium term, but we believe that the underlying longer-term fundamentals remain sound. Early in the year the Portfolio reestablished a position in Thailand, a market that rallied strongly as the government seemed to shift away from capital controls and return to liberalized markets. Early in the second quarter we took profits and virtually exited the market, which ended the first half down 23.5 percent in dollar terms.

The Portfolio continued to avoid Malaysia and Indonesia -- markets that fell
29.7 percent and 57.9 percent, respectively, during the first half -- due to concerns that the governments in these countries were not fully committed to implementing the economic reforms recommended by the IMF.

EMERGING EUROPE, THE MIDDLE EAST AND AFRICA

We maintain our underweighted allocation in Russia, because investor confidence in that market has been eroded by continued global market volatility, lower oil prices, regional government bond payment defaults, and a sharp rise in domestic and external debt yields. We maintained an overweighted position in Poland as external account balances have improved and the continued decline of inflation has raised expectations of further interest-rate cuts later this year. We maintained a zero allocation to the Czech Republic due to continued weakness in the domestic economy.

In the Mediterranean and the Middle East we maintain an overweighted allocation in the Greek equity market, which outperformed those of the entire region, gaining 44.9 percent in dollar terms, during the first six months of 1998. Following the Greek currency's entry to Europe's ERM (exchange rate mechanism) in March, cash flows from international mutual funds have driven up prices, because the market is now being revalued as a legitimate EMU convergence play. Earnings growth expectations have risen in major segments of the market as a result of increased export profitability and lower interest rates.

LATIN AMERICA

The Portfolio exited the Venezuelan equity market, which fell 45.7 percent. Investors in this market have been concerned about the impact of continued weak oil prices, especially with respect to the government's willingness and ability to continue the current exchange rate regime.

At the end of the first half of 1998, the Portfolio's largest country allocations were Mexico (14.2 percent of net assets), Brazil (12.3 percent), South Africa (7.5 percent), Turkey (6.2 percent), Greece (6.1 percent) and Argentina (5.3 percent).

Despite the sharp declines posted in most of the emerging markets during the first half of 1998, we remain positive about the medium- and longer-term prospects for these countries. While the near-

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term outlook for the Asian equity markets remains highly connected to the fiscal policies of Japan, the reality of recession and declining earnings is beginning to be discounted. In Latin America, continued declines in commodity prices have increased concerns about that region's ability to post solid economic growth, given the fallout from Asia and subsequent possibility of declining exports. We are encouraged to see that in general Latin American policy makers have responded to the external shocks with appropriate and timely monetary and fiscal adjustments. In other emerging markets, several positive developments in the Mediterranean and Middle East have been overshadowed by the financial crises in Russia and South Africa. Due to these concerns we have maintained a relatively high cash position in order to minimize any negative impact on the Portfolio, while providing a reserve for opportune purchases.

AMERICAN VALUE PORTFOLIO

The American Value Portfolio produced a total return of 20.06 percent for the six-month period ended June 30, 1998, compared to 16.23 for the Lipper Variable Annuity Growth Underlying Funds Average and 17.70 percent for the S&P 500 Index.

The Portfolio was positioned to exploit the opportunities presented by the Asian turmoil and Japan. The initial fallout was to actually benefit the U.S. domestic economy as interest rates plunged thereby stimulating consumer and related industries. More specifically, the drop in interest rates spurred a wave of refinancings, lowering monthly mortgage costs and thereby leading to acceleration in housing, retail and media sales. Consumer spending bounded ahead to levels not seen in a decade.

However, it became more apparent that the Asian influence would negatively manifest itself on the more internationally oriented sectors of the economy, such as manufacturing, capital goods and technology. Evidence continued to build throughout the period that these industries particularly bore the brunt of pricing pressures and falling unit growth. Earnings disappointments proliferated in these industries.

At period end, the Portfolio was heavily oriented toward consumer and domestically centered industries. Industry emphases included consumer cyclical stocks which represented a 17 percent weighting and included primarily retail stocks with some assorted auto, restaurant and airline stocks; media stocks which represented a 10 percent weighting and consisted primarily of radio, and cable issues; healthcare which represented a 12 percent weighting and included primarily drug stocks with some medical device related stocks; consumer staples which represented a 10 percent weighting and included drug store, grocery store, and household products stocks; and financials which represented a

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13 percent weighting and included banks, brokers and life insurance stocks. The
Portfolio had little to no manufacturing exposure and was underweighted in technology issues given record pricing pressure and slowing capital spending trends.

We expect that the back end of the economy (manufacturing and capital goods) will increasingly slow the front end of the economy (consumer) as the year progresses. Corporate profitability should be increasingly under pressure from slower exports, an increase in cheap imports, rising wages (two-thirds of the average company's cost) and little to no pricing flexibility. Against such a backdrop, capital spending is likely to slow further and payroll growth should diminish, putting a lid on future spending by the consumer. Given this outlook, the Portfolio may reduce its consumer cyclical holdings over the remainder of 1998, while adding further to more defensive industries such as consumer staples, telephones and electric utilities. Interest rates are expected to decline to new lows, adding stability to the stock market, particularly to those industries that can continue to deliver positive earnings growth.

GROWTH PORTFOLIO

The Growth Portfolio produced a total return of 10.62 percent for the six-month period ended June 30, 1998, compared to a return of 17.70 percent for the S&P 500 Index and 16.23 percent for the Lipper Variable Annuity Growth Underlying Funds Average.

The Portfolio's new subadvisor, Morgan Stanley Asset Management Inc. (MSAM), assumed its responsibilities on March 2, 1998. Since that time, they have created a Portfolio of 78 stocks broadly diversified by sector. The Portfolio's new subadvisor has been managing the Portfolio for a relatively short period of time and some of the new issues they have chosen for the Portfolio have performed well, while others have underperformed. One of the strongest performers during the period was Continental Airlines. However, the outperformance of this stock was not enough to offset the weakness experienced in Cendant and Loews Corp. and the Portfolio therefore underperformed versus the S&P 500 and its Lipper category.

As of June 30, 1998, the Portfolio's largest industries were airlines (8.72 percent of net assets), banks-money centers (5.20 percent), aerospace and defense (5.53 percent), multi-line insurance (7.01 percent) and broadcast media (5.91 percent). The Portfolio's largest holdings were Continental Airlines (8.72 percent), Clear Channel Communications (5.54 percent), United Technologies (5.11 percent), Loews Corp. (4.86 percent) and American Express (3.52 percent).

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LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

GLOBAL EQUITY PORTFOLIO

The Global Equity Portfolio produced a total return of 13.51 percent for the six-month period ended June 30, 1998, compared to 15.92 percent for the Morgan Stanley Capital International (MSCI) World Index and 15.44 percent for the Lipper Variable Annuity Global Underlying Funds Average. The Portfolio's performance shortfall stemmed from its overweightings in Asia and Latin America relative to the Index. The performance of the World Index has been driven by the United States and Europe, which together account for 85 percent of the Index's weight.

The Fund's allocation targets are 40 percent North America (underweighted), 45 percent Europe (overweighted), 6 percent Japan (underweighted), 4 percent Asia (slightly overweighted) and 5 percent Latin America (overweighted). Portfolio holdings include Renault (France, automotive), MAN (Germany, automotive) Banca Commerciale Italiana (Italy, banking), Aegon (Netherlands, insurance) and Gap (United States, retail).

After the global turbulence of the first half of 1998, value is emerging in many of the markets that had been exposed to sharp selloffs. Against the current backdrop of low rates, low inflation and corporate restructurings, we believe that global equities will perform well.

MID-CAP GROWTH PORTFOLIO

The Mid-Cap Growth Portfolio produced a total return of 9.45 percent for the six-month period ended June 30, 1998, compared to 8.63 percent for the Standard & Poor's MidCap Index and 13.40 percent for the Lipper Variable Annuity Mid-Cap Growth Underlying Funds Average. While the Portfolio performed competitively against the S&P MidCap Index, it underperformed against its Lipper category due to its higher cash position relative to many of the Lipper category funds. In addition, the Portfolio had an underweighting in technology and financial services earlier in 1998; however, over the last few months, the Portfolio has increased its exposure to both technology and financial services.

Over the past year, the mid-cap sector has been buffeted by two distinct trends. Last year this sector of the market was perceived to be very inexpensive relative to large-cap stocks. As a result, monies flowed into this sector consistently throughout the late spring, summer and early fall of 1997 with a corresponding rally in performance on both an absolute and a relative basis.

With the advent of concerns regarding the economic prospects of Southeast Asia that arose in the second half of 1997 and continued throughout the first half of the 1998 fiscal year, the equity markets in general and mid-cap stocks in particular have become increasingly volatile. This has led to mid-cap

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stocks noticeably underperforming their large-cap brethren over the last several months as investors flocked to the seemingly relative safety of larger, more liquid equities. At this juncture, mid-cap stocks are again cheap relative to large caps, as they were a year ago.

By the end of June, the Portfolio was approximately 27 percent invested in technology/capital goods stocks, 43 percent in the consumer/consumer-related sector, 14 percent in the basic industry/ economically sensitive sector, and 13 percent in financial services/interest-rate-sensitive stocks. The balance of the Portfolio was invested in cash.

Looking forward, we are optimistic about the Portfolio's prospects. The Portfolio remains fully invested, given the outstanding values found in its universe. We will continue to emphasize what we believe to be the growth areas of the stock market, with concentrations in technology, health care, retail, consumer services and financial services.

GROWTH AND INCOME

BALANCED GROWTH PORTFOLIO

The Balanced Growth Portfolio produced a total return of 10.82 percent for the six-month period ended June 30, 1998, compared to 9.61 percent for the Lipper Variable Annuity Balanced Funds Underlying Average, 17.70 percent for the S&P 500 Index and 3.93 percent for the Lehman Brothers Aggregate Bond Index. Unlike the all-equity S&P 500 Index, the Portfolio is invested primarily in a combination of large-capitalization equities, U.S. government and mortgage-backed securities and corporate bonds. The asset mix of the Portfolio is 65 percent equities and 35 percent fixed income.

On March 2, 1998 (after the Series' fiscal six-month reporting period began), the assets of the Balanced Growth Portfolio were placed under the sub-advisory management of Morgan Stanley Dean Witter Advisors. In conjunction with the Portfolio's subadvisory change, the Portfolio's name was changed from the Balanced Portfolio to the Balanced Growth Portfolio and the Portfolio's investment objective was changed from high total return through a combination of income and capital appreciation to capital growth with reasonable current income. A new equity portfolio was established which consists of 26 common stocks spread among 22 different industry groups.

During the period under review, as cash flows permitted we purchased current-coupon mortgages at attractive levels, enhancing the Portfolio's prospects for higher total returns. As of June 30, 1998, the Portfolio's fixed-income assets were invested as follows: 44 percent in mortgage-backed securities, 32 percent in U.S. Treasuries, 12 percent in U.S. corporate obligations, 8 percent in U.S. agency obligations and 4 percent in cash equivalents.

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LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

DIVIDEND GROWTH PORTFOLIO

The Dividend Growth Portfolio produced a total return of 13.85 percent for the six-month period ended June 30, 1998, compared to 17.70 percent for the S&P 500 Index and 12.26 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average. The underperformance relative to the S&P 500 Index can be attributed to the Portfolio's lack of exposure to high-technology stocks, which have little if any current yield. Additionally, the Portfolio was underweighted in financial services, which performed very well during the period.

Since its inception on November 9, 1994, the Portfolio has maintained a fully invested posture. During the fiscal six months, shares of Associates First Capital were received by the Portfolio as a spin-off from Ford Motor Co. Subsequently, this holding has been built into a full portfolio position. The Portfolio's holding in Tricon Global Restaurants (a spin-off from Pepsico) was liquidated. At period-end, the Portfolio owned 37 common stocks spread among 21 industry groups.

UTILITIES PORTFOLIO

The Utilities Portfolio produced a total return of 11.92 percent for the six-month period ended June 30, 1998, compared to a return of 17.70 percent for the broad-based S&P 500 Index and 9.30 percent for the Lipper Variable Annuity Utilities Underlying Funds Average.

During the first six months of 1998, Asian economic fears and uncertainties resurfaced and contributed to extreme volatility in U.S. financial markets. Beneficiaries of the turmoil in the Pacific region included Treasury bonds, electric utilities and selective telecom equities which investors sought for their perceived relative safety and quality. Investors especially favored electric utility equities because of their appealing valuations, defensive characteristics, strengthening fundamentals and minimal Asian exposure. This positive utility backdrop provided the underpinnings for the favorable investment performance of the Portfolio during the first half of 1998. The resumption of Asian concerns enabled the Portfolio to close the performance gap with the overall market during the second quarter when safe-haven investments, became increasingly appealing.

The performance of electric utilities was very robust during the period and fundamentals continue to prove positive as the industry progresses from a monopoly environment to a competitive marketplace and investor concerns regarding regulatory treatment ease further. The Portfolio continues to emphasize companies characterized by low unit costs and good earnings growth opportunities through sound diversification strategies. Within this sector, the trend of mergers and acquisitions continued, and providing additional upside movement for the group was a suggestion of foreign utility company interests in selective U.S. electric assets.

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Turning to the telecom sector, merger and acquisition fever was similarly evident during the first six months of 1998 as investors propelled stock prices upward, anticipating further industry consolidation. Notably, SBC Communications announced its acquisition of Ameritech in a colossal $62 billion merger proposal creating a local carrier with a customer reach from Ohio to California. Also, AT&T announced a groundbreaking merger with the cable company Telecommunications Inc., which provides AT&T a powerful foray into the local telecom market. Both proposed mergers follow the convergence path many telecom companies have been taking since the Telecommunication Act of 1996 became law. Additionally, the outlook for earnings growth within this sector remains favorable, especially given the high-growth prospects for newer industry applications such as data and Internet services. Telecom companies are now capitalizing on the strong growth of data services by incorporating Internet access into their existing suites of telecom services.

Foreign telecom companies within the Portfolio also performed strongly. This segment enhances the Portfolio's overall investment appeal and includes very minimal Asian exposure, with a primary emphasis on Europe, as well as Canada and Latin America. The foreign component remains geographically dispersed and benefited from the strong revenue growth characteristics of broadening worldwide telecom infrastructure as well as potential consolidation among telecom companies globally.

The natural gas sector, in contrast, lagged within the utilities sectors as natural gas prices weakened considerably because of the drop in oil prices and mild temperatures. However, given that gas prices are extremely sensitive to weather changes, a turn toward warmer-than-normal weather during June increased demand for natural gas resulting in a modest rebound in gas commodity prices and stocks. The Portfolio continues to focus on high-quality and well-diversified gas companies within all areas of the natural gas sector. This is due to the favorable long-term outlook of natural gas given its increasing appeal worldwide as a clean-burning, environmentally friendly energy source.

The Portfolio remained fully invested during the first half of 1998, reflecting improved investor confidence, particularly within the electric sector, given its appeal in a volatile financial marketplace. Widespread and unique diversification remains a key characteristic and strength of the Portfolio. To place this in perspective, on June 30, 1998, 93 percent of the Portfolio was allocated to utility and utility related equities. Within the equity component, 45 percent were allocated to telecommunications, 39 percent to electric utilities and 16 percent to natural gas. Enhancing overall Portfolio diversification are global foreign securities accounting for 15 percent of net assets that are focused on the growth area of telecommunications. The Portfolio's high-quality fixed-income portfolio accounted for 3 percent of net assets, with 4 percent held in cash and cash equivalents.

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LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

The Portfolio is well positioned to benefit from the current environment of low inflation and low interest rates. It remains uniquely positioned to capitalize on the growth occurring across all the utility sectors and remains structured to meet its long term total return objectives.

VALUE-ADDED MARKET PORTFOLIO

The Value-Added Market Portfolio produced a total return of 11.16 percent for the six-month period ended June 30, 1998, compared to 17.70 percent for the S&P 500 Index and 12.26 percent for the Lipper Variable Annuity Growth and Income Underlying Funds Average.

The Portfolio invests in substantially all the stocks included in the S&P 500 Index. Unlike the Index, however, the Portfolio weights all its stock positions equally, thus emphasizing the stocks of smaller-to medium-capitalization companies, which have historically outperformed the larger-capitalization companies over the long term. But even though the small- and mid-capitalization stocks have provided strong returns over the last three to four years, they have been eclipsed by the returns of a narrow list of large-capitalization growth stocks. The huge cash flows into these few large-cap companies have left the rest of the market neglected and have pushed the relative valuations of small- and mid-cap companies to historically low levels.

Factors such as slowing global growth, especially in Southeast Asia, coupled with a stronger dollar are likely to present greater risks to the earnings of larger companies with more foreign exposure. Smaller companies, on the other hand, may be cushioned from these events to a greater degree. This scenario may bode well for the small-cap equity markets of the United States. If small-cap stocks benefit, so should the Portfolio, through its strategy of equally weighting S&P issues of all market caps.

INCOME

DIVERSIFIED INCOME PORTFOLIO

The Diversified Income Portfolio produced a total return of 3.07 percent for the six-month period ended June 30, 1998, compared to 3.47 percent for the Lehman Brothers Government/Corporate Intermediate Bond Index and 3.58 percent for the Lipper Variable Annuity General Bond Underlying Funds Average.

GLOBAL SECURITIES COMPONENT. As the crisis in the Asian financial markets continued to benefit bonds in the developed markets, we lengthened the average maturity of the Portfolio's global bond component to about 2.65 years to better participate in the strong performance of those markets. The global bond component decreased exposure to U.S. bonds in favor of those of Europe and New Zealand, where yields were deemed more attractive. Most of the currency risks of these investments, especially in

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

the case of New Zealand, which has a large export exposure to Asia, were hedged back into the U.S. dollar to protect the value of the securities against an appreciating U.S. currency. In April we removed some of the European currency hedges, allowing the Portfolio to benefit as the values of those currencies increased.

Going forward, we anticipate continuing the global bond component's strategy of global diversification while seeking markets that offer attractive yields, good inflation outlooks and fiscal discipline. In addition, we will continue to emphasize securities and markets that offer compelling values and low relative risk.

U.S. GOVERNMENT SECURITIES COMPONENT. During this period, mortgage-backed securities spreads widened versus Treasury securities of similar duration. Spread movements in the mortgage-backed market were driven primarily by an increase in prepayments and a renewed concern for prepayment risk. However, spread stability returned by the end of the period as Treasury securities began trading in a well-defined range. Additional positions in mortgage-backed securities, agencies and zero-coupon securities were established during this period. At present, the mortgage portfolio consists of securities ranging in coupon from 6.0 percent to 8 percent. Mortgages represent 32 percent, Treasuries 6 percent, agencies 54 percent, zero-coupon agencies 6 percent and cash equivalents 2 percent.

HIGH-YIELD SECURITIES COMPONENT. Following some market weakness in 1997's fourth quarter as a result of the crisis in the emerging market, the high-yield bond sector proceeded to stabilize and recover during the early part of 1998 as a result of the continued strength in the U.S. economy. This strength has resulted in solid earnings improvements for many high-yield companies and has provided the fuel for the sharp equity market advance experienced during the period. Many high-yield companies have taken advantage of higher equity valuations to raise equity and strengthen their own balance sheets. The resulting credit quality improvement has kept the high-yield market's performance strong relative to that of many other fixed-income markets.

As the economy has continued to expand over the past few years, the Portfolio's high-yield component has tended to concentrate on B-rated issues. In a growing economy, one can generally find undervalued upgrade candidates in this sector that provide attractive yields as well as appreciation potential. We continue to believe that many of these issues are very attractive investments, given our expectation for ongoing economic growth this year. However, in light of the lower market yields available today and the potential for a correction in the market, we have taken some defensive steps for the high-yield component over the past year, including increasing its

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

allocation to the higher-quality end of the market (BB-rated issues or higher). We believe that these holdings will better protect shareholders during a potentially nervous market as well as provide the liquidity and flexibility needed to take advantage of higher, more attractive yields in the future.

The high-yield bond component sold many of its heavily cyclical positions and is now focused on more-predictable, recession-resistant, growth sectors of the economy such as food and beverages, health care, telecommunications and media and cable. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which should bode well for many of the Portfolio's individual holdings. Finally, in keeping with our more defensive posture, we will continue to limit our exposure to emerging high-yield markets, particularly given the risk associated with the ongoing crisis in many overseas markets.

The one- to two-year outlook for the high-yield market remains positive, and we expect continued economic growth with a relatively favorable interest-rate environment. We caution, however, that during this period the possibility exists for another round of investor nervousness in reaction to potential Federal Reserve Board moves or another disruption in the emerging markets.

NORTH AMERICAN GOVERNMENT SECURITIES PORTFOLIO

The North American Government Securities Portfolio produced a total return of
2.25 percent for the six-month period ended June 30, 1998, compared to 3.15 percent for the Lehman Brothers Short (1 - 5 year) U.S. Government Index and
2.31 percent for the Lipper Variable Annuity Global Income Underlying Funds Average.

International markets and money flows played a prominent role in both the Mexican and U.S. financial markets during the first half of 1998. Large flows of capital moved quickly in and out of both countries in response to volatile conditions in the financial markets of Asia and Russia. The impact of these capital flows on the U.S. financial system was most strongly felt in the second week of June, following the announcement of a 5.3 percent decline in Japan's first-quarter GDP and the yen's fall to a 10-year low. Foreign investors quickly moved out of emerging market securities into the safe haven of the U.S. Treasury market, causing the yield on the benchmark 30-year U.S. Treasury bond to plummet to a historic low. The reduction in foreign capital investment in Mexico caused the peso to depreciate slightly. Nonetheless, the Mexican economy remained fundamentally sound.

Mortgage rates brushed near a multi-year low in June, causing spreads to widen on fears of another wave of refinancings. Rumors and reports of sales by distressed mortgage investors pushed spreads out even wider, contributing to the underperformance of the mortgage sector. Prepayments in general have declined in many sectors of the mortgage market, including some adjustable rate

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

mortgages (ARMs). As expected, certain types of collaterized mortgage obligations (CMOs) fared better than other types of securities in this environment. Short sequential agencies performed well, due to strong demand, and securities with principal paydown lockouts and average life protection outperformed those that lacked call protection.

The Portfolio remained on the sidelines with respect to investing in both Mexico and Canada. However, we continue to monitor each sector for relative value and will reinvest when opportunities arise. As always, we maintain a high concentration in the highest tiers of fixed-income credit quality.

The primary risks now confronting the U.S. mortgage market are that a relatively small change in mortgage rates, of perhaps 25 basis points or so, might stimulate another flood of refinancing applications. Analysts estimate that about 15 million households continue to pay mortgage rates of 8 percent or higher. That statistic, combined with forecasts of low interest rates persisting into the fall season make mortgages vulnerable to further price pressures. On the other hand, mortgages have now cheapened to a point where many of these risks are offset yet demand remains strong. These factors, along with our continued emphasis on call protection, support a relatively favorable outlook for the mortgage sector over the next few months.

MONEY MARKET PORTFOLIO

As of June 30, 1998, the Money Market Portfolio had assets in excess of $91.6 million with an average life of 72 days. The Portfolio's total return for the most recent six-month fiscal period was 2.56 percent.

After rising approximately 25 basis points late in the first quarter of 1997, money market yields held remarkably stable over the past five quarters. Federal Reserve policy makers have held the target rate for federal funds at 5.50 percent since March 25, 1997.

On June 30, 1998, approximately 87 percent of the Portfolio consisted of high-quality commercial paper, 2 percent was invested in short-term bank notes of major, financially strong commercial banks, 9 percent was in bankers' acceptances issued by such institutions, and the remaining 2 percent was in Federal agency obligations.

At the end of this fiscal period, approximately 80 percent of the Portfolio's assets were due to mature in less than four months. Therefore, the Portfolio is well positioned for stability of value with a high degree of liquidity. We continue to operate the Portfolio in a straightforward, conservative style without structured notes or derivatives, which could fluctuate excessively when interest rates

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
LETTER TO THE SHAREHOLDERS JUNE 30, 1998, CONTINUED

change. In addition, the Portfolio has avoided making direct investment in Asian financial institutions. As a result, its exposure to credit-rating downgrades, which some money market funds may have experienced recently, has been limited.

At this time we anticipate a slight moderation in the pace of economic activity during the remainder of 1998, with no major adverse surprises in the rate of inflation. In view of the benign inflationary environment along with the uncertainty of international economic events, we anticipate that the Fed will maintain the current federal funds target rate for the near term. As a result, we do not expect investment yields available to the Portfolio during the months immediately ahead to differ dramatically from those available during the fiscal period just ended.

We appreciate your support of Morgan Stanley Dean Witter Select Dimensions Investment Series and look forward to continuing to serve your investment needs and objectives.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS
INVESTMENT SERIES
RESULTS OF SPECIAL MEETING (UNAUDITED)

                                     * * *

On February 26, 1998, a special meeting of shareholders of Morgan Stanley Dean Witter Select Dimensions Investment Series was held for the purpose of voting on two separate matters, the results of which are as follows:

1) For the Growth Portfolio (formerly named the Core Equity Portfolio), approval of a sub-advisory agreement between Morgan Stanley Dean Witter Advisors Inc. (formerly Dean Witter InterCapital Inc.) and Morgan Stanley Asset Management
Inc.:

For.....................................  2,142,060.046
Against.................................     34,429.901
Abstain.................................    167,530.160

2) For the Balanced Growth Portfolio (formerly the Balanced Portfolio), approval of a change in the Portfolio's investment objective from high total return through a combination of income and capital appreciation to capital growth with reasonable current income:

For.....................................  4,069,610.588
Against.................................    179,252.467
Abstain.................................    298,140.381

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                             ANNUALIZED
PRINCIPAL                                                     YIELD ON
AMOUNT IN                                                     DATE OF        MATURITY
THOUSANDS                                                     PURCHASE         DATE            VALUE
-------------------------------------------------------------------------------------------------------
         COMMERCIAL PAPER, (87.1%)
         AUTOMOTIVE - FINANCE (15.1%)
$  4,500 American Honda Finance Corp.......................  5.56-5.57%  07/08/98-07/24/98  $ 4,490,111
   1,000 Chrysler Financial Corp...........................     5.55     02/02/98-03/02/98      992,950
   1,500 Daimler-Benz North America Corp...................     5.60         07/23/98         1,494,958
   3,000 Ford Motor Credit Co..............................  5.57-6.10   07/01/98-07/02/98    2,999,770
   3,930 General Motors Acceptance Corp....................  5.81-5.83   07/10/98-10/22/98    3,896,309
                                                                                            -----------
                                                                                             13,874,098
                                                                                            -----------
         BANK HOLDING COMPANIES (17.6%)
   4,150 Bankers Trust Corp................................  5.56-5.65   08/24/98-10/23/98    4,107,181
   2,000 Mellon Financial Co...............................     5.60         07/27/98         1,992,027
   4,470 Morgan (J.P.) & Co. Inc...........................  5.61-5.67   07/17/98-12/07/98    4,385,503
   2,000 NationsBank Corp..................................     5.61         08/13/98         1,986,813
   1,750 Norwest Corp......................................     5.60         07/21/98         1,744,575
   2,000 PNC Funding Corp..................................     5.62         08/27/98         1,982,520
                                                                                            -----------
                                                                                             16,198,619
                                                                                            -----------
         BANKS - COMMERCIAL (13.0%)
   2,500 ABN- AMRO North America Finance Inc...............     5.61         09/25/98         2,467,451
   1,000 Barclays U.S. Funding Corp........................     5.56         07/07/98           999,098
   1,500 Deutsche Bank Financial Inc.......................     5.60         08/14/98         1,489,880
   2,000 Societe Generale N.A. Inc.........................     5.56         10/07/98         1,970,546
   3,200 Toronto-Dominion Holdings USA Inc.................  5.58-5.71   08/10/98-01/28/99    3,128,429
   1,900 UBS Finance (DE) Inc..............................     5.66         11/20/98         1,858,856
                                                                                            -----------
                                                                                             11,914,260
                                                                                            -----------
         BROKERAGE (3.7%)
   3,370 Goldman Sachs Group L.P...........................  5.54-5.59   07/06/98-08/28/98    3,352,465
                                                                                            -----------
         FINANCE - COMMERCIAL (4.7%)
   1,400 CIT Group Holdings, Inc...........................     5.60         10/09/98         1,378,806
   3,000 International Lease Finance Corp..................  5.61-5.62   10/29/98-11/06/98    2,943,373
                                                                                            -----------
                                                                                              4,322,179
                                                                                            -----------
         FINANCE - CONSUMER (12.7%)
   1,000 American Express Credit Corp......................     5.58         08/12/98           993,642
   1,700 American General Finance Corp.....................     5.59         08/06/98         1,690,667

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

                                                             ANNUALIZED
PRINCIPAL                                                     YIELD ON
AMOUNT IN                                                     DATE OF        MATURITY
THOUSANDS                                                     PURCHASE         DATE            VALUE
-------------------------------------------------------------------------------------------------------
$  3,075 Avco Financial Services, Inc......................  5.59-5.62%  08/11/98-09/09/98  $ 3,051,198
   4,105 Beneficial Corp...................................  5.55-5.59   07/20/98-08/05/98    4,087,423
   1,820 Commercial Credit Co..............................     5.58         09/04/98         1,801,894
                                                                                            -----------
                                                                                             11,624,824
                                                                                            -----------
         FINANCE - DIVERSIFIED (8.6%)
   3,500 Associates Corp. of North America.................  5.58-5.60   07/30/98-12/11/98    3,454,140
   4,500 General Electric Capital Corp.....................  5.60-5.65   08/07/98-01/29/99    4,422,663
                                                                                            -----------
                                                                                              7,876,803
                                                                                            -----------
         FINANCE - EQUIPMENT (1.7%)
   1,560 Deere (John) Capital Corp.........................     5.60         09/18/98         1,541,069
                                                                                            -----------
         INDUSTRIALS (2.0%)
   1,850 Deere & Co........................................     5.57         07/14/98         1,846,306
                                                                                            -----------
         INSURANCE (0.7%)
     675 American General Corp.............................     5.58         07/16/98           673,459
                                                                                            -----------
         OFFICE EQUIPMENT (1.1%)
   1,080 Pitney Bowes Credit Corp..........................     5.71         07/09/98         1,078,632
                                                                                            -----------
         RETAIL (3.9%)
   3,570 Sears Roebuck Acceptance Corp.....................  5.56-5.58   07/31/98-08/20/98    3,548,671
                                                                                            -----------
         UTILITIES - FINANCE (2.3%)
   2,085 National Rural Utilities Cooperative Finance
           Corp............................................     5.56         07/22/98         2,078,335
                                                                                            -----------

         TOTAL COMMERCIAL PAPER
         (AMORTIZED COST $79,929,720).....................................................   79,929,720
                                                                                            -----------

         BANKERS' ACCEPTANCES (8.6%)
   4,039 BankBoston, N.A...................................  5.60-5.66   07/15/98-11/20/98    3,988,641
   2,000 Corestates Bank, N.A..............................     5.64         10/28/98         1,963,639
   2,000 Mellon Bank, N.A..................................  5.61-5.65   10/09/98-10/23/98    1,967,417
                                                                                            -----------

         TOTAL BANKERS' ACCEPTANCES
         (AMORTIZED COST $7,919,697)......................................................    7,919,697
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MONEY MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

                                                             ANNUALIZED
PRINCIPAL                                                     YIELD ON
AMOUNT IN                                                     DATE OF        MATURITY
THOUSANDS                                                     PURCHASE         DATE            VALUE
-------------------------------------------------------------------------------------------------------
         SHORT-TERM BANK NOTE (2.2%)
$  2,000 First Union National Bank
         (AMORTIZED COST $2,000,000).......................    5.65%         01/20/99       $ 2,000,000
                                                                                            -----------

         U.S. GOVERNMENT AGENCIES (2.0%)
     515 Federal Farm Credit
           Bank............................................     5.56         06/15/99           488,688
     877 Federal Home Loan
           Banks...........................................     5.52         01/11/99           851,716
     500 Federal Home Loan Mortgage Corp...................     5.51         08/04/98           497,459
                                                                                            -----------

         TOTAL U.S. GOVERNMENT AGENCIES
         (AMORTIZED COST $1,837,863)......................................................    1,837,863
                                                                                            -----------

TOTAL INVESTMENTS
(AMORTIZED COST $91,687,280) (a)..................................................   99.9 %  91,687,280

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES....................................    0.1        48,111
                                                                                    ------  -----------

NET ASSETS........................................................................  100.0 % $91,735,391
                                                                                    ------  -----------
                                                                                    ------  -----------

---------------------

(a)  Cost is the same for federal income tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                     COUPON   MATURITY
THOUSANDS                                                      RATE      DATE       VALUE
--------------------------------------------------------------------------------------------
         U.S. GOVERNMENT OBLIGATIONS (14.6%)
         U.S. Treasury Note
$   250  ..................................................    5.50 %  11/15/98   $  250,078
    200  ..................................................    5.50    02/28/99      200,058
    150  ..................................................    5.50    04/15/00      149,998
    100  ..................................................    6.00    08/15/99      100,490
    200  ..................................................    6.375   05/15/99      201,410
                                                                                  ----------
         TOTAL U.S. GOVERNMENT OBLIGATIONS
         (IDENTIFIED COST $902,588)............................................      902,034
                                                                                  ----------

         MORTGAGE-BACKED SECURITIES (49.2%)
         Federal Home Loan Mortgage Corp.
     76  ..................................................    5.50    11/01/00       74,818
     40  ..................................................    6.00    11/01/99       39,874
      7  ..................................................    7.00    07/01/00        7,206
    271  ..................................................    7.00    09/01/17      275,653
    481  ..................................................    7.00    02/01/28      487,275
     68  ..................................................    7.50    05/01/11       69,529
    131  ..................................................    7.50    06/01/11      134,966
    102  ..................................................    7.50    08/01/11      105,112
         Federal National Mortgage Assoc.
     64  ..................................................    6.00    09/01/00       63,061
     59  ..................................................    6.50    07/01/02       59,835
     65  ..................................................    7.00    06/01/02       65,612
     71  ..................................................    7.00    10/01/02       71,802
    107  ..................................................    7.00    01/01/03      108,810
    131  ..................................................    7.551   12/01/26      135,536
     35  ..................................................    7.565   05/01/27       36,240
     82  ..................................................    7.60    04/01/27       83,675
     57  ..................................................    7.718   05/01/27       58,361
    233  ..................................................    7.75    01/01/22      245,039
     35  ..................................................    7.813   09/01/26       35,878
     33  ..................................................    8.075   07/01/24       34,220
         Government National Mortgage Assoc.
    278  ..................................................    6.00    07/20/27      282,720
    281  ..................................................    6.00    08/20/27      286,006
    101  ..................................................    6.875   02/20/23      103,006
     55  ..................................................    6.875   01/20/26       55,888
     55  ..................................................    7.375   06/20/25       56,122
     53  ..................................................    7.375   05/20/26       54,205
                                                                                  ----------

         TOTAL MORTGAGE-BACKED SECURITIES
         (IDENTIFIED COST $2,996,358)..........................................    3,030,449
                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

NORTH AMERICAN GOVERNMENT SECURITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                     COUPON   MATURITY
THOUSANDS                                                      RATE      DATE       VALUE
--------------------------------------------------------------------------------------------
         SHORT-TERM INVESTMENTS (34.2%)
         U.S. GOVERNMENT AGENCIES (a) (32.4)
         Federal Agricultural Mortgage Corp.
$   500  ..................................................    5.42 %  07/01/98   $  500,000
    109  ..................................................    5.44    07/01/98      109,000
         Federal Farm Credit Bank
    301  ..................................................    5.44    07/10/98      300,590
    200  ..................................................    5.47    07/01/98      200,000
    177  ..................................................    5.50    07/01/98      176,784
         Federal Home Loan Banks
    100  ..................................................    5.40    07/01/98      100,000
    250  ..................................................    5.45    07/06/98      249,811
    100  ..................................................    5.45    07/22/98       99,682
    125  ..................................................    5.45    08/07/98      124,300
    134  Federal Home Loan Mortgage Corp...................    5.55    07/13/98      133,752
                                                                                  ----------

         TOTAL U.S. GOVERNMENT AGENCIES
         (AMORTIZED COST $1,993,919)...........................................    1,993,919
                                                                                  ----------

         REPURCHASE AGREEMENT (1.8%)
    112  The Bank of New York (dated 06/30/98; proceeds
           $111,518) (b) (IDENTIFIED COST $111,501)........    5.50    07/01/98      111,501
                                                                                  ----------

         TOTAL SHORT-TERM INVESTMENTS
         (IDENTIFIED COST $2,105,420)..........................................    2,105,420
                                                                                  ----------

TOTAL INVESTMENTS
(IDENTIFIED COST $6,004,366) (c)............................................................   98.0 %   6,037,903

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................................    2.0       122,183
                                                                                              ------  -----------

NET ASSETS..................................................................................  100.0 % $ 6,160,086
                                                                                              ------  -----------
                                                                                              ------  -----------

---------------------

(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $111,809 U.S. Treasury Note 6.125% due 12/31/01 valued at $113,731.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $38,787 and the aggregate gross unrealized depreciation is $5,250, resulting in net unrealized appreciation of $33,537.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            GOVERNMENT & CORPORATE BONDS (94.5%)
            FOREIGN (19.6%)
            AUSTRALIA (0.0%)
            CABLE/CELLULAR
$        3  Australis Media Ltd.........................................  15.75 ++%      05/15/03       $       427
                                                                                                        -----------

            CANADA (1.5%)
            CABLE/CELLULAR (0.6%)
       500  Clearnet Communications Inc.................................  14.75 ++       12/15/05           420,000
                                                                                                        -----------
            FOODS & BEVERAGES (0.3%)
       250  Sparkling Spring Water......................................  11.50          11/15/07           262,500
                                                                                                        -----------
            MANUFACTURING (0.3%)
       750  International Semi-Tech Microelectronics....................  11.50 ++       08/15/03           232,500
                                                                                                        -----------
            TELECOMMUNICATIONS (0.3%)
       200  Metronet Communications.....................................  12.00          08/15/07           225,000
                                                                                                        -----------

            TOTAL CANADA..............................................................................    1,140,000
                                                                                                        -----------

            DENMARK (a) (2.7%)
            GOVERNMENT OBLIGATION
DKK 13,000  Kingdom of Denmark..........................................   9.00          11/15/00         2,080,075
                                                                                                        -----------

            FINLAND (a)(0.4%)
            FINANCIAL
 GBP   200  Leonia Corporation Bank PLC.................................   6.75          12/29/00           327,298
                                                                                                        -----------

            GERMANY (a) (3.3%)
            BANKS
 DEM 1,100  Allgemeine HypothekenBank AG................................   5.75          03/13/00           624,244
 GBP   150  Bayerische Hypotheken Bank..................................   6.75          12/30/99           246,142
       100  Bayerische VereinsBank......................................   7.50          12/27/00           166,775
 DEM 1,100  Depfa-Bank..................................................   6.00          08/28/00           630,448
 GBP   150  Deutsche Siedlungs Bank.....................................   7.50          12/27/00           249,975
 DEM 1,100  Rheinische HypothekenBank AG................................   5.50          12/20/99           620,595
                                                                                                        -----------

            TOTAL GERMANY.............................................................................    2,538,179
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            ITALY (a) (4.4%)
            GOVERNMENT OBLIGATIONS
 ITL 2,075  Italy Treasury Bond.........................................   9.50 %        02/01/01       $ 1,305,062
         M
   3,325 M  Italy Treasury Bond.........................................   9.50          05/01/01         2,111,410
                                                                                                        -----------

            TOTAL ITALY...............................................................................    3,416,472
                                                                                                        -----------

            NETHERLANDS (0.3%)
            TELECOMMUNICATIONS
$      200  Versatel Telecommunications BV (Units)++ - 144A*............  13.25          05/15/08           210,000
                                                                                                        -----------

            NEW ZEALAND (1.8%)
            BANKS (0.7%)
NZD  1,100  International Bank for Reconstruction & Development.........   7.00          09/18/00           562,923
                                                                                                        -----------
            GOVERNMENT OBLIGATION (a) (1.1%)
     1,600  New Zealand Government Bond.................................   8.00          02/15/01           846,295
                                                                                                        -----------

            TOTAL NEW ZEALAND.........................................................................    1,409,218
                                                                                                        -----------

            NORWAY (0.8%)
            GOVERNMENT OBLIGATION (0.6%)
NOK  3,400  Norway Government Bond......................................   9.00          01/31/99           452,756
                                                                                                        -----------
            OIL & GAS (0.2%)
$      200  Northern Offshore ASA - 144A*...............................  10.00          05/15/05           194,000
                                                                                                        -----------

            TOTAL NORWAY..............................................................................      646,756
                                                                                                        -----------

            SPAIN (1.4%)
            GOVERNMENT OBLIGATION
 ESP 150 M  Spain Treasury Bond.........................................  12.25          03/25/00         1,105,386
                                                                                                        -----------

            UNITED KINGDOM (3.0%)
            BANKS (a) (1.8%)
 GBP   176  Baden Wurt L-Finance NV.....................................   7.75          12/14/00           294,923
       300  Halifax PLC.................................................   8.375         12/15/99           503,249
 DEM 1,100  Suedwest LB Capital Markets (Series EMTN)...................   7.00          03/31/00           636,263
                                                                                                        -----------
                                                                                                          1,434,435
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            GOVERNMENT OBLIGATION (0.9%)
 GBP   400  United Kingdom Treasury Bond................................  10.00 %        02/26/01       $   716,608
                                                                                                        -----------
            TRANSPORTATION (0.3%)
$      250  Alpha Shipping PLC - 144A*..................................   9.50          02/15/08           235,625
                                                                                                        -----------

            TOTAL UNITED KINGDOM......................................................................    2,386,668
                                                                                                        -----------

            TOTAL FOREIGN
            (IDENTIFIED COST $15,522,567).............................................................   15,260,479
                                                                                                        -----------

            UNITED STATES (74.9%)
            CORPORATE BONDS (28.1%)
            AEROSPACE (0.3%)
       200  Sabreliner Corp. - 144A*....................................  11.00          06/15/08           200,500
                                                                                                        -----------
            BROADCAST MEDIA (1.1%)
       300  Interep National Radio Sales - 144A*........................  10.00          07/01/08           303,000
       100  Paxson Communications Corp..................................  11.625         10/01/02           107,000
       200  Spanish Broadcasting System, Inc............................  12.50          06/15/02           228,000
       200  Tri-State Outdoor Media - 144A*.............................  11.00          05/15/08           203,000
                                                                                                        -----------
                                                                                                            841,000
                                                                                                        -----------
            BUSINESS SERVICES (1.4%)
       500  Anacomp, Inc. (Series B)....................................  10.875         04/01/04           526,250
       500  Comforce Operating Inc......................................  12.00          12/01/07           540,000
                                                                                                        -----------
                                                                                                          1,066,250
                                                                                                        -----------
            CABLE/CELLULAR (1.7%)
       294  Falcon Holdings Group L.P...................................  11.00          09/15/03           313,375
       500  McCaw International Ltd.....................................  13.00 ++       04/15/07           327,500
       300  Nextel Communications.......................................  10.65 ++       09/15/07           203,250
       600  Price Communications Cellular Holdings......................  13.50 ++       08/01/07           420,000
       200  Triton Communications - 144A*...............................  11.00 ++       05/01/08           112,500
                                                                                                        -----------
                                                                                                          1,376,625
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            CHEMICALS (0.3%)
$      250  Harris Chemical North America, Inc..........................  10.75 %        10/15/03       $   262,813
                                                                                                        -----------
            COMPUTER EQUIPMENT (1.3%)
       400  CHS Electronics Inc.........................................   9.875         04/15/05           390,000
       300  IBM Credit Corp.............................................  15.00          02/02/99           315,930
       250  Unisys Corp. - (Series B)...................................  12.00          04/15/03           281,875
                                                                                                        -----------
                                                                                                            987,805
                                                                                                        -----------
            CONSUMER PRODUCTS (0.3%)
       200  Samsonite Corp. - 144A*.....................................  10.75          06/15/08           199,500
                                                                                                        -----------
            ELECTRICAL & ALARM SYSTEMS (0.5%)
       400  Mosler, Inc.................................................  11.00          04/15/03           368,000
                                                                                                        -----------
            ENTERTAINMENT/GAMING & LODGING (3.3%)
       400  Aladdin Gaming/Capital Corp. (Units)++ - 144A*..............  13.50 ++       03/01/10           188,000
       250  Argosy Gaming Co............................................  13.25          06/01/04           280,000
       300  Epic Resorts LLC/Capital - 144A*............................  13.00          06/15/05           302,997
       250  Fitzgerald Gaming Corp. - 144A*.............................  12.25          12/15/04           246,250
       500  Lady Luck Gaming Finance Corp...............................  11.875         03/01/01           510,000
       200  Motels of America, Inc. (Series B)..........................  12.00          04/15/04           195,000
       265  Resort At Summer
              Co. - 144A*...............................................  13.00+         12/15/07           276,815
       250  Stuart Entertainment, Inc. (Series B).......................  12.50          11/15/04           186,250
       400  Walt Disney Co..............................................  15.00          12/14/98           416,324
                                                                                                        -----------
                                                                                                          2,601,636
                                                                                                        -----------
            FINANCE (1.1%)
       300  General Electric Capital Corp. (Series A)...................  15.00          01/21/99           315,285
 GBP   325  KFW International Finance (a)...............................   7.625         12/29/00           544,485
                                                                                                        -----------
                                                                                                            859,770
                                                                                                        -----------
            FOODS & BEVERAGES (1.6%)
$      200  Envirodyne Industries, Inc..................................  10.25          12/01/01           200,500
       500  General Mills, Inc..........................................  15.00          01/29/99           527,045

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
$      250  PepsiCo, Inc................................................  15.00 %        08/06/98       $   252,183
       600  Specialty Foods Acquisition Corp. (Series B)................  13.00 ++       08/15/05           256,500
                                                                                                        -----------
                                                                                                          1,236,228
                                                                                                        -----------
            HEALTHCARE (0.8%)
       300  Unilab Corp.................................................  11.00          04/01/06           323,250
       500  Unison Healthcare Corp. - 144A* (c).........................  12.25          11/01/06           276,250
                                                                                                        -----------
                                                                                                            599,500
                                                                                                        -----------
            MANUFACTURING (0.8%)
       325  Berry Plastics..............................................  12.25          04/15/04           353,438
       250  Outsourcing Services Group, Inc. - 144A*....................  10.875         03/01/06           256,250
                                                                                                        -----------
                                                                                                            609,688
                                                                                                        -----------
            MANUFACTURING - DIVERSIFIED (0.8%)
       200  Interlake Corp..............................................  12.125         03/01/02           206,250
       200  J.B. Poindexter & Co., Inc..................................  12.50          05/15/04           199,000
       325  Jordan Industries, Inc. (Series B)..........................  11.75 ++       04/01/09           209,625
                                                                                                        -----------
                                                                                                            614,875
                                                                                                        -----------
            OIL & GAS (1.1%)
       300  Texaco Capital, Inc.........................................  15.00          01/13/99           314,616
       500  TransAmerica Refining Corp. (Units)++ - 144A*...............  16.00          06/30/03           532,500
                                                                                                        -----------
                                                                                                            847,116
                                                                                                        -----------
            PUBLISHING (0.3%)
       250  American Media Operations, Inc..............................  11.625         11/15/04           268,125
                                                                                                        -----------
            RESTAURANTS (1.3%)
       300  Carrols Corp................................................  11.50          08/15/03           317,250
       200  FRD Acquisition Corp. (Series B)............................  12.50          07/15/04           219,500
       250  Friendly Ice Cream Corp.....................................  10.50          12/01/07           264,375
       250  Planet Hollywood International..............................  12.00          04/01/05           225,000
                                                                                                        -----------
                                                                                                          1,026,125
                                                                                                        -----------
            RETAIL (0.3%)
       250  K Mart Corp.................................................  13.50          01/01/09           267,175
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            RETAIL - FOOD CHAINS (1.3%)
$      250  Big V Supermarkets, Inc. (Series B).........................  11.00 %        02/15/04       $   260,625
       250  Mrs. Fields Original........................................  10.125         12/01/04           242,500
       500  Pueblo Xtra International, Inc. (Series C)..................   9.50          08/01/03           491,250
                                                                                                        -----------
                                                                                                            994,375
                                                                                                        -----------
            TELECOMMUNICATIONS (6.3%)
       400  21st Century Telecom Group, Inc.............................  12.25 ++       02/15/08           226,000
       425  Advanced Radio Telecommunication............................  14.00          02/15/07           452,625
       200  Birch Telecommunication Inc. (Units)++ - 144A*..............  14.00          06/15/08           200,250
       200  Cellnet Data Systems Inc....................................  14.00 ++       10/01/07           112,000
       300  e. Spire Communications.....................................  13.75          07/15/07           342,750
       200  Facilicom International.....................................  10.50          01/15/08           196,000
       400  FirstWorld Communication (Units)++ - 144A*..................  13.00 ++       04/15/08           176,000
       250  GST Equipment Funding Corp..................................  13.25          05/01/07           287,500
       300  Hyperion Telecommunication, Inc. (Series B).................  12.25          09/01/04           323,250
       400  In-Flight Phone Corp. (Series B) (b)........................  14.00          05/15/02            56,000
       150  NextLink Communications LLC.................................  12.50          04/15/06           169,875
       300  Optel Inc. - 144A*..........................................  11.50          07/01/08           300,000
       300  Paging Network, Inc.........................................  10.125         08/01/07           312,000
       300  Peoples Telephone Co., Inc..................................  12.25          07/15/02           316,500
       300  Primus Telecommunications Group.............................  11.75          08/01/04           318,000
       400  USA Mobile Communications Holdings, Inc.....................  14.00          11/01/04           442,000
       500  Winstar Communications......................................  14.00 ++       10/15/05           418,750
       250  Winstar Equipment Corp......................................  12.50          03/15/04           282,500
                                                                                                        -----------
                                                                                                          4,932,000
                                                                                                        -----------
            TELECOMMUNICATIONS EQUIPMENT (0.5%)
       400  FWT Inc.....................................................   9.875         11/15/07           372,000
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
            TEXTILES - APPAREL MANUFACTURERS (0.1%)
$      150  U.S. Leather, Inc. (c)......................................  10.25 %        07/31/03       $    66,750
                                                                                                        -----------
            WIRELESS COMMUNICATION (1.6%)
       200  Echostar DBS Corp...........................................  12.50          07/01/02           224,500
       250  GlobalStar LP/Capital.......................................  11.375         02/15/04           241,875
       150  Globalstar LP/Capital - 144A*...............................  11.50          06/01/05           145,688
       200  Orbcomm Global LP/Capital...................................  14.00          08/15/04           226,000
       600  TCI Statellite Entertainment Corp...........................  12.25 ++       02/15/07           406,500
                                                                                                        -----------
                                                                                                          1,244,563
                                                                                                        -----------
            TOTAL CORPORATE BONDS
            (IDENTIFIED COST $21,935,185).............................................................   21,842,419
                                                                                                        -----------
            MORTGAGE-BACKED SECURITIES (21.2%)
       765  Federal Home Loan Mortgage Corp. (1.0%).....................   7.00          06/01/04           777,119
                                                                                                        -----------
            Federal National Mortgage Assoc. (9.4%)
       851  ............................................................   6.00     02/01/11-03/01/11       841,280
     2,970  ............................................................   6.50     04/01/12-06/01/28     2,966,061
     3,129  ............................................................   7.00     07/01/25-05/01/27     3,172,337
       353  ............................................................   8.00          07/01/26           365,442
                                                                                                        -----------
                                                                                                          7,345,120
                                                                                                        -----------
            Government National Mortgage Assoc. (10.8%)
     5,632  ............................................................   6.50     01/15/24-04/20/28     5,613,393
       873  ............................................................   7.00     01/15/26-04/15/26       886,627
     1,069  ............................................................   7.50     02/15/26-07/15/26     1,098,339
       777  ............................................................   8.00     02/15/26-06/15/26       804,710
                                                                                                        -----------
                                                                                                          8,403,069
                                                                                                        -----------
            TOTAL MORTGAGE-BACKED SECURITIES
            (IDENTIFIED COST $16,157,129).............................................................   16,525,308
                                                                                                        -----------
            U.S. GOVERNMENT & AGENCY OBLIGATIONS (25.6%)
            Federal Home Loan Banks (a) (1.5%)
       500  ............................................................   5.53          01/15/03           495,660
 DEM 1,100  ............................................................   6.00          08/23/00           630,172
                                                                                                        -----------
                                                                                                          1,125,832
                                                                                                        -----------
            Federal National Mortgage Assoc. (a) (2.2%)
$      500  ............................................................   5.60          02/02/01           498,705
NZD  2,400  ............................................................   7.00          09/26/00         1,225,516
                                                                                                        -----------
                                                                                                          1,724,221
                                                                                                        -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
$     6,000 Resolution Funding Corp. (a) (4.7%).........................   0.00 %   01/15/05-10/15/07   $ 3,670,320
                                                                                                        -----------
     1,000  Tennesee Valley Authority (a) (1.1%)........................   0.00          07/15/00           891,620
                                                                                                        -----------
            U.S. Treasury Notes (a) (16.1%)
     5,100  ............................................................   5.375         02/15/01         5,080,416
     3,500  ............................................................   5.625         05/15/01         3,511,480
     1,800  ............................................................   5.75          11/30/02         1,814,490
     1,000  ............................................................   6.25          08/31/02         1,025,150
     1,000  ............................................................   8.00          05/15/01         1,063,560
                                                                                                        -----------
                                                                                                         12,495,096
                                                                                                        -----------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (IDENTIFIED COST $19,732,699).............................................................   19,907,089
                                                                                                        -----------
            TOTAL UNITED STATES
            (IDENTIFIED COST $57,825,013).............................................................   58,274,816
                                                                                                        -----------
            TOTAL GOVERNMENT & CORPORATE BONDS
            (IDENTIFIED COST $73,347,580).............................................................   73,535,295
                                                                                                        -----------

NUMBER OF
  SHARES
----------
            COMMON STOCKS (d) (0.4%)
            CABLE/CELLULAR (0.1%)
     3,358  Price Communications Corp.................................................................       51,419
                                                                                                        -----------
            RETAIL (0.3%)
    53,200  County Seat Stores, Inc. (e) (f)..........................................................      248,391
                                                                                                        -----------
            TOTAL COMMON STOCKS
            (IDENTIFIED COST $304,957)................................................................      299,810
                                                                                                        -----------

NUMBER OF                                                                               EXPIRATION
 WARRANTS                                                                                  DATE
----------                                                                          ------------------
            WARRANTS (d) (0.0%)
            CABLE & TELECOMMUNICATIONS (0.0%)
       500  McCaw International Ltd. - 144A*......................................  04/15/07                    125
       200  Metronet Communications - 144A*.......................................  08/15/07                  9,644
       300  UIH Australia/Pacific Inc.............................................  05/15/06                      3
                                                                                                        -----------
                                                                                                              9,772
                                                                                                        -----------
            ENTERTAINMENT/GAMING & LODGING (0.0%)
       300  Epic Resorts - 144A*..................................................  06/15/05                      3
       787  Fitzgeralds Gaming Corp...............................................  12/19/98                  3,542

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF                                                                               EXPIRATION
 WARRANTS                                                                                  DATE            VALUE
-------------------------------------------------------------------------------------------------------------------
       100  Fitzgeralds South Inc. - 144A*........................................  03/15/99            $         1
       250  Resort At Summerlin Corp. - 144A*.....................................  12/15/07                      3
                                                                                                        -----------
                                                                                                              3,549
                                                                                                        -----------
            TOTAL WARRANTS
            (IDENTIFIED COST $4,554)..................................................................       13,321
                                                                                                        -----------

PRINCIPAL
AMOUNT IN                                                                 COUPON         MATURITY
THOUSANDS                                                                  RATE            DATE
----------                                                                -------   ------------------
            SHORT-TERM INVESTMENT (3.6%)
            REPURCHASE AGREEMENT
$     2,818 The Bank of New York (dated 06/30/98; proceeds $2,818,423)
              (g)
              (IDENTIFIED COST $2,817,993)..............................   5.50 %   07/01/98              2,817,993
                                                                                                        -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $76,475,084) (h)............................................................   98.5 %   76,666,419

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES...............................................    1.5      1,145,132
                                                                                               ------  ------------
NET ASSETS...................................................................................  100.0 % $ 77,811,551
                                                                                               ------  ------------
                                                                                               ------  ------------

---------------------

 M   In millions.
 *   Resale is restricted to qualified institutional investors.
++ Consists of one or more class of securities traded together as a unit; bonds with attached stocks or warrants.
 +   Payment-in-kind security.
++ Currently a zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(b)  Non-income producing securities; issuer in bankruptcy.
(c)  Non-income producing security; issuer in default.
(d)  Non-income producing securities.
(e)  Acquired through exchange offer.
(f) Includes 19,087 shares which are due from the issuer pursuant to a reorganization.
(g) Collateralized by $1,652,391 U.S. Treasury Note 5.875% due 09/30/02 valued at $1,695,633 and $1,161,439 U.S. Treasury Note 5.25% due 01/31/01 valued at $1,178,720.
(h) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,520,620 and the aggregate gross unrealized depreciation is $1,329,285, resulting in net unrealized appreciation of $191,335.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVERSIFIED INCOME
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1998:

                                                       UNREALIZED
     CONTRACTS           IN EXCHANGE      DELIVERY   APPRECIATION/
    TO DELIVER               FOR            DATE      DEPRECIATION
-------------------------------------------------------------------
   GBP      550,000     $        903,485  07/13/98   $    (12,973)
   NZD    1,362,000     $        721,329  07/20/98         17,629
   NZD    1,600,000     $        849,920  07/21/98         23,312
   NZD    2,100,000     $      1,115,100  07/31/98         30,940
   GBP      800,000     $      1,302,800  08/17/98        (27,568)
   DEM    1,352,500     $        745,960  09/10/98         (5,237)
   DEM    1,220,000     $        671,510  09/10/98         (6,094)
  FRF    13,747,000     $      2,256,585  09/10/98        (21,989)
   NLG      580,000     $        283,868  09/10/98         (1,914)
   NLG      170,000     $         83,668  09/17/98           (131)
  JPY    91,391,000     $        652,513  10/01/98        (14,098)
                                                     --------------
      Net unrealized depreciation..................  $    (18,123)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

GBP        British Pound.
DKK        Danish Krone.
NLG        Dutch Guilder.
FRF        French Franc.
DEM        Deutsche Mark.
ITL        Italian Lira.
JPY        Japanese Yen.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
ESP        Spanish Peseta.

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (64.3%)
           AEROSPACE & DEFENSE (2.7%)
  42,000   Raytheon Co. (Class B)..................................................................  $ 2,483,250
                                                                                                     -----------
           ALUMINUM (2.5%)
  36,000   Aluminum Co. of America.................................................................    2,373,750
                                                                                                     -----------
           AUTOMOTIVE (5.0%)
  40,500   Ford Motor Co...........................................................................    2,389,500
  34,500   General Motors Corp.....................................................................    2,305,031
                                                                                                     -----------
                                                                                                       4,694,531
                                                                                                     -----------
           BANKING (4.9%)
  41,000   Banc One Corp...........................................................................    2,288,312
  27,000   BankAmerica Corp........................................................................    2,333,812
                                                                                                     -----------
                                                                                                       4,622,124
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (2.4%)
  55,000   PepsiCo, Inc............................................................................    2,265,312
                                                                                                     -----------
           CHEMICALS (2.4%)
  30,000   Du Pont (E.I.) de Nemours & Co., Inc....................................................    2,238,750
                                                                                                     -----------
           COMPUTER EQUIPMENT (2.6%)
  21,000   International Business Machines Corp....................................................    2,411,062
                                                                                                     -----------
           CONGLOMERATES (2.5%)
  60,000   Tenneco, Inc............................................................................    2,283,750
                                                                                                     -----------
           DRUGS (2.5%)
  20,500   Bristol-Myers Squibb Co.................................................................    2,356,219
                                                                                                     -----------
           ELECTRIC - MAJOR (2.5%)
  26,000   General Electric Co.....................................................................    2,366,000
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (2.5%)
  29,800   Associates First Capital Corp. (Class A)................................................    2,290,875
                                                                                                     -----------
           FOODS (2.4%)
  71,000   ConAgra, Inc............................................................................    2,249,813
                                                                                                     -----------
           MACHINERY - AGRICULTURAL (2.6%)
  45,000   Deere & Co..............................................................................    2,379,375
                                                                                                     -----------
           NATURAL GAS (2.7%)
  46,000   Enron Corp..............................................................................    2,486,875
                                                                                                     -----------
           OIL - DOMESTIC (2.4%)
  29,000   Atlantic Richfield Co...................................................................    2,265,625
                                                                                                     -----------
           PAPER & FOREST PRODUCTS (2.4%)
  49,000   Weyerhaeuser Co.........................................................................    2,263,188
                                                                                                     -----------
           RAILROADS (2.4%)
  49,000   CSX Corp................................................................................    2,229,500
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL (4.8%)
  46,000   Dayton-Hudson Corp......................................................................  $ 2,231,000
  35,000   May Department Stores Co................................................................    2,292,500
                                                                                                     -----------
                                                                                                       4,523,500
                                                                                                     -----------
           SOAP & HOUSEHOLD PRODUCTS (2.5%)
  26,000   Procter & Gamble Co.....................................................................    2,367,625
                                                                                                     -----------
           STEEL (2.4%)
  74,000   Timken Co...............................................................................    2,280,125
                                                                                                     -----------
           TELECOMMUNICATIONS (2.4%)
  32,000   Sprint Corp.............................................................................    2,256,000
                                                                                                     -----------
           UTILITIES - ELECTRIC (4.8%)
  59,000   GPU, Inc................................................................................    2,230,938
  63,000   Unicom Corp.............................................................................    2,208,938
                                                                                                     -----------
                                                                                                       4,439,876
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $57,395,804)...........................................................   60,127,125
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (4.4%)
           AEROSPACE & DEFENSE (0.4%)
$    400   Raytheon Co.
             6.45% due 08/15/02....................................................................      403,324
                                                                                                     -----------
           BANKS (0.7%)
     200   NationsBank Corp.
             7.50% due 09/15/06....................................................................      215,898
     325   Norwest Corp.
             6.80% due 05/15/02....................................................................      333,408
     110   Wells Fargo & Co.
             6.875% due 04/01/06...................................................................      114,331
                                                                                                     -----------
                                                                                                         663,637
                                                                                                     -----------
           BANKS - MONEY CENTER (0.1%)
     145   Citicorp
             6.375% due 01/15/06...................................................................      146,032
                                                                                                     -----------
           BROKERAGE (0.2%)
     150   Merrill Lynch & Co., Inc.
             6.00% due 01/15/01....................................................................      150,076
                                                                                                     -----------
           ENTERTAINMENT (0.2%)
     180   Walt Disney Co. (Series B)
             6.75% due 03/30/06....................................................................      188,984
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCIAL (0.5%)
$    100   Abbey National PLC (United Kingdom)
             6.69% due 10/17/05....................................................................  $   101,809
     400   Bear Stearns Co., Inc.
             6.50% due 08/01/02....................................................................      405,156
                                                                                                     -----------
                                                                                                         506,965
                                                                                                     -----------
           HEALTHCARE - DRUGS (0.1%)
      45   Lilly (Eli) & Co.
             8.375% due 12/01/06...................................................................       51,800
                                                                                                     -----------
           INDUSTRIALS (1.4%)
     100   General American Transportation Corp.
             6.75% due 03/01/06....................................................................      102,358
     500   IBM Corp.
             7.00% due 10/30/25....................................................................      532,965
     150   Lockheed Martin Corp.
             7.25% due 05/15/06....................................................................      159,151
      15   Mead Corp.
             7.125% due 08/01/25...................................................................       15,315
      40   Monsanto Co.
             8.875% due 12/15/09...................................................................       48,921
     200   Praxair, Inc.
             6.90% due 11/01/06....................................................................      206,426
      15   Texas Utilities Electric Co.
             7.875% due 04/01/24...................................................................       16,027
     200   Willamette Industries, Inc.
             7.85% due 07/01/26....................................................................      225,554
                                                                                                     -----------
                                                                                                       1,306,717
                                                                                                     -----------
           TELECOMMUNICATIONS (0.6%)
     400   MCI Communication Corp.
             6.95% due 08/15/06....................................................................      413,096
     120   Northern Telecom Capital
             7.40% due 06/15/06....................................................................      129,125
                                                                                                     -----------
                                                                                                         542,221
                                                                                                     -----------
           UTILITIES - ELECTRIC (0.2%)
     150   Union Electric Co.
             6.75% due 05/01/08....................................................................      157,626
                                                                                                     -----------
           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $3,946,641)............................................................    4,117,382
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           MORTGAGE-BACKED SECURITIES (15.8%)
$  1,852   Federal Home Loan Mortgage Corp.
             6.00% due 04/01/03....................................................................  $ 1,848,219
     874   Federal Home Loan Mortgage Corp.
             7.00% due 08/01/12....................................................................      890,090
     298   Federal Home Loan Mortgage Corp.
             7.00% due 04/01/26....................................................................      301,960
     724   Federal Home Loan Mortgage Corp.
             7.00% due 12/01/27....................................................................      734,730
     536   Federal National Mortgage Assoc.
             6.00% due 04/01/04....................................................................      534,838
      28   Federal National Mortgage Assoc.
             6.50% due 01/01/13....................................................................       27,798
   1,455   Federal National Mortgage Assoc.
             6.00% due 03/01/13....................................................................    1,438,981
     288   Federal National Mortgage Assoc.
             6.50% due 03/01/13....................................................................      289,504
     993   Federal National Mortgage Assoc.
             6.50% due 04/01/13....................................................................      998,690
   2,495   Federal National Mortgage Assoc.
             6.00% due 05/01/13....................................................................    2,466,999
     671   Federal National Mortgage Assoc.
             6.50% due 05/01/13....................................................................      674,688
      42   Federal National Mortgage Assoc.
             6.00% due 06/01/13....................................................................       41,406
   1,001   Federal National Mortgage Assoc.
             6.50% due 10/01/17....................................................................    1,001,167
   1,010   Federal National Mortgage Assoc.
             6.50% due 06/01/28....................................................................    1,005,581
     554   Government National Mortgage Assoc.
             7.50% due 08/15/27....................................................................      569,050
     998   Government National Mortgage Assoc.
             6.50% due 04/20/28....................................................................      991,039
   1,000   Government National Mortgage Assoc.
             6.00% due 07/21/28....................................................................      976,875
                                                                                                     -----------

           TOTAL MORTGAGE-BACKED SECURITIES
           (IDENTIFIED COST $14,698,756)...........................................................   14,791,615
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

BALANCED GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (14.6%)
$  1,100   Federal Home Loan Banks
             5.65% due 02/06/03....................................................................  $ 1,095,611
   1,500   Federal Home Loan Banks
             5.96% due 02/05/08....................................................................    1,509,210
   1,705   U.S. Treasury Bond
             7.50% due 11/15/24....................................................................    2,113,672
   1,065   U.S. Treasury Bond
             6.00% due 02/15/26....................................................................    1,107,014
     530   U.S. Treasury Note
             6.00% due 09/30/98....................................................................      530,869
     500   U.S. Treasury Note
             5.875% due 10/31/98...................................................................      500,695
     300   U.S. Treasury Note
             6.375% due 05/15/99...................................................................      302,115
   1,965   U.S. Treasury Note
             6.00% due 06/30/99....................................................................    1,974,511
     175   U.S. Treasury Note
             7.75% due 11/30/99....................................................................      180,166
     750   U.S. Treasury Note
             7.75% due 01/31/00....................................................................      774,728
     300   U.S. Treasury Note
             6.25% due 08/31/00....................................................................      304,302
     385   U.S. Treasury Note
             6.625% due 06/30/01...................................................................      395,896
   1,400   U.S. Treasury Note
             6.625% due 04/30/02...................................................................    1,450,092
      80   U.S. Treasury Note
             7.875% due 11/15/04...................................................................       89,830
   1,300   U.S. Treasury Note
             5.875% due 11/15/05...................................................................    1,324,895
                                                                                                     -----------

           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
           (IDENTIFIED COST $13,343,680)...........................................................   13,653,606
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (1.5%)
           REPURCHASE AGREEMENT
$  1,353   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $1,353,494) (a)
             (IDENTIFIED COST $1,353,287)..........................................................  $ 1,353,287
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $90,738,168) (b)..........................................................  100.6 %   94,043,015

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (0.6)      (543,018)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 93,499,997
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

(a) Collateralized by $195,431 U.S. Treasury Bill 0.0% due 08/27/98 valued at $193,909 and $1,215,432 U.S. Treasury Bill 0.0% due 12/17/98 valued at
     $1,186,444.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $5,138,822 and the aggregate gross unrealized depreciation is $1,833,975, resulting in net unrealized appreciation of $3,304,847.

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (92.7%)
           NATURAL GAS (13.5%)
  20,000   AGL Resources, Inc......................................................................  $   397,500
   5,500   Anadarko Petroleum Corp.................................................................      369,531
  10,000   Cabot Oil & Gas Corp....................................................................      200,000
   6,000   Consolidated Natural Gas Co.............................................................      353,250
   7,000   Eastern Enterprises.....................................................................      300,125
  12,622   El Paso Natural Gas Co..................................................................      482,791
  11,912   Enron Corp..............................................................................      643,992
   7,000   Ente Nazionale Idrocarburi SpA (ADR) (Italy)............................................      455,000
  10,000   Exxon Corp..............................................................................      713,125
  12,000   Indiana Energy Inc......................................................................      358,500
  12,000   KU Energy, Inc..........................................................................      650,250
  18,000   MCN Energy Group Inc....................................................................      447,750
  12,000   New Jersey Resources Corp...............................................................      428,250
  15,000   North Carolina Natural Gas Corp.........................................................      380,625
  11,750   Northwest Natural Gas Co................................................................      328,266
  24,000   Questar Corp............................................................................      471,000
   7,000   Royal Dutch Petroleum Co. (Netherlands).................................................      383,687
   7,000   South Jersey Industries, Inc............................................................      193,375
  11,000   Washington Gas Light Co.................................................................      294,250
  10,000   Williams Companies, Inc.................................................................      337,500
  16,000   YPF Sociedad Anomina (ADR) (Argentina)..................................................      481,000
                                                                                                     -----------
                                                                                                       8,669,767
                                                                                                     -----------
           TELECOMMUNICATIONS (43.5%)
   9,000   360 DEG. Communications Co.*............................................................      288,000
  10,000   AirTouch Communications, Inc.*..........................................................      584,375
  14,000   Alcatel Alsthom (ADR) (France)..........................................................      569,625
   7,500   ALLTEL Corp.............................................................................      348,750
   9,000   Ameritech Corp..........................................................................      403,875
   9,000   AT&T Corp...............................................................................      514,125
  15,000   BCE, Inc. (Canada)......................................................................      640,312
  11,144   Bell Atlantic Corp......................................................................      508,445
   5,000   BellSouth Corp..........................................................................      335,625
  20,000   Cellnet Data Systems, Inc.*.............................................................      193,750
   6,000   Cellular Communications International, Inc.*............................................      299,250
   9,750   Century Telephone Enterprises, Inc......................................................      447,281
  10,000   China Telecom (Hong Kong) Ltd. (ADR)*...................................................      345,625
  20,000   Cincinnati Bell, Inc....................................................................      572,500
   4,800   COLT Telecom Group plc (ADR) (United Kingdom)*..........................................      775,200

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,000   Commonwealth Telephone Enterprises, Inc.*...............................................  $   263,750
  12,000   Deutsche Telekom AG (ADR) (Germany).....................................................      330,000
  15,000   Dycom Industries*.......................................................................      506,250
  15,000   Electric Lightwave, Inc.*...............................................................      165,000
   9,000   Ericsson (L.M.) Telephone Co. (Class B) (ADR) (Sweden)..................................      257,625
   9,900   Esat Telecom Group PLC (ADR) (Ireland)*.................................................      373,725
   6,200   France Telecom S.A. (ADR) (France)......................................................      431,287
   5,000   General Motors Corp. (Class H) (Hughs Electronics)......................................      235,625
  14,000   Grupo Iusacell S.A. de C.V. (Series L) (ADR) (Mexico)*..................................      192,500
  12,000   GST Telecommunications, Inc.*...........................................................      172,500
   6,500   GTE Corp................................................................................      361,562
   6,000   Harris Corp.............................................................................      268,125
  25,000   Hyperion Telecommunications, Inc.*......................................................      392,187
   9,000   ICG Communications, Inc.*...............................................................      328,500
  10,000   ITC DeltaCom, Inc.*.....................................................................      426,875
   9,292   Lucent Technologies, Inc................................................................      772,978
  10,500   MCI Communications Corp.................................................................      609,656
  12,000   MediaOne Group Inc.*....................................................................      527,250
  20,000   MetroNet Communications Corp. (Class B)*................................................      560,000
  15,000   Metzler Group, Inc.*....................................................................      549,375
  18,000   Nextel Communications, Inc. (Class A)*..................................................      446,625
  10,000   NEXTLINK Communications, Inc. (Class A)*................................................      378,125
  10,000   Omnipoint Corp.*........................................................................      229,375
   5,000   Philips Electronics NV (ADR) (Netherlands)..............................................      425,000
  10,000   Portugal Telecom S.A. (ADR) (Portugal)..................................................      529,375
  10,000   Powertel, Inc.*.........................................................................      185,000
  19,000   Primus Telecommunications Group, Inc.*..................................................      359,812
  10,000   QUALCOMM, Inc.*.........................................................................      561,875
  23,325   Qwest Communications International, Inc.*...............................................      812,002
  16,000   RCN Corp.*..............................................................................      309,000
   7,000   Royal PTT Nederland NV (ADR) (Netherlands)..............................................      445,375
  10,000   RSL Communications, Ltd. (Class A)*.....................................................      297,500

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   7,000   Saville Systems Ireland PLC (ADR) (Ireland)*............................................  $   349,125
  10,388   SBC Communications, Inc.................................................................      415,520
   8,000   SmarTalk TeleServices, Inc.*............................................................      113,000
   6,000   Southern New England Telecommunications Corp............................................      393,000
   7,000   Sprint Corp.............................................................................      493,500
  10,000   Startec Global Communications Corp.*....................................................      113,750
  14,000   Tel-Save Holdings, Inc.*................................................................      206,500
  10,000   Tele Danmark AS (ADR) (Denmark).........................................................      471,250
   4,000   Telecomunicacoes Brasileiras S/A-Telebras (ADR) (Brasil)................................      436,750
   5,000   Telefonica Espana S.A. (ADR) (Spain)....................................................      695,312
  12,000   Teleglobe Inc...........................................................................      318,000
   9,000   Telephone & Data Systems, Inc...........................................................      354,375
  12,000   Teligent, Inc. (Class A)*...............................................................      349,500
   5,000   Telstra Corp. Ltd. (ADR) (Australia)....................................................      253,750
  10,000   The Associated Group, Inc.*.............................................................      390,000
   7,000   TNT Post Group NV (ADR) (Netherlands)*..................................................      178,062
   5,327   U.S. West, Inc..........................................................................      250,403
   7,000   United States Cellular Corp.*...........................................................      215,250
  15,000   USN Communications, Inc.*...............................................................      133,125
  10,000   Vanguard Cellular Systems, Inc. (Class A)*..............................................      188,125
   4,000   Vodafone Group PLC (ADR) (United Kingdom)...............................................      504,250
  20,000   Western Wireless Corp. (Class A)........................................................      397,500
  24,800   WorldCom, Inc.*.........................................................................    1,198,150
                                                                                                     -----------
                                                                                                      27,948,769
                                                                                                     -----------
           UTILITIES - ELECTRIC (34.8%)
  15,000   AES Corp. (The)*........................................................................      788,438
  11,000   Allegheny Energy, Inc...................................................................      331,375
  10,000   American Electric Power Co..............................................................      453,750
  12,000   American Superconductor Corp.*..........................................................      142,500
  11,000   BEC Energy..............................................................................      456,500
  10,000   Calenergy, Inc.*........................................................................      300,625
  15,000   Carolina Power & Light Co...............................................................      650,625
  10,000   Central & South West Corp...............................................................      268,750
  11,500   CINERGY Corp............................................................................      402,500
  15,000   CLECO Corp..............................................................................      446,250
  10,000   CMS Energy Corp.........................................................................      440,000

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  14,000   Consolidated Edison Co. of New York, Inc................................................  $   644,875
  14,000   Dominion Resources, Inc.................................................................      570,500
  15,500   DQE, Inc................................................................................      558,000
  13,355   Duke Energy Corp........................................................................      791,284
  16,000   Edison International....................................................................      473,000
   6,500   Enersis S.A. (ADR) (Chile)..............................................................      158,844
   9,500   Entergy Corp............................................................................      273,125
  15,000   FPL Group, Inc..........................................................................      945,000
  14,000   GPU, Inc................................................................................      529,375
  15,000   Houston Industries, Inc.................................................................      463,125
   7,500   Illinova Corp...........................................................................      225,000
  15,000   IPALCO Enterprises, Inc.................................................................      666,563
  10,000   Kansas City Power & Light Co............................................................      290,000
  31,700   LG&E Energy Corp........................................................................      857,881
  31,600   MarketSpan Corp.........................................................................      946,025
  10,000   Nevada Power Co.........................................................................      257,500
  11,000   New Century Energies, Inc...............................................................      499,813
  10,000   New England Electric System.............................................................      432,500
  25,000   Niagara Mohawk Power Corp.*.............................................................      373,438
  24,000   NIPSCO Industries, Inc..................................................................      672,000
  18,000   Northwestern Corp.......................................................................      450,000
  24,000   OGE Energy Corp.........................................................................      648,000
  12,000   PacifiCorp..............................................................................      271,500
   7,500   Peco Energy Co..........................................................................      218,906
   7,500   PG & E Corp.............................................................................      236,719
   9,500   Pinnacle West Capital Corp..............................................................      427,500
  12,500   Public Service Company of New Mexico....................................................      283,594
   6,000   Public Service Enterprise Group, Inc....................................................      206,625
  17,000   SCANA Corp..............................................................................      506,813
  24,541   Sempra Energy...........................................................................      681,035
  16,000   Sierra Pacific Resources................................................................      581,000
  15,000   Southern Co.............................................................................      415,313
  20,000   Teco Energy, Inc........................................................................      536,250
   9,000   TNP Enterprises, Inc....................................................................      277,875
  11,000   Utilicorp United, Inc...................................................................      414,563
  11,000   Western Resources, Inc..................................................................      426,938
  16,000   Wisconsin Energy Corp...................................................................      486,000
                                                                                                     -----------
                                                                                                      22,377,792
                                                                                                     -----------
           WATER (0.9%)
  18,000   American Water Works Company, Inc.......................................................      558,000
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $44,174,367)...........................................................   59,554,328
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

UTILITIES
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PREFERRED STOCKS (0.6%)
           UTILITIES - ELECTRIC
   6,000   Alabama Power Capital Trust I (Series Q) $1.84..........................................  $   152,625
   1,000   Duquesne Capital LP (Series A) $2.09....................................................       25,812
   2,500   Public Service Electric & Gas Capital (Series B) $2.00..................................       63,750
   5,000   Virginia Power Capital $2.01............................................................      128,125
                                                                                                     -----------
           TOTAL PREFERRED STOCKS
           (IDENTIFIED COST $363,687)..............................................................      370,312
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           CORPORATE BONDS (3.4%)
           TELECOMMUNICATIONS (2.4%)
$    500   360 DEG. Communications Co.
             6.65% due 01/15/08....................................................................      505,445
     500   Aliant Communications, Inc. 6.75% due 04/01/28..........................................      510,895
     500   LCI International, Inc.
             7.25% due 06/15/07....................................................................      509,695
                                                                                                     -----------
                                                                                                       1,526,035
                                                                                                     -----------
           UTILITIES - ELECTRIC (1.0%)
     100   Florida Power & Light Co. 7.05% due 12/01/26............................................      101,329
     500   Niagara Mohawk Power Corp.
             8.00% due 06/01/04....................................................................      535,155
                                                                                                     -----------
                                                                                                         636,484
                                                                                                     -----------

           TOTAL CORPORATE BONDS
           (IDENTIFIED COST $2,150,535)............................................................    2,162,519
                                                                                                     -----------

           U.S. GOVERNMENT AGENCY (0.0%)
      25   Tennessee Valley Authority (Series 95-A)
             8.00% due 03/31/45
             (IDENTIFIED COST $25,000).............................................................       25,938
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (3.9%)
           U.S. GOVERNMENT AGENCY (a) (0.8%)
$    500   Federal Home Loan Mortgage Corp. 5.43% due 07/01/98
             (IDENTIFIED COST $500,000)............................................................  $   500,000
                                                                                                     -----------

           REPURCHASE AGREEMENT (3.1%)
   1,992   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $1,992,294) (b)
             (IDENTIFIED COST $1,991,990)..........................................................    1,991,990
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $2,491,990)............................................................    2,491,990
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $49,205,579) (c)..........................................................  100.6 %   64,605,087

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.6)      (364,524)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 64,240,563
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $1,906,927 U.S. Treasury Bill 0.00% due 03/04/99 valued at $1,840,471 and $178,137 U.S. Treasury Bond 6.125% due 11/15/27 valued at
     $191,359.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $16,524,773 and the aggregate gross unrealized depreciation is $1,125,265, resulting in net unrealized appreciation of $15,399,508.

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (99.0%)
           AEROSPACE (2.8%)
 199,000   United Technologies Corp...............................................................  $ 18,407,500
                                                                                                    ------------
           AUTOMOTIVE (5.5%)
 312,000   Chrysler Corp..........................................................................    17,589,000
 309,000   Ford Motor Co..........................................................................    18,231,000
                                                                                                    ------------
                                                                                                      35,820,000
                                                                                                    ------------
           BANKS (5.3%)
 301,700   Banc One Corp..........................................................................    16,838,631
 205,000   BankAmerica Corp.......................................................................    17,719,687
                                                                                                    ------------
                                                                                                      34,558,318
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (2.6%)
 416,000   PepsiCo, Inc...........................................................................    17,134,000
                                                                                                    ------------
           CHEMICALS (5.5%)
 181,000   Dow Chemical Co........................................................................    17,500,437
 260,000   PPG Industries, Inc....................................................................    18,086,250
                                                                                                    ------------
                                                                                                      35,586,687
                                                                                                    ------------
           COMPUTERS (2.7%)
 154,000   International Business Machines Corp...................................................    17,681,125
                                                                                                    ------------
           CONGLOMERATES (5.2%)
 205,000   Minnesota Mining & Manufacturing Co....................................................    16,848,437
 442,000   Tenneco, Inc...........................................................................    16,823,625
                                                                                                    ------------
                                                                                                      33,672,062
                                                                                                    ------------
           DRUGS (2.7%)
 433,000   Abbott Laboratories....................................................................    17,698,875
                                                                                                    ------------
           ELECTRIC - MAJOR (2.8%)
 200,000   General Electric Co....................................................................    18,200,000
                                                                                                    ------------
           FINANCIAL SERVICES (2.7%)
 225,100   Associates First Capital Corp. (Class A)...............................................    17,304,562
                                                                                                    ------------
           FOODS (2.6%)
 310,000   Quaker Oats Company (The)..............................................................    17,030,625
                                                                                                    ------------
           HEALTHCARE - DIVERSIFIED (2.6%)
 333,000   American Home Products Corp............................................................    17,232,750
                                                                                                    ------------
           INSURANCE (2.7%)
 194,000   Lincoln National Corp..................................................................    17,726,750
                                                                                                    ------------
           MACHINERY - AGRICULTURAL (2.7%)
 338,000   Deere & Co.............................................................................    17,871,750
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MANUFACTURING - CONSUMER & INDUSTRIAL PRODUCTS (2.8%)
 265,000   Whirlpool Corp.........................................................................  $ 18,218,750
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED INDUSTRIES (2.7%)
 211,000   Honeywell, Inc.........................................................................    17,631,688
                                                                                                    ------------
           METALS & MINING (2.6%)
 294,000   Phelps Dodge Corp......................................................................    16,813,125
                                                                                                    ------------
           NATURAL GAS (2.8%)
 340,000   Enron Corp.............................................................................    18,381,250
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (2.6%)
 359,000   Pitney Bowes, Inc......................................................................    17,276,875
                                                                                                    ------------
           OIL INTEGRATED - DOMESTIC (5.3%)
 216,000   Atlantic Richfield Co..................................................................    16,875,000
 506,000   USX-Marathon Group.....................................................................    17,362,125
                                                                                                    ------------
                                                                                                      34,237,125
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL (5.3%)
 243,000   Exxon Corp.............................................................................    17,328,938
 222,000   Mobil Corp.............................................................................    17,010,750
                                                                                                    ------------
                                                                                                      34,339,688
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (2.6%)
 370,000   Weyerhaeuser Co........................................................................    17,089,375
                                                                                                    ------------
           PHOTOGRAPHY (2.8%)
 251,000   Eastman Kodak Co.......................................................................    18,338,688
                                                                                                    ------------
           RAILROADS (2.6%)
 379,000   CSX Corp...............................................................................    17,244,500
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (2.7%)
 268,000   May Department Stores Co...............................................................    17,554,000
                                                                                                    ------------
           RETAIL - FOOD CHAINS (2.7%)
 730,000   American Stores Co.....................................................................    17,656,875
                                                                                                    ------------
           TELECOMMUNICATIONS (5.2%)
 368,000   Bell Atlantic Corp.....................................................................    16,790,000
 239,000   Sprint Corp............................................................................    16,849,500
                                                                                                    ------------
                                                                                                      33,639,500
                                                                                                    ------------
           TOBACCO (2.7%)
 443,000   Philip Morris Companies, Inc...........................................................    17,443,125
                                                                                                    ------------
           UTILITIES - ELECTRIC (5.2%)
 450,000   GPU, Inc...............................................................................    17,015,625
 487,000   Unicom Corp............................................................................    17,075,438
                                                                                                    ------------
                                                                                                      34,091,063
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $528,842,625).........................................................   645,880,631
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DIVIDEND GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (0.9%)
           REPURCHASE AGREEMENT
$  5,977   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $5,977,885) (a)
             (IDENTIFIED COST $5,976,972).........................................................  $  5,976,972
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $534,819,597) (B)........................................................   99.9 %   651,857,603

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         516,125
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 652,373,728
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

(a) Collateralized by $3,973,146 U.S. Treasury Bond 9.375% due 02/15/06 valued at $5,037,670 and $1,022,316 U.S. Treasury Note 7.75% due 11/30/99 valued at $1,058,842.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $125,843,377 and the aggregate gross unrealized depreciation is $8,805,371, resulting in net unrealized appreciation of $117,038,006.

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (97.0%)
           ADVERTISING/MARKETING SERVICES (0.6%)
   6,200   Cognizant Corp.........................................................................  $    390,600
   5,100   Interpublic Group of Companies, Inc....................................................       309,506
   6,600   Omnicom Group, Inc.....................................................................       329,175
                                                                                                    ------------
                                                                                                       1,029,281
                                                                                                    ------------
           AEROSPACE & DEFENSE (0.7%)
   7,200   Boeing Co..............................................................................       320,850
   6,600   General Dynamics Corp..................................................................       306,900
   2,900   Lockheed Martin Corp...................................................................       307,037
   3,000   Northrop Grumman Corp..................................................................       309,375
                                                                                                    ------------
                                                                                                       1,244,162
                                                                                                    ------------
           AGRICULTURE RELATED (0.4%)
  15,100   Archer-Daniels-Midland Co..............................................................       292,562
   9,600   Pioneer Hi-Bred International, Inc.....................................................       397,200
                                                                                                    ------------
                                                                                                         689,762
                                                                                                    ------------
           AIR FREIGHT (0.2%)
   5,200   FDX Corp.*.............................................................................       326,300
                                                                                                    ------------
           AIRLINES (0.8%)
   4,200   AMR Corp.*.............................................................................       349,650
   2,500   Delta Air Lines, Inc...................................................................       323,125
  11,550   Southwest Airlines Co..................................................................       342,169
   4,900   US Airways Group Inc.*.................................................................       388,325
                                                                                                    ------------
                                                                                                       1,403,269
                                                                                                    ------------
           ALUMINUM (0.5%)
  11,500   Alcan Aluminum Ltd. (Canada)...........................................................       317,687
   4,700   Aluminum Co. of America................................................................       309,906
   5,200   Reynolds Metals Co.....................................................................       290,875
                                                                                                    ------------
                                                                                                         918,468
                                                                                                    ------------
           AUTO PARTS - AFTER MARKET (1.4%)
  14,000   Cooper Tire & Rubber Co................................................................       288,750
   5,400   Dana Corp..............................................................................       288,900
   7,100   Echlin, Inc............................................................................       348,344
   8,500   Genuine Parts Co.......................................................................       293,781
   4,600   Goodyear Tire & Rubber Co..............................................................       296,412
   8,700   ITT Industries, Inc....................................................................       325,162
   8,000   Snap-On, Inc...........................................................................       290,000
   5,800   TRW, Inc...............................................................................       316,825
                                                                                                    ------------
                                                                                                       2,448,174
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           AUTOMOBILES (0.6%)
   6,700   Chrysler Corp..........................................................................  $    377,712
   6,500   Ford Motor Co..........................................................................       383,500
   4,400   General Motors Corp....................................................................       293,975
                                                                                                    ------------
                                                                                                       1,055,187
                                                                                                    ------------
           BANKS - MONEY CENTER (1.5%)
   3,800   BankAmerica Corp.......................................................................       328,462
   2,500   Bankers Trust New York Corp............................................................       290,156
   4,600   Chase Manhattan Corp...................................................................       347,300
   2,100   Citicorp...............................................................................       313,425
   3,200   First Chicago NBD Corp.................................................................       283,600
   6,432   First Union Corp.......................................................................       374,664
   2,500   Morgan (J.P.) & Co., Inc...............................................................       292,812
   4,800   NationsBank Corp.......................................................................       367,200
                                                                                                    ------------
                                                                                                       2,597,619
                                                                                                    ------------
           BANKS - REGIONAL (4.3%)
   5,720   Banc One Corp..........................................................................       319,247
   5,000   Bank of New York Co., Inc..............................................................       303,437
   5,800   BankBoston Corp........................................................................       322,625
   4,800   BB&T Corp..............................................................................       324,600
   4,650   Comerica, Inc..........................................................................       308,062
   5,362   Fifth Third Bancorp....................................................................       337,136
   3,600   Fleet Financial Group, Inc.............................................................       300,600
   9,000   Huntington Bancshares, Inc.............................................................       300,937
   8,400   KeyCorp................................................................................       299,250
   4,800   Mellon Bank Corp.......................................................................       334,200
   6,200   Mercantile Bancorporation, Inc.........................................................       312,325
   4,100   National City Corp.....................................................................       291,100
   4,800   Northern Trust Corp....................................................................       365,700
   8,000   Norwest Corp...........................................................................       299,000
   5,500   PNC Bank Corp..........................................................................       295,969
   4,800   Republic New York Corp.................................................................       302,100
   4,400   State Street Corp......................................................................       305,800
   6,400   Summit Bancorp.*.......................................................................       304,000
   4,200   SunTrust Banks, Inc....................................................................       341,512
  12,900   Synovus Financial Corp.................................................................       306,375
   8,100   U.S. Bancorp...........................................................................       348,300
   3,700   Wachovia Corp..........................................................................       312,650
     900   Wells Fargo & Co.......................................................................       332,100
                                                                                                    ------------
                                                                                                       7,267,025
                                                                                                    ------------
           BEVERAGES - ALCOHOLIC (0.8%)
   6,800   Anheuser-Busch Companies, Inc..........................................................       320,875
   5,100   Brown-Forman Corp. (Class B)...........................................................       327,675

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   8,200   Coors (Adolph) Co. (Class B)...........................................................  $    278,800
   8,400   Seagram Co. Ltd. (Canada)..............................................................       343,875
                                                                                                    ------------
                                                                                                       1,271,225
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS (0.4%)
   4,200   Coca Cola Co...........................................................................       359,100
   8,500   PepsiCo, Inc...........................................................................       350,094
                                                                                                    ------------
                                                                                                         709,194
                                                                                                    ------------
           BIOTECHNOLOGY (0.2%)
   5,400   Amgen Inc.*............................................................................       353,025
                                                                                                    ------------
           BROADCAST MEDIA (1.1%)
   9,700   CBS Corp...............................................................................       307,975
   3,700   Clear Channel Communications, Inc.*....................................................       403,762
   9,400   Comcast Corp. (Class A Special)........................................................       381,287
   8,500   MediaOne Group Inc.*...................................................................       373,469
  10,300   Tele-Communications, Inc. (Class A)*...................................................       395,262
                                                                                                    ------------
                                                                                                       1,861,755
                                                                                                    ------------
           BUILDING MATERIALS (0.6%)
   4,700   Armstrong World Industies, Inc.........................................................       316,662
   5,100   Masco Corp.............................................................................       308,550
   9,500   Owens Corning..........................................................................       387,719
                                                                                                    ------------
                                                                                                       1,012,931
                                                                                                    ------------
           CHEMICALS (1.3%)
   7,600   Air Products & Chemicals, Inc..........................................................       304,000
   3,500   Dow Chemical Co........................................................................       338,406
   4,300   DuPont (E.I.) de Nemours & Co., Inc....................................................       320,887
   4,800   Eastman Chemical Co....................................................................       298,800
   7,400   Praxair, Inc...........................................................................       346,412
   3,100   Rohm & Haas Co.........................................................................       322,206
   6,200   Union Carbide Corp.....................................................................       330,925
                                                                                                    ------------
                                                                                                       2,261,636
                                                                                                    ------------
           CHEMICALS - DIVERSIFIED (0.9%)
  14,700   Engelhard Corp.........................................................................       297,675
   4,400   FMC Corp.*.............................................................................       300,025
   6,200   Goodrich (B.F.) Co.....................................................................       307,675
   6,100   Monsanto Co............................................................................       340,837
   4,400   PPG Industries, Inc....................................................................       306,075
                                                                                                    ------------
                                                                                                       1,552,287
                                                                                                    ------------
           CHEMICALS - SPECIALTY (1.5%)
  11,100   Ecolab, Inc............................................................................       344,100
  18,100   Grace (W. R.) & Co.....................................................................       308,831

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,500   Great Lakes Chemical Corp..............................................................  $    295,781
   8,000   Hercules, Inc..........................................................................       329,000
   7,600   International Flavors & Fragrances Inc.................................................       330,125
  12,700   Morton International, Inc..............................................................       317,500
   9,500   Nalco Chemical Co......................................................................       333,687
   8,400   Sigma-Aldrich Corp.....................................................................       295,050
                                                                                                    ------------
                                                                                                       2,554,074
                                                                                                    ------------
           COMMERCIAL & CONSUMER SERVICES (1.0%)
   7,900   Block (H.&R.), Inc.....................................................................       332,787
  15,300   Cendant Corp.*.........................................................................       319,387
   8,600   Dun & Bradstreet Corp..................................................................       310,675
  29,000   Laidlaw, Inc. (Canada).................................................................       353,437
   7,500   Service Corp. International............................................................       321,562
                                                                                                    ------------
                                                                                                       1,637,848
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (1.8%)
  16,100   Andrew Corp.*..........................................................................       289,800
  12,500   DSC Communications Corp.*..............................................................       373,437
  14,400   General Instrument Corp.*..............................................................       391,500
   7,000   Harris Corp............................................................................       312,812
   4,700   Lucent Technologies Inc................................................................       390,981
   5,500   Motorola, Inc..........................................................................       289,094
   5,600   Northern Telecom Ltd. (Canada).........................................................       317,800
  15,100   Scientific-Atlanta, Inc................................................................       383,162
   4,800   Tellabs, Inc.*.........................................................................       343,500
                                                                                                    ------------
                                                                                                       3,092,086
                                                                                                    ------------
           COMPUTER - NETWORKING (1.0%)
  11,000   3Com Corp.*............................................................................       337,562
   5,800   Ascend Communications, Inc.*...........................................................       287,100
  11,800   Bay Networks, Inc.*....................................................................       380,550
  24,000   Cabletron Systems, Inc.*...............................................................       322,500
   4,300   Cisco Systems, Inc.*...................................................................       395,869
                                                                                                    ------------
                                                                                                       1,723,581
                                                                                                    ------------
           COMPUTER HARDWARE (1.8%)
  13,300   Apple Computer, Inc.*..................................................................       381,544
  12,815   COMPAQ Computer Corp...................................................................       363,626
  20,200   Data General Corp.*....................................................................       301,737
   4,000   Dell Computer Corp.*...................................................................       371,000
   6,500   Gateway 2000, Inc.*....................................................................       329,062
   5,000   Hewlett-Packard Co.....................................................................       299,375
   3,000   International Business Machines Corp...................................................       344,437
  25,000   Silicon Graphics, Inc.*................................................................       303,125
   7,000   Sun Microsystems, Inc.*................................................................       304,062
                                                                                                    ------------
                                                                                                       2,997,968
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER SOFTWARE & SERVICES (2.0%)
   6,800   Adobe Systems, Inc.....................................................................  $    288,575
   7,800   Autodesk, Inc..........................................................................       299,812
   5,850   Computer Associates International, Inc.................................................       325,041
   6,000   Computer Sciences Corp.................................................................       384,000
  11,600   HBO & Co...............................................................................       408,900
   3,600   Microsoft Corp.*.......................................................................       390,150
  30,000   Novell, Inc.*..........................................................................       382,500
  12,000   Oracle Corp.*..........................................................................       294,000
  10,800   Parametric Technology Corp.*...........................................................       292,275
  13,500   Unisys Corp.*..........................................................................       381,375
                                                                                                    ------------
                                                                                                       3,446,628
                                                                                                    ------------
           COMPUTERS - PERIPHERAL EQUIPMENT (0.4%)
   8,200   EMC Corp.*.............................................................................       367,462
  13,400   Seagate Technology, Inc.*..............................................................       319,087
                                                                                                    ------------
                                                                                                         686,549
                                                                                                    ------------
           COMPUTERS - SYSTEMS (0.2%)
   4,600   Shared Medical Systems Corp............................................................       337,812
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (0.4%)
   6,800   American Greetings Corp. (Class A).....................................................       346,375
  13,300   Jostens, Inc...........................................................................       320,862
                                                                                                    ------------
                                                                                                         667,237
                                                                                                    ------------
           CONTAINERS - METAL & GLASS (0.6%)
   9,500   Ball Corp..............................................................................       381,781
   6,100   Crown Cork & Seal Co., Inc.............................................................       289,750
   7,800   Owens-Illinois, Inc.*..................................................................       349,050
                                                                                                    ------------
                                                                                                       1,020,581
                                                                                                    ------------
           CONTAINERS - PAPER (0.8%)
   7,500   Bemis Company, Inc.....................................................................       306,562
  24,900   Stone Container Corp...................................................................       389,062
   6,200   Temple-Inland, Inc.....................................................................       334,025
   6,000   Union Camp Corp........................................................................       297,750
                                                                                                    ------------
                                                                                                       1,327,399
                                                                                                    ------------
           DATA PROCESSING (0.8%)
   4,900   Automatic Data Processing, Inc.........................................................       357,087
   6,300   Ceridian Corp.*........................................................................       370,125
   7,700   Equifax, Inc...........................................................................       279,606
   9,800   First Data Corp........................................................................       326,462
                                                                                                    ------------
                                                                                                       1,333,280
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DISTRIBUTORS - FOOD & HEALTH (0.6%)
   3,400   Cardinal Health, Inc...................................................................  $    318,750
   6,700   Supervalu, Inc.........................................................................       297,312
  12,800   Sysco Corp.............................................................................       328,000
                                                                                                    ------------
                                                                                                         944,062
                                                                                                    ------------
           ELECTRICAL EQUIPMENT (1.5%)
   8,600   AMP, Inc...............................................................................       295,625
   5,500   Emerson Electric Co....................................................................       332,062
   3,600   General Electric Co....................................................................       327,600
   8,100   General Signal Corp....................................................................       291,600
   3,800   Honeywell, Inc.........................................................................       317,537
  10,700   Raychem Corp...........................................................................       316,319
   6,200   Rockwell International Corp............................................................       297,987
   7,000   Thomas & Betts Corp....................................................................       344,750
                                                                                                    ------------
                                                                                                       2,523,480
                                                                                                    ------------
           ELECTRONIC COMPONENTS (0.2%)
   6,200   Grainger (W.W.), Inc...................................................................       308,837
                                                                                                    ------------
           ELECTRONICS - DEFENSE (0.2%)
   5,100   Raytheon Co. (Class B).................................................................       301,537
                                                                                                    ------------
           ELECTRONICS - INSTRUMENTATION (0.6%)
  12,900   EG & G, Inc............................................................................       387,000
   5,600   Perkin-Elmer Corp......................................................................       348,250
   8,500   Tektronix, Inc.........................................................................       300,687
                                                                                                    ------------
                                                                                                       1,035,937
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS (1.1%)
  17,500   Advanced Micro Devices, Inc.*..........................................................       298,594
   4,500   Intel Corp.............................................................................       333,281
  13,000   LSI Logic Corp.*.......................................................................       299,812
  12,500   Micron Technology, Inc.*...............................................................       310,156
  22,000   National Semiconductor Corp.*..........................................................       290,125
   6,000   Texas Instruments, Inc.................................................................       349,875
                                                                                                    ------------
                                                                                                       1,881,843
                                                                                                    ------------
           ENGINEERING & CONSTRUCTION (0.6%)
   7,100   Fluor Corp.............................................................................       362,100
  14,900   Foster Wheeler Corp....................................................................       319,419
   9,400   McDermott International, Inc...........................................................       323,712
                                                                                                    ------------
                                                                                                       1,005,231
                                                                                                    ------------
           ENTERTAINMENT (0.8%)
  12,500   King World Productions Inc.*...........................................................       318,750
   4,200   Time Warner, Inc.......................................................................       358,837
   6,200   Viacom, Inc. (Class B)*................................................................       361,150
   3,000   Walt Disney Co.........................................................................       315,187
                                                                                                    ------------
                                                                                                       1,353,924
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCE - CONSUMER (1.3%)
   2,400   Beneficial Corp........................................................................  $    367,650
   6,700   Countrywide Credit Industries, Inc.....................................................       340,025
   8,900   Green Tree Financial Corp..............................................................       381,031
   6,300   Household International, Inc...........................................................       313,425
  10,000   MBNA Corp..............................................................................       330,000
   5,000   Providian Financial Corp...............................................................       392,812
                                                                                                    ------------
                                                                                                       2,124,943
                                                                                                    ------------
           FINANCE - DIVERSIFIED (1.8%)
   3,400   American Express Co....................................................................       387,600
   4,800   American General Corp..................................................................       341,700
   4,100   Associates First Capital Corp. (Class A)...............................................       315,187
   5,100   Fannie Mae.............................................................................       309,825
   6,600   Federal Home Loan Mortgage Corp........................................................       310,612
   4,000   MBIA Inc...............................................................................       299,500
   5,300   MGIC Investment Corp...................................................................       302,431
   4,300   Morgan Stanley Dean Witter & Co. (Note 3)..............................................       392,912
   6,450   SunAmerica Inc.........................................................................       370,472
                                                                                                    ------------
                                                                                                       3,030,239
                                                                                                    ------------
           FOODS (2.2%)
   5,000   BestFoods..............................................................................       290,312
   6,000   Campbell Soup Co.......................................................................       318,750
  10,000   ConAgra, Inc...........................................................................       316,875
   4,500   General Mills, Inc.....................................................................       307,687
   5,300   Heinz (H.J.) Co........................................................................       297,462
   4,500   Hershey Foods Corp.....................................................................       310,500
   8,000   Kellogg Co.............................................................................       300,500
   6,000   Quaker Oats Company (The)..............................................................       329,625
   2,700   Ralston-Ralston Purina Group...........................................................       315,394
   5,300   Sara Lee Corp..........................................................................       296,469
   4,400   Unilever N.V. (ADR) (Netherlands)......................................................       347,325
   3,400   Wrigley (Wm.) Jr. Co. (Class A)........................................................       333,200
                                                                                                    ------------
                                                                                                       3,764,099
                                                                                                    ------------
           FOOTWEAR (0.4%)
   6,500   Nike, Inc. (Class B)...................................................................       316,469
  11,100   Reebok International Ltd. (United Kingdom)*............................................       307,331
                                                                                                    ------------
                                                                                                         623,800
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.4%)
  14,100   Harrah's Entertainment, Inc.*..........................................................  $    327,825
  14,000   Mirage Resorts, Inc.*..................................................................       298,375
                                                                                                    ------------
                                                                                                         626,200
                                                                                                    ------------
           GOLD & PRECIOUS METALS MINING (1.0%)
  17,500   Barrick Gold Corp. (Canada)............................................................       335,781
  60,000   Battle Mountain Gold Co................................................................       356,250
  28,700   Homestake Mining Co....................................................................       297,762
  14,800   Newmont Mining Corp....................................................................       349,650
  30,000   Placer Dome Inc. (Canada)..............................................................       352,500
                                                                                                    ------------
                                                                                                       1,691,943
                                                                                                    ------------
           HARDWARE & TOOLS (0.4%)
   6,300   Black & Decker Corp....................................................................       384,300
   7,000   Stanley Works..........................................................................       290,937
                                                                                                    ------------
                                                                                                         675,237
                                                                                                    ------------
           HEALTHCARE - DIVERSIFIED (1.4%)
   7,800   Abbott Laboratories....................................................................       318,825
   7,800   Allergan, Inc..........................................................................       361,725
   6,800   American Home Products Corp............................................................       351,900
   3,100   Bristol-Myers Squibb Co................................................................       356,306
   4,100   Johnson & Johnson......................................................................       302,375
  10,000   Mallinckrodt Group, Inc................................................................       296,875
   5,600   Warner-Lambert Co......................................................................       388,500
                                                                                                    ------------
                                                                                                       2,376,506
                                                                                                    ------------
           HEALTHCARE - DRUGS (1.1%)
   5,200   Lilly (Eli) & Co.......................................................................       343,525
   2,700   Merck & Co., Inc.......................................................................       361,125
   3,400   Pfizer, Inc............................................................................       369,538
   7,400   Pharmacia & Upjohn, Inc................................................................       341,325
   4,000   Schering-Plough Corp...................................................................       366,500
                                                                                                    ------------
                                                                                                       1,782,013
                                                                                                    ------------
           HEALTHCARE - HMOS (0.4%)
  12,000   Humana, Inc.*..........................................................................       374,250
   5,500   United Healthcare Corp.................................................................       349,250
                                                                                                    ------------
                                                                                                         723,500
                                                                                                    ------------
           HEALTHCARE - LONG TERM (0.4%)
  11,000   Healthsouth Corp.*.....................................................................       293,563
   9,000   Manor Care, Inc........................................................................       345,938
                                                                                                    ------------
                                                                                                         639,501
                                                                                                    ------------
           HEALTHCARE - SPECIALIZED SERVICES (0.2%)
   8,300   ALZA Corp. (Class A)*..................................................................       358,975
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           HEAVY DUTY TRUCKS & PARTS (0.5%)
   5,700   Cummins Engine Co., Inc................................................................  $    292,125
  10,300   Navistar International Corp.*..........................................................       297,413
   5,500   PACCAR, Inc............................................................................       286,344
                                                                                                    ------------
                                                                                                         875,882
                                                                                                    ------------
           HOME BUILDING (0.8%)
   9,000   Centex Corp............................................................................       339,750
   8,500   Fleetwood Enterprises, Inc.............................................................       340,000
  11,100   Kaufman & Broad Home Corp..............................................................       352,425
  12,600   Pulte Corp.............................................................................       376,425
                                                                                                    ------------
                                                                                                       1,408,600
                                                                                                    ------------
           HOSPITAL MANAGEMENT (0.4%)
  10,000   Columbia/HCA Healthcare Corp...........................................................       291,250
  11,000   Tenet Healthcare Corp.*................................................................       343,750
                                                                                                    ------------
                                                                                                         635,000
                                                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES (0.4%)
   7,300   Maytag Corp............................................................................       360,438
   5,000   Whirlpool Corp.........................................................................       343,750
                                                                                                    ------------
                                                                                                         704,188
                                                                                                    ------------
           HOUSEHOLD PRODUCTS - NON-DURABLE (0.9%)
   3,400   Clorox Co..............................................................................       324,275
   3,900   Colgate-Palmolive Co...................................................................       343,200
   6,800   Fort James Corp........................................................................       302,600
   6,300   Kimberly-Clark Corp....................................................................       289,013
   3,300   Procter & Gamble Co....................................................................       300,506
                                                                                                    ------------
                                                                                                       1,559,594
                                                                                                    ------------
           HOUSEWARES (0.8%)
   9,000   Fortune Brands, Inc....................................................................       345,938
   6,000   Newell Co..............................................................................       298,875
  10,150   Rubbermaid, Inc........................................................................       336,853
  11,900   Tupperware Corp........................................................................       334,688
                                                                                                    ------------
                                                                                                       1,316,354
                                                                                                    ------------
           INSURANCE BROKERS (0.4%)
   4,500   Aon Corp...............................................................................       316,125
   5,400   Marsh & McLennan Companies, Inc........................................................       326,363
                                                                                                    ------------
                                                                                                         642,488
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           INVESTMENT BANKING/BROKERAGE (0.6%)
   4,800   Lehman Brothers Holdings, Inc..........................................................  $    372,300
   3,800   Merrill Lynch & Co., Inc...............................................................       350,550
   9,500   Schwab (Charles) Corp..................................................................       308,750
                                                                                                    ------------
                                                                                                       1,031,600
                                                                                                    ------------
           INVESTMENT COMPANIES (0.2%)
   6,200   Franklin Resources, Inc................................................................       334,800
                                                                                                    ------------
           LEISURE TIME - PRODUCTS (0.6%)
  14,200   Brunswick Corp.........................................................................       351,450
   9,300   Hasbro, Inc............................................................................       365,606
   8,600   Mattel, Inc............................................................................       363,888
                                                                                                    ------------
                                                                                                       1,080,944
                                                                                                    ------------
           LIFE & HEALTH INSURANCE (1.1%)
   3,900   Aetna, Inc.............................................................................       296,888
   7,000   Conseco, Inc...........................................................................       327,250
   5,100   Jefferson-Pilot Corp...................................................................       295,481
   7,500   Torchmark Corp.........................................................................       343,125
   2,500   Transamerica Corp......................................................................       287,813
   6,000   UNUM Corp..............................................................................       333,000
                                                                                                    ------------
                                                                                                       1,883,557
                                                                                                    ------------
           LODGING - HOTELS (0.4%)
  10,500   Hilton Hotels Corp.....................................................................       299,250
   9,500   Marriott International, Inc............................................................       307,563
                                                                                                    ------------
                                                                                                         606,813
                                                                                                    ------------
           MACHINERY - DIVERSIFIED (1.8%)
   6,700   Case Corp..............................................................................       323,275
   5,700   Caterpillar, Inc.......................................................................       301,388
  13,300   Cincinnati Milacron, Inc...............................................................       323,356
   5,300   Cooper Industries, Inc.................................................................       291,169
   6,000   Deere & Co.............................................................................       317,250
   8,400   Dover Corp.............................................................................       287,700
  11,700   Harnischfeger Industries, Inc..........................................................       331,256
   7,100   Ingersoll-Rand Co......................................................................       312,844
   2,400   NACCO Industries, Inc. (Class A).......................................................       310,200
   9,300   Timken Co..............................................................................       286,556
                                                                                                    ------------
                                                                                                       3,084,994
                                                                                                    ------------
           MANUFACTURING - DIVERSIFIED (2.6%)
   5,500   Aeroquip-Vickers, Inc..................................................................       321,063
   7,000   AlliedSignal, Inc......................................................................       310,625
   8,500   Corning, Inc...........................................................................       295,375
   6,100   Crane Co...............................................................................       296,231
   3,700   Eaton Corp.............................................................................       287,675
   4,700   Illinois Tool Works Inc................................................................       313,431

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,500   Johnson Controls, Inc..................................................................  $    314,531
   3,600   Minnesota Mining & Manufacturing Co....................................................       295,875
   6,000   National Service Industries, Inc.......................................................       305,250
   8,000   Tenneco, Inc...........................................................................       304,500
   4,300   Textron, Inc...........................................................................       308,256
  10,000   Thermo Electron Corp.*.................................................................       341,875
   5,800   Tyco International Ltd.................................................................       365,400
   3,700   United Technologies Corp...............................................................       342,250
                                                                                                    ------------
                                                                                                       4,402,337
                                                                                                    ------------
           MANUFACTURING - SPECIALIZED (1.1%)
   6,000   Avery Dennison Corp....................................................................       322,500
   8,700   Briggs & Stratton Corp.................................................................       325,706
  10,600   Millipore Corp.........................................................................       288,850
  14,500   Pall Corp..............................................................................       297,250
   8,000   Parker-Hannifin Corp...................................................................       305,000
   8,900   Sealed Air Corp.*......................................................................       327,075
                                                                                                    ------------
                                                                                                       1,866,381
                                                                                                    ------------
           MEDICAL PRODUCTS & SUPPLIES (2.1%)
   9,000   Bard (C.R.), Inc.......................................................................       342,563
   6,700   Bausch & Lomb, Inc.....................................................................       335,838
   5,300   Baxter International, Inc..............................................................       285,206
   5,000   Becton, Dickinson & Co.................................................................       388,125
  11,500   Biomet, Inc............................................................................       379,500
   5,400   Boston Scientific Corp.*...............................................................       386,775
   4,800   Guidant Corp...........................................................................       342,300
   5,400   Medtronic, Inc.........................................................................       344,250
   8,700   St. Jude Medical, Inc.*................................................................       320,269
   8,400   United States Surgical Corp............................................................       383,250
                                                                                                    ------------
                                                                                                       3,508,076
                                                                                                    ------------
           METALS & MINING (0.9%)
  14,000   ASARCO, Inc............................................................................       311,500
  22,000   Cyprus Amax Minerals Co................................................................       291,500
  22,000   Freeport-McMoran Copper & Gold, Inc. (Class B).........................................       334,125
  24,200   Inco Ltd. (Canada).....................................................................       329,725
   5,200   Phelps Dodge Corp......................................................................       297,375
                                                                                                    ------------
                                                                                                       1,564,225
                                                                                                    ------------
           MULTI-LINE INSURANCE (1.2%)
   2,350   American International Group, Inc......................................................       343,100
   4,500   CIGNA Corp.............................................................................       310,500
   3,000   Hartford Financial Services Group Inc. (Note 3)........................................       343,125
   3,400   Lincoln National Corp..................................................................       310,675

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   3,500   Loews Corp.............................................................................  $    304,938
   5,500   Travelers Group, Inc...................................................................       333,438
                                                                                                    ------------
                                                                                                       1,945,776
                                                                                                    ------------
           NATURAL GAS (2.2%)
   5,000   Coastal Corp...........................................................................       349,063
   6,150   Columbia Gas System, Inc...............................................................       342,094
   5,500   Consolidated Natural Gas Co............................................................       323,813
   7,800   Eastern Enterprises....................................................................       334,425
   6,500   Enron Corp.............................................................................       351,406
   7,500   NICOR, Inc.............................................................................       300,938
   8,500   ONEOK, Inc.............................................................................       338,938
   8,500   Peoples Energy Corp....................................................................       328,313
  10,978   Sempra Energy*.........................................................................       304,632
   8,500   Sonat, Inc.............................................................................       328,313
  10,400   Williams Companies, Inc................................................................       351,000
                                                                                                    ------------
                                                                                                       3,652,935
                                                                                                    ------------
           OFFICE EQUIPMENT & SUPPLIES (0.3%)
  22,000   Moore Corp. Ltd. (Canada)..............................................................       291,500
   6,000   Pitney Bowes, Inc......................................................................       288,750
                                                                                                    ------------
                                                                                                         580,250
                                                                                                    ------------
           OIL & GAS - EXPLORATION & PRODUCTION (1.1%)
   4,400   Anardarko Petroleum Corp...............................................................       295,625
   9,000   Apache Corp............................................................................       283,500
   8,000   Burlington Resources, Inc..............................................................       344,500
   5,500   Kerr-McGee Corp........................................................................       318,313
  14,600   Oryx Energy Co.*.......................................................................       323,025
   6,500   Union Pacific Corp.....................................................................       286,813
                                                                                                    ------------
                                                                                                       1,851,776
                                                                                                    ------------
           OIL & GAS - REFINING & MARKETING (0.4%)
   6,000   Ashland, Inc...........................................................................       309,750
   7,600   Sun Co., Inc...........................................................................       294,975
                                                                                                    ------------
                                                                                                         604,725
                                                                                                    ------------
           OIL & GAS DRILLING (1.3%)
   8,500   Baker Hughes, Inc......................................................................       293,781
   7,400   Dresser Industries, Inc................................................................       326,063
   6,800   Halliburton Co.........................................................................       303,025
  13,500   Helmerich & Payne, Inc.................................................................       300,375
  15,400   Rowan Companies, Inc.*.................................................................       299,338
   4,300   Schlumberger, Ltd......................................................................       293,744
   3,800   Western Atlas, Inc.*...................................................................       322,525
                                                                                                    ------------
                                                                                                       2,138,851
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           OIL INTEGRATED - DOMESTIC (1.3%)
   5,700   Amerada Hess Corp......................................................................  $    309,581
   4,100   Atlantic Richfield Co..................................................................       320,313
  12,000   Occidental Petroleum Corp..............................................................       324,000
   6,000   Pennzoil Co............................................................................       303,750
   6,200   Phillips Petroleum Co..................................................................       298,763
   8,500   Unocal Corp............................................................................       303,875
   8,300   USX-Marathon Group.....................................................................       284,794
                                                                                                    ------------
                                                                                                       2,145,076
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL (1.1%)
   7,200   Amoco Corp.............................................................................       299,700
   3,800   Chevron Corp...........................................................................       315,638
   4,200   Exxon Corp.............................................................................       299,513
   4,100   Mobil Corp.............................................................................       314,163
   6,000   Royal Dutch Petroleum Co. (Netherlands)................................................       328,875
   5,500   Texaco, Inc............................................................................       328,281
                                                                                                    ------------
                                                                                                       1,886,170
                                                                                                    ------------
           PAPER & FOREST PRODUCTS (1.9%)
  10,000   Boise Cascade Corp.....................................................................       327,500
   7,100   Champion International Corp............................................................       349,231
   5,000   Georgia-Pacific Corp...................................................................       294,688
   7,000   International Paper Co.................................................................       301,000
  18,300   Louisiana-Pacific Corp.................................................................       333,975
  11,000   Mead Corp..............................................................................       349,250
   7,300   Potlatch Corp..........................................................................       306,600
  10,500   Westvaco Corp..........................................................................       296,625
   6,500   Weyerhaeuser Co........................................................................       300,219
   9,500   Willamette Industries, Inc.............................................................       304,000
                                                                                                    ------------
                                                                                                       3,163,088
                                                                                                    ------------
           PERSONAL CARE (0.6%)
  10,200   Alberto-Culver Co. (Class B)...........................................................       295,800
   4,500   Avon Products, Inc.....................................................................       348,750
   5,600   Gillette Co............................................................................       317,450
                                                                                                    ------------
                                                                                                         962,000
                                                                                                    ------------
           PHOTOGRAPHY/IMAGING (0.8%)
   5,000   Eastman Kodak Co.......................................................................       365,313
  19,000   IKON Office Solutions, Inc.............................................................       276,688
   8,000   Polaroid Corp..........................................................................       284,500
   3,400   Xerox Corp.............................................................................       345,525
                                                                                                    ------------
                                                                                                       1,272,026
                                                                                                    ------------
           PROPERTY - CASUALTY INSURANCE (1.3%)
   3,400   Allstate Corp..........................................................................       311,313
   3,800   Chubb Corp.............................................................................       305,425
   7,500   Cincinnati Financial Corp..............................................................       289,688
   1,400   General Re Corp........................................................................       354,900

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   2,300   Progressive Corp.......................................................................  $    324,300
   6,300   Safeco Corp............................................................................       285,863
   9,000   St. Paul Companies, Inc................................................................       378,563
                                                                                                    ------------
                                                                                                       2,250,052
                                                                                                    ------------
           PUBLISHING (0.8%)
   5,900   Dow Jones & Co., Inc...................................................................       328,925
   3,700   McGraw-Hill, Inc.......................................................................       301,781
   7,400   Meredith Corp..........................................................................       347,338
   4,800   Times Mirror Co. (Class A).............................................................       301,800
                                                                                                    ------------
                                                                                                       1,279,844
                                                                                                    ------------
           PUBLISHING - NEWSPAPER (0.8%)
   4,600   Gannett Co., Inc.......................................................................       326,888
   6,100   Knight-Ridder, Inc.....................................................................       335,881
   4,400   New York Times Co. (Class A)...........................................................       348,700
   4,600   Tribune Co.............................................................................       316,538
                                                                                                    ------------
                                                                                                       1,328,007
                                                                                                    ------------
           RAILROADS (0.7%)
   3,000   Burlington Northern Santa Fe Corp......................................................       294,563
   6,500   CSX Corp...............................................................................       295,750
  10,000   Norfolk Southern Corp..................................................................       298,125
  16,500   Union Pacific Resources Group, Inc.....................................................       289,781
                                                                                                    ------------
                                                                                                       1,178,219
                                                                                                    ------------
           RESTAURANTS (0.8%)
  21,500   Darden Restaurants, Inc................................................................       341,313
   5,400   McDonald's Corp........................................................................       372,600
  11,500   TRICON Global Restaurants, Inc.*.......................................................       364,406
  14,500   Wendy's International, Inc.............................................................       340,750
                                                                                                    ------------
                                                                                                       1,419,069
                                                                                                    ------------
           RETAIL - BUILDING SUPPLIES (0.6%)
   4,500   Home Depot, Inc........................................................................       373,781
   8,800   Lowe's Companies, Inc..................................................................       356,950
   9,800   Sherwin-Williams Co....................................................................       324,625
                                                                                                    ------------
                                                                                                       1,055,356
                                                                                                    ------------
           RETAIL - COMPUTERS & ELECTRONICS (0.4%)
   7,500   Circuit City Stores, Inc...............................................................       351,563
   6,800   Tandy Corp.............................................................................       360,825
                                                                                                    ------------
                                                                                                         712,388
                                                                                                    ------------
           RETAIL - DEPARTMENT STORES (1.4%)
   8,000   Dillard's, Inc. (Class A)..............................................................       331,500
   6,100   Federated Department Stores, Inc.*.....................................................       328,256

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   5,700   Harcourt General, Inc..................................................................  $    339,150
   5,100   May Department Stores Co...............................................................       334,050
   4,400   Mercantile Stores Co., Inc.............................................................       347,325
   5,000   Nordstrom, Inc.........................................................................       385,938
   4,400   Penney (J.C.) Co., Inc.................................................................       318,175
                                                                                                    ------------
                                                                                                       2,384,394
                                                                                                    ------------
           RETAIL - DRUG STORES (0.8%)
   8,200   CVS Corp...............................................................................       319,288
  10,500   Longs Drug Stores Corp.................................................................       303,188
   8,800   Rite Aid Corp..........................................................................       330,550
   9,100   Walgreen Co............................................................................       375,944
                                                                                                    ------------
                                                                                                       1,328,970
                                                                                                    ------------
           RETAIL - FOOD CHAINS (1.2%)
   6,300   Albertson's, Inc.......................................................................       326,419
  12,600   American Stores Co.....................................................................       304,763
   7,500   Giant Food, Inc. (Class A).............................................................       322,969
  10,600   Great Atlantic & Pacific Tea Co., Inc..................................................       350,463
   8,000   Kroger Co.*............................................................................       343,000
   7,700   Winn-Dixie Stores, Inc.................................................................       394,144
                                                                                                    ------------
                                                                                                       2,041,758
                                                                                                    ------------
           RETAIL - GENERAL MERCHANDISE (1.1%)
   6,000   Costco Companies, Inc.*................................................................       378,375
   7,500   Dayton Hudson Corp.....................................................................       363,750
  19,700   Kmart Corp.*...........................................................................       379,225
   6,200   Sears, Roebuck & Co....................................................................       378,588
   6,200   Wal-Mart Stores, Inc...................................................................       376,650
                                                                                                    ------------
                                                                                                       1,876,588
                                                                                                    ------------
           RETAIL - SPECIALTY (0.9%)
  10,000   AutoZone, Inc.*........................................................................       319,375
   9,500   Consolidated Stores Corp.*.............................................................       344,375
  16,900   Pep Boys-Manny, Moe & Jack.............................................................       320,044
  12,000   Toys 'R' Us, Inc.*.....................................................................       282,750
  15,500   Venator Group, Inc*....................................................................       296,438
                                                                                                    ------------
                                                                                                       1,562,982
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL (0.8%)
  52,000   Charming Shoppes, Inc.*................................................................       245,375
   6,050   Gap, Inc...............................................................................       372,831
  10,300   Limited (The), Inc.....................................................................       341,188
  14,600   TJX Companies, Inc.....................................................................       352,225
                                                                                                    ------------
                                                                                                       1,311,619
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           SAVINGS & LOAN COMPANIES (0.6%)
   4,300   Ahmanson (H.F.) & Co...................................................................  $    305,300
   2,900   Golden West Financial Corp.............................................................       308,306
   7,500   Washington Mutual, Inc.................................................................       325,313
                                                                                                    ------------
                                                                                                         938,919
                                                                                                    ------------
           SEMICONDUCTOR EQUIPMENT (0.4%)
  11,000   Applied Materials, Inc.*...............................................................       324,500
  10,500   KLA-Tencor Corp.*......................................................................       290,719
                                                                                                    ------------
                                                                                                         615,219
                                                                                                    ------------
           SPECIALTY PRINTING (0.4%)
   9,000   Deluxe Corp............................................................................       322,313
   7,000   Donnelley (R.R.) & Sons Co.............................................................       320,250
                                                                                                    ------------
                                                                                                         642,563
                                                                                                    ------------
           STEEL & IRON (1.3%)
  14,000   Allegheny Teledyne Inc.................................................................       320,250
  55,000   Armco, Inc.*...........................................................................       350,625
  24,000   Bethlehem Steel Corp.*.................................................................       298,500
  13,500   Inland Steel Industries, Inc...........................................................       380,531
   6,500   Nucor Corp.............................................................................       299,000
   9,100   USX-U.S. Steel Group, Inc..............................................................       300,300
  19,500   Worthington Industries, Inc............................................................       292,500
                                                                                                    ------------
                                                                                                       2,241,706
                                                                                                    ------------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.4%)
   6,500   AirTouch Communications, Inc.*.........................................................       379,844
  12,500   Nextel Communications, Inc. (Class A)*.................................................       310,156
                                                                                                    ------------
                                                                                                         690,000
                                                                                                    ------------
           TELECOMMUNICATIONS - LONG DISTANCE (0.9%)
   6,000   AT&T Corp..............................................................................       342,750
   6,700   MCI Communications Corp................................................................       389,019
   4,700   Sprint Corp............................................................................       331,350
   8,000   WorldCom, Inc.*........................................................................       386,500
                                                                                                    ------------
                                                                                                       1,449,619
                                                                                                    ------------
           TELEPHONES (1.5%)
   7,100   ALLTEL Corp............................................................................       330,150
   7,000   Ameritech Corp.........................................................................       314,125
   6,400   Bell Atlantic Corp.....................................................................       292,000
   5,100   BellSouth Corp.........................................................................       342,338
  10,600   Frontier Corp..........................................................................       333,900
   5,700   GTE Corp...............................................................................       317,063

                       SEE NOTES TO FINANCIAL STATEMENTS

VALUE-ADDED MARKET
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,800   SBC Communications, Inc................................................................  $    312,000
   6,576   U.S. West, Inc.........................................................................       309,064
                                                                                                    ------------
                                                                                                       2,550,640
                                                                                                    ------------
           TEXTILES & APPAREL (0.8%)
  10,300   Fruit of the Loom, Inc. (Class A)*.....................................................       341,831
   6,400   Liz Claiborne, Inc.....................................................................       334,400
  11,000   Russell Corp...........................................................................       332,063
   5,600   VF Corp................................................................................       288,400
                                                                                                    ------------
                                                                                                       1,296,694
                                                                                                    ------------
           TEXTILES - HOME FURNISHINGS (0.2%)
   7,100   Springs Industries, Inc. (Class A).....................................................       327,488
                                                                                                    ------------
           TOBACCO (0.4%)
   9,500   Philip Morris Companies, Inc...........................................................       374,063
  12,500   UST, Inc...............................................................................       337,500
                                                                                                    ------------
                                                                                                         711,563
                                                                                                    ------------
           TRUCKERS (0.2%)
  10,000   Ryder System, Inc......................................................................       315,625
                                                                                                    ------------
           UTILITIES - ELECTRIC (4.9%)
   7,500   Ameren Corp............................................................................       298,125
   6,300   American Electric Power Co., Inc.......................................................       285,863
  10,500   Baltimore Gas & Electric Co............................................................       326,156
   6,700   Carolina Power & Light Co..............................................................       290,613
  12,500   Central & South West Corp..............................................................       335,938
   8,700   CINergy Corp...........................................................................       304,500
   7,000   Consolidated Edison, Inc...............................................................       322,438
   7,700   Dominion Resources, Inc................................................................       313,775
   8,000   DTE Energy Co..........................................................................       323,000
   5,000   Duke Power Co..........................................................................       296,250
  10,000   Edison International...................................................................       295,625
  12,000   Entergy Corp...........................................................................       345,000
  10,100   FirstEnergy Corp.......................................................................       310,575
   4,800   FPL Group, Inc.........................................................................       302,400
   8,000   GPU, Inc...............................................................................       302,500
  11,000   Houston Industries, Inc................................................................       339,625
  25,500   Niagara Mohawk Power Corp.*............................................................       380,906
  12,000   Northern States Power Co...............................................................       343,500
  13,400   PacifiCorp.............................................................................       303,175
  13,000   PECO Energy Co.........................................................................       379,438
   9,500   PG & E Corp............................................................................       299,844
  14,000   PP&L Resources, Inc....................................................................       317,625
   9,300   Public Service Enterprise Group, Inc...................................................       320,269
  12,500   Southern Co............................................................................       346,094

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
   7,000   Texas Utilities Co.....................................................................  $    291,375
   9,500   Unicom Corp............................................................................       333,094
                                                                                                    ------------
                                                                                                       8,307,703
                                                                                                    ------------
           WASTE MANAGEMENT (0.4%)
   9,300   Browning-Ferris Industries, Inc........................................................       323,175
  11,000   Waste Management, Inc..................................................................       385,000
                                                                                                    ------------
                                                                                                         708,175
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $122,443,463).........................................................   163,831,816
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (2.7%)
           REPURCHASE AGREEMENT
$  4,640   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $4,640,954) (a)
             (IDENTIFIED COST $4,640,236).........................................................     4,640,236
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $127,083,699) (B)........................................................   99.7 %   168,472,052

OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.3         471,781
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 168,943,833
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Collateralized by $2,559,345 U.S. Treasury Note 5.375% due 02/15/01 valued at $2,599,849 and $1,993,928 U.S. Treasury Note 8.875% due 05/15/00 valued at 2,133,192.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $45,745,221 and the aggregate gross unrealized depreciation is $4,356,868, resulting in net unrealized appreciation of $41,388,353.

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (96.1%)
           ADVERTISING/MARKETING SERVICES (0.4%)
   5,800   Young & Rubicam, Inc.*..................................................................  $   185,600
                                                                                                     -----------
           AEROSPACE & DEFENSE (5.5%)
  13,400   Cordant Technologies, Inc...............................................................      618,075
  22,000   Gulfstream Aerospace Corp.*.............................................................    1,023,000
  10,700   Northrop Grumman Corp...................................................................    1,103,437
                                                                                                     -----------
                                                                                                       2,744,512
                                                                                                     -----------
           AIRLINES (8.7%)
  71,100   Continental Airlines, Inc. (Class B)*...................................................    4,328,212
                                                                                                     -----------
           AUTO PARTS - ORIGINAL EQUIPMENT (0.5%)
   6,900   ITT Industries, Inc.....................................................................      257,887
                                                                                                     -----------
           AUTOMOBILES (2.4%)
  17,900   General Motors Corp.....................................................................    1,195,944
                                                                                                     -----------
           BANKS - MONEY CENTER (5.2%)
   6,700   BankAmerica Corp........................................................................      579,131
   8,400   Chase Manhattan Corp....................................................................      634,200
   4,000   Citicorp................................................................................      597,000
   2,800   Morgan (J.P.) & Co., Inc................................................................      327,950
   1,200   Wells Fargo & Co........................................................................      442,800
                                                                                                     -----------
                                                                                                       2,581,081
                                                                                                     -----------
           BEVERAGES - SOFT DRINKS (2.6%)
   7,400   Coca Cola Co............................................................................      632,700
  17,200   Coca-Cola Enterprises Inc...............................................................      675,100
                                                                                                     -----------
                                                                                                       1,307,800
                                                                                                     -----------
           BROADCAST MEDIA (5.9%)
  25,200   Clear Channel Communications, Inc.*.....................................................    2,749,950
   4,600   Comcast Corp. (Class A).................................................................      182,275
                                                                                                     -----------
                                                                                                       2,932,225
                                                                                                     -----------
           CHEMICALS (1.1%)
   7,400   Du Pont (E.I.) De Nemours & Co., Inc....................................................      552,225
                                                                                                     -----------
           CHEMICALS - DIVERSIFIED (0.9%)
   8,200   Monsanto Co.............................................................................      458,175
                                                                                                     -----------
           COMMERCIAL & CONSUMER SERVICES (2.4%)
  57,500   Cendant Corp.*..........................................................................    1,200,312
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (1.1%)
   1,600   ADC Telecommunications, Inc.*...........................................................       58,400
   2,000   CIENA Corp.*............................................................................      139,000
   3,700   Motorola, Inc...........................................................................      194,481
   2,200   Tellabs, Inc.*..........................................................................      157,438
                                                                                                     -----------
                                                                                                         549,319
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTER - NETWORKING (0.9%)
   4,650   Cisco Systems, Inc.*....................................................................  $   428,091
                                                                                                     -----------
           COMPUTER HARDWARE (1.1%)
   3,300   Dell Computer Corp.*....................................................................      306,075
   2,000   International Business Machines Corp....................................................      229,625
                                                                                                     -----------
                                                                                                         535,700
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (4.3%)
   5,100   America Online, Inc.....................................................................      540,600
   5,300   Computer Associates International, Inc..................................................      294,481
  11,900   Microsoft Corp.*........................................................................    1,289,663
                                                                                                     -----------
                                                                                                       2,124,744
                                                                                                     -----------
           ELECTRONIC COMPONENTS (0.7%)
   7,800   Ingram Micro Inc. (Class A)*............................................................      345,150
                                                                                                     -----------
           ELECTRONICS - DEFENSE (2.1%)
  17,400   Litton Industries, Inc.*................................................................    1,026,600
                                                                                                     -----------
           ELECTRONICS - SEMICONDUCTORS (1.3%)
   4,500   Intel Corp..............................................................................      333,282
   4,700   Linear Technology Corp..................................................................      283,175
                                                                                                     -----------
                                                                                                         616,457
                                                                                                     -----------
           ENTERTAINMENT (1.9%)
  11,000   SFX Entertainment, Inc.*................................................................      503,938
   5,100   Time Warner, Inc........................................................................      435,731
                                                                                                     -----------
                                                                                                         939,669
                                                                                                     -----------
           FINANCE - CONSUMER (0.2%)
   3,000   MBNA Corp...............................................................................       99,000
                                                                                                     -----------
           FINANCE - DIVERSIFIED (3.5%)
  15,300   American Express Co.....................................................................    1,744,200
                                                                                                     -----------
           FOODS (2.3%)
   4,500   Quaker Oats Company (The)...............................................................      247,219
   4,100   Ralston-Ralston Purina Group............................................................      478,931
   4,000   Wrigley (Wm.) Jr. Co. (Class A).........................................................      392,000
                                                                                                     -----------
                                                                                                       1,118,150
                                                                                                     -----------
           GAMING, LOTTERY, & PARI-MUTUEL COMPANIES (0.7%)
   3,200   Harrah's Entertainment, Inc.*...........................................................       74,400
  10,500   International Game Technology...........................................................      254,625
                                                                                                     -----------
                                                                                                         329,025
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           HEALTHCARE - DRUGS (2.1%)
   3,500   Lilly (Eli) & Co........................................................................  $   231,219
   3,800   Merck & Co., Inc........................................................................      508,250
   2,800   Pfizer, Inc.............................................................................      304,325
                                                                                                     -----------
                                                                                                       1,043,794
                                                                                                     -----------
           INSURANCE (3.1%)
  10,600   Ace, Ltd. (Bermuda)*....................................................................      413,400
   6,200   Provident Companies, Inc................................................................      213,900
   7,400   Reinsurance Group of America, Inc.*.....................................................      379,713
  12,694   St. Paul Companies, Inc.................................................................      533,941
                                                                                                     -----------
                                                                                                       1,540,954
                                                                                                     -----------
           INVESTMENT BANKING/BROKERAGE (1.0%)
   5,300   Merrill Lynch & Co., Inc................................................................      488,925
                                                                                                     -----------
           LODGING - HOTELS (0.6%)
  10,900   Hilton Hotels Corp......................................................................      310,650
                                                                                                     -----------
           MACHINERY (1.8%)
  18,100   Case Corp...............................................................................      873,325
                                                                                                     -----------
           MANUFACTURING (5.1%)
  27,400   United Technologies Corp................................................................    2,534,500
                                                                                                     -----------
           MANUFACTURING - DIVERSIFIED (2.2%)
   6,800   Textron, Inc............................................................................      487,475
   9,200   Tyco International Ltd..................................................................      579,600
                                                                                                     -----------
                                                                                                       1,067,075
                                                                                                     -----------
           MULTI-LINE INSURANCE (7.0%)
  27,700   Loews Corp..............................................................................    2,413,362
   6,000   Nationwide Financial Services, Inc. (Class A)...........................................      306,000
  12,500   Travelers Group, Inc....................................................................      757,813
                                                                                                     -----------
                                                                                                       3,477,175
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (3.7%)
  24,900   Knoll, Inc.*............................................................................      734,550
   8,300   Pitney Bowes, Inc.......................................................................      399,438
   6,800   Xerox Corp..............................................................................      691,050
                                                                                                     -----------
                                                                                                       1,825,038
                                                                                                     -----------
           OIL & GAS DRILLING (1.0%)
   7,100   Diamond Offshore Drilling, Inc..........................................................      284,000
   2,800   Schlumberger Ltd........................................................................      191,275
                                                                                                     -----------
                                                                                                         475,275
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           PROPERTY - CASUALTY INSURANCE (3.9%)
   9,900   Allstate Corp...........................................................................  $   906,469
   5,200   CMAC Investment Corp....................................................................      319,800
   1,900   General Re Corp.........................................................................      481,650
   1,600   Progressive Corp........................................................................      225,600
                                                                                                     -----------
                                                                                                       1,933,519
                                                                                                     -----------
           PUBLISHING - NEWSPAPER (1.5%)
   3,700   Gannett Co., Inc........................................................................      262,931
   5,500   Pulitzer Publishing Co..................................................................      490,875
                                                                                                     -----------
                                                                                                         753,806
                                                                                                     -----------
           RESTAURANTS (0.8%)
  13,000   Brinker International, Inc.*............................................................      250,250
   5,200   Cracker Barrell Old Country Store, Inc..................................................      165,100
                                                                                                     -----------
                                                                                                         415,350
                                                                                                     -----------
           RETAIL - BUILDING SUPPLIES (1.5%)
   9,150   Home Depot, Inc.........................................................................      760,022
                                                                                                     -----------
           RETAIL - SPECIALTY (0.4%)
   7,500   Staples, Inc.*..........................................................................      217,031
                                                                                                     -----------
           SAVINGS & LOAN COMPANIES (0.4%)
   4,200   Washington Mutual, Inc..................................................................      182,175
                                                                                                     -----------
           TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.5%)
   6,900   The Associated Group, Inc.*.............................................................      269,100
                                                                                                     -----------
           TELECOMMUNICATIONS - LONG DISTANCE (1.8%)
   7,400   AT&T Corp...............................................................................      422,725
  10,100   WorldCom, Inc.*.........................................................................      487,956
                                                                                                     -----------
                                                                                                         910,681
                                                                                                     -----------
           TOBACCO (2.0%)
  25,000   Philip Morris Companies, Inc............................................................      984,375
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $45,920,330)...........................................................   47,662,848
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENT (4.4%)
           REPURCHASE AGREEMENT
$  2,198   The Bank of New York 5.50% due 07/01/98 (dated 6/30/98; proceeds $2,198,612) (a)
             (IDENTIFIED COST $2,198,276)..........................................................  $ 2,198,276
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $48,118,606) (b)..........................................................  100.5 %   49,861,124

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.5)      (243,417)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 49,617,707
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 *   Non-income producing security.
(a) Collateralized by $235,162 U.S. Treasury Bond 10.75% due 02/15/03 valued at $283,921 and $1,487,993 U.S. Treasury Bond 8.125% due 08/15/19 valued at
     $1,958,320.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,967,922 and the aggregate gross unrealized depreciation is $2,225,404, resulting in net unrealized appreciation of $1,742,518.

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (87.5%)
           ADVERTISING (0.3%)
  22,000   Snyder Communications, Inc.*...........................................................  $    968,000
                                                                                                    ------------
           AGRICULTURE RELATED (0.3%)
  18,000   Delta & Pine Land Co...................................................................       801,000
                                                                                                    ------------
           APPAREL & FOOTWEAR (0.7%)
  60,000   Jones Apparel Group, Inc.*.............................................................     2,193,750
                                                                                                    ------------
           AUTO RELATED (1.8%)
  58,000   Ford Motor Co..........................................................................     3,422,000
  30,000   General Motors Corp....................................................................     2,004,375
                                                                                                    ------------
                                                                                                       5,426,375
                                                                                                    ------------
           BANKS (3.6%)
  80,000   Argentaria S.A. (Spain)................................................................     1,793,535
  26,000   BankBoston Corp........................................................................     1,446,250
 565,000   Credito Italiano SpA (Italy)...........................................................     2,952,558
  20,000   Mellon Bank Corp.......................................................................     1,392,500
   7,000   Morgan (J.P.) & Co., Inc...............................................................       819,875
  15,000   NationsBank Corp.......................................................................     1,147,500
   3,800   Wells Fargo & Co.......................................................................     1,402,200
                                                                                                    ------------
                                                                                                      10,954,418
                                                                                                    ------------
           BASIC CYCLICALS (0.5%)
  20,000   Du Pont (E.I.) De Nemours & Co., Inc...................................................     1,492,500
                                                                                                    ------------
           BIOTECHNOLOGY (0.7%)
  17,000   Centocor, Inc.*........................................................................       616,250
  11,000   Genentech, Inc. (Special)*.............................................................       746,625
  15,000   Quintiles Transnational Corp.*.........................................................       736,875
                                                                                                    ------------
                                                                                                       2,099,750
                                                                                                    ------------
           CABLE/CELLULAR (3.4%)
  96,000   Comcast Corp. (Class A Special)........................................................     3,894,000
  64,000   Cox Communications, Inc. (Class A)*....................................................     3,100,000
  40,000   Time Warner, Inc.......................................................................     3,417,500
                                                                                                    ------------
                                                                                                      10,411,500
                                                                                                    ------------
           CAPITAL GOODS (1.6%)
  54,000   General Electric Co....................................................................     4,914,000
                                                                                                    ------------
           COMMUNICATIONS EQUIPMENT (6.2%)
  40,000   Alcatel Alsthom (ADR) (France).........................................................     1,627,500
   7,300   Alcatel Alsthom (France)...............................................................     1,483,010
  85,000   Ascend Communications, Inc.*...........................................................     4,207,500
  30,000   CIENA Corp.*...........................................................................     2,085,000

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  34,000   Cisco Systems, Inc.*...................................................................  $  3,130,125
   7,000   Glenayre Technologies, Inc.*...........................................................        75,250
  42,000   Lucent Technologies, Inc...............................................................     3,493,875
  21,000   Nokia Corp. (ADR) (Class A) (Finland)..................................................     1,523,812
   7,500   Northern Telecom Ltd. (Canada).........................................................       425,625
   8,000   Tellabs, Inc.*.........................................................................       572,500
   2,900   Visual Networks, Inc.*.................................................................       106,212
                                                                                                    ------------
                                                                                                      18,730,409
                                                                                                    ------------
           COMPUTER HARDWARE (1.2%)
  40,000   Dell Computer Corp.*...................................................................     3,710,000
                                                                                                    ------------
           COMPUTER SERVICES (0.4%)
  33,150   Paychex, Inc...........................................................................     1,346,719
                                                                                                    ------------
           COMPUTER SOFTWARE (4.2%)
  43,200   BMC Software, Inc.*....................................................................     2,243,700
  16,000   CBT Group Public Limited Co. (ADR) (Ireland)...........................................       856,000
  45,000   Computer Associates International, Inc.................................................     2,500,312
  38,000   Compuware Corp.*.......................................................................     1,940,375
  14,800   Great Plains Software, Inc.*...........................................................       499,500
   4,500   Intuit Inc.*...........................................................................       275,625
  38,000   Legato Systems, Inc.*..................................................................     1,482,000
   3,700   Microsoft Corp.*.......................................................................       400,987
  40,000   Platinum Technology, Inc.*.............................................................     1,142,500
  36,000   Veritas Software Corp.*................................................................     1,487,250
                                                                                                    ------------
                                                                                                      12,828,249
                                                                                                    ------------
           CONSTRUCTION (1.9%)
  40,000   Kaufman & Broad Home Corp..............................................................     1,270,000
  20,000   Masco Corp.............................................................................     1,210,000
  55,000   Maytag Corp............................................................................     2,715,625
  10,000   Whirlpool Corp.........................................................................       687,500
                                                                                                    ------------
                                                                                                       5,883,125
                                                                                                    ------------
           CONSUMER - NONCYCLICAL (1.4%)
  31,000   Clorox Co..............................................................................     2,956,625
  13,000   Procter & Gamble Co....................................................................     1,183,812
                                                                                                    ------------
                                                                                                       4,140,437
                                                                                                    ------------
           CONSUMER BUSINESS SERVICES (1.7%)
  30,000   Apollo Group, Inc. (Class A)*..........................................................       991,875
  30,000   Automatic Data Processing, Inc.........................................................     2,186,250

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  30,000   Gartner Group, Inc. (Class A)*.........................................................  $  1,048,125
  30,000   Sylvan Learning Systems, Inc.*.........................................................       982,500
                                                                                                    ------------
                                                                                                       5,208,750
                                                                                                    ------------
           CONSUMER PRODUCTS (8.5%)
  16,100   Colgate-Palmolive Co...................................................................     1,416,800
  55,000   CVS Corp...............................................................................     2,141,562
  45,000   Dominick's Supermarkets, Inc.*.........................................................     2,005,312
  18,000   Estee Lauder Companies Inc. (Class A)..................................................     1,254,375
  76,300   Fred Meyer, Inc.*......................................................................     3,242,750
  31,000   Groupe Danone (ADR) (France)...........................................................     1,705,000
  68,000   Kroger Co.*............................................................................     2,915,500
     300   Nestle S.A. (Registered) (Switzerland).................................................       641,080
  70,000   Rite Aid Corp..........................................................................     2,629,375
  19,000   Rubbermaid, Inc........................................................................       630,562
  75,500   Safeway, Inc.*.........................................................................     3,071,906
  35,000   Seagram Co. Ltd. (Canada)..............................................................     1,432,812
  70,000   Walgreen Co............................................................................     2,891,874
                                                                                                    ------------
                                                                                                      25,978,908
                                                                                                    ------------
           DRUGS (7.2%)
  40,000   American Home Products Corp............................................................     2,070,000
  34,000   Bristol-Myers Squibb Co................................................................     3,907,875
  56,000   Forest Laboratories, Inc.*.............................................................     2,002,000
  23,000   Lilly (Eli) & Co.......................................................................     1,519,438
  22,000   Merck & Co., Inc.......................................................................     2,942,500
  25,000   Pfizer, Inc............................................................................     2,717,188
  35,000   Schering-Plough Corp...................................................................     3,206,875
  53,000   Warner-Lambert Co......................................................................     3,676,875
                                                                                                    ------------
                                                                                                      22,042,751
                                                                                                    ------------
           ENERGY (0.9%)
  10,000   Camco International Inc................................................................       778,750
  12,613   Coflexip, S.A. (ADR) (France)..........................................................       769,393
  10,000   Cooper Cameron Corp.*..................................................................       510,000
  13,000   Halliburton Co.........................................................................       579,313
                                                                                                    ------------
                                                                                                       2,637,456
                                                                                                    ------------
           ENTERTAINMENT (1.1%)
  61,000   Electronic Arts Inc.*..................................................................     3,294,000
                                                                                                    ------------
           ENVIRONMENTAL CONTROL (0.6%)
  35,000   U.S.A. Waste Services, Inc.*...........................................................     1,728,125
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FINANCIAL - MISCELLANEOUS (5.9%)
  24,500   American Express Co....................................................................  $  2,793,000
  40,000   Amvescap PLC (United Kingdom)..........................................................       390,195
  17,172   Associates First Capital Corp. (Class A)...............................................     1,320,098
  26,450   Edwards (A.G.), Inc....................................................................     1,129,084
  35,000   Fannie Mae.............................................................................     2,126,250
  40,300   Freddie Mac............................................................................     1,896,619
  30,000   Hambrecht & Quist Group*...............................................................     1,089,375
  17,000   Lehman Brothers Holdings, Inc..........................................................     1,318,563
  26,500   Merrill Lynch & Co., Inc...............................................................     2,444,625
  27,000   Paine Webber Group, Inc................................................................     1,157,625
  31,000   Providian Financial Corp...............................................................     2,435,438
                                                                                                    ------------
                                                                                                      18,100,872
                                                                                                    ------------
           HEALTHCARE PRODUCTS & SERVICES (2.3%)
  12,900   Capital Senior Living Corp.*...........................................................       158,831
  80,000   HBO & Co...............................................................................     2,820,000
  38,500   Health Management Associates, Inc. (Class A)*..........................................     1,287,344
  16,000   Healthsouth Corp.*.....................................................................       427,000
  70,000   Total Renal Care Holdings, Inc.*.......................................................     2,415,000
                                                                                                    ------------
                                                                                                       7,108,175
                                                                                                    ------------
           INSURANCE (3.4%)
  50,000   Equitable Companies, Inc...............................................................     3,746,875
   9,600   Marsh & McLennan Companies, Inc........................................................       580,200
  24,300   Nationwide Financial Services, Inc. (Class A)..........................................     1,239,300
  20,000   ReliaStar Financial Corp...............................................................       960,000
  18,400   SunAmerica Inc.........................................................................     1,056,850
  12,500   Torchmark Corp.........................................................................       571,875
  37,000   Travelers Group, Inc...................................................................     2,243,125
                                                                                                    ------------
                                                                                                      10,398,225
                                                                                                    ------------
           INTERNET (2.8%)
  40,000   America Online, Inc....................................................................     4,240,000
  20,000   At Home Corp. (Series A)*..............................................................       945,000
  26,900   BroadVision, Inc.*.....................................................................       638,875
   3,700   Inktomi Corp.*.........................................................................       146,613
  17,000   Yahoo! Inc.*...........................................................................     2,675,375
                                                                                                    ------------
                                                                                                       8,645,863
                                                                                                    ------------
           LEISURE TIME - PRODUCTS (0.3%)
  20,000   Hasbro, Inc............................................................................       786,250
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDIA GROUP (6.3%)
  62,000   CBS Corp...............................................................................  $  1,968,500
  55,000   Chancellor Media Corp.*................................................................     2,729,375
  28,000   Clear Channel Communications, Inc.*....................................................     3,055,500
  20,000   Jacor Communications, Inc.*............................................................     1,180,000
  65,000   News Corp., Ltd. (ADR) (Australia).....................................................     2,088,125
  87,750   Outdoor Systems, Inc.*.................................................................     2,457,000
  27,700   Univision Communications, Inc. (Class A)*..............................................     1,031,825
  60,000   USA Networks, Inc.*....................................................................     1,507,500
  48,000   Viacom, Inc. (Class B)*................................................................     2,796,000
   9,700   Young & Rubicam, Inc.*.................................................................       310,400
                                                                                                    ------------
                                                                                                      19,124,225
                                                                                                    ------------
           MEDICAL SUPPLIES (1.8%)
  20,000   Becton, Dickinson & Co.................................................................     1,552,500
  14,000   Boston Scientific Corp.*...............................................................     1,002,750
  24,100   Medtronic, Inc.........................................................................     1,536,375
  14,400   Sofamor Danek Group, Inc.*.............................................................     1,246,500
                                                                                                    ------------
                                                                                                       5,338,125
                                                                                                    ------------
           RESTAURANTS (3.1%)
  60,000   Brinker International, Inc.*...........................................................     1,155,000
  31,000   Cracker Barrell Old Country Store, Inc.................................................       984,250
  35,000   McDonald's Corp........................................................................     2,415,000
  40,000   Outback Steakhouse, Inc.*..............................................................     1,557,500
  40,000   Papa John's International, Inc.*.......................................................     1,577,500
  35,000   Starbucks Corp.*.......................................................................     1,868,125
                                                                                                    ------------
                                                                                                       9,557,375
                                                                                                    ------------
           RETAIL (12.0%)
  21,733   Abercrombie & Fitch Co. (Class A)*.....................................................       956,252
  22,000   Amazon.com, Inc.*......................................................................     2,193,125
  20,000   Barnes & Noble, Inc.*..................................................................       748,750
  56,000   Costco Companies, Inc.*................................................................     3,531,500
  64,000   Dayton Hudson Corp.....................................................................     3,104,000
  21,018   Dollar General Corp....................................................................       831,525
  22,500   Dollar Tree Stores, Inc.*..............................................................       911,250
  96,000   Family Dollar Stores, Inc..............................................................     1,776,000
  40,000   Gap, Inc...............................................................................     2,465,000
  37,000   Home Depot, Inc........................................................................     3,073,313
 134,800   Kmart Corp.*...........................................................................     2,594,900
  80,000   Limited (The), Inc.....................................................................     2,650,000
  50,000   Linens 'N Things, Inc.*................................................................     1,528,125

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
  92,000   Lowe's Companies, Inc..................................................................  $  3,731,750
  40,000   Proffitt's, Inc.*......................................................................     1,615,000
  70,000   TJX Companies, Inc.....................................................................     1,688,750
  50,000   Wal-Mart Stores, Inc...................................................................     3,037,500
                                                                                                    ------------
                                                                                                      36,436,740
                                                                                                    ------------
           TELECOMMUNICATIONS (1.0%)
  28,000   AirTouch Communications, Inc.*.........................................................     1,636,250
   9,000   ICG Communications, Inc.*..............................................................       328,500
  12,000   Intermedia Communications Inc.*........................................................       502,500
  33,000   Vanguard Cellular Systems, Inc. (Class A)*.............................................       620,813
                                                                                                    ------------
                                                                                                       3,088,063
                                                                                                    ------------
           TRANSPORTATION (0.4%)
  45,000   Southwest Airlines Co..................................................................     1,333,125
                                                                                                    ------------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $216,076,007).........................................................   266,707,260
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           U.S. GOVERNMENT OBLIGATIONS (9.2%)
$ 18,800   U.S. Treasury Strip
             0.00% due 05/15/19...................................................................     5,692,264
  24,300   U.S. Treasury Strip
             0.00% due 02/15/21...................................................................     6,652,854
  11,400   U.S. Treasury Strip
             0.00% due 05/15/21...................................................................     3,077,088
   9,500   U.S. Treasury Strip
             0.00% due 08/15/21...................................................................     2,527,570
   9,500   U.S. Treasury Bond
             6.125% due 11/15/27..................................................................    10,169,465
                                                                                                    ------------

           TOTAL U.S. GOVERNMENT OBLIGATIONS
           (IDENTIFIED COST $27,375,842)..........................................................    28,119,241
                                                                                                    ------------

           SHORT-TERM INVESTMENTS (3.5%)
           U.S. GOVERNMENT AGENCY (a) (3.2%)
   9,800   Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (AMORTIZED COST $9,800,000)........     9,800,000
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

AMERICAN VALUE
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------
           REPURCHASE AGREEMENT (0.3%)
$    748   The Bank of New York 5.50% due 07/01/98
             (dated 06/30/98; proceeds $748,529) (b) (IDENTIFIED COST $748,415)...................  $    748,415
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $10,548,415)..........................................................    10,548,415
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $254,000,264) (c)........................................................  100.2 %   305,374,916

LIABILITIES IN EXCESS OF OTHER ASSETS.....................................................   (0.2)       (476,784)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 304,898,132
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $746,169 U.S. Treasury Note 5.875% due 08/31/99 valued at $763,383.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $53,163,369 and the aggregate gross unrealized depreciation is $1,788,717, resulting in net unrealized appreciation of $51,374,652.

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (94.8%)
           APPAREL & FOOTWEAR (4.7%)
  14,000   Jones Apparel Group, Inc.*..............................................................  $   511,875
   9,000   Tommy Hilfiger Corp.*...................................................................      562,500
   5,500   Warnaco Group, Inc. (Class A)...........................................................      233,406
                                                                                                     -----------
                                                                                                       1,307,781
                                                                                                     -----------
           BIOTECHNOLOGY (2.3%)
  20,000   BioChem Pharma Inc. (Canada)*...........................................................      527,500
   3,000   Centocor, Inc.*.........................................................................      108,750
                                                                                                     -----------
                                                                                                         636,250
                                                                                                     -----------
           COMMUNICATIONS EQUIPMENT (2.5%)
   4,000   ADC Telecommunications, Inc.*...........................................................      146,000
   3,500   Advanced Fibre Communications, Inc.*....................................................      140,219
   4,000   CIENA Corp.*............................................................................      278,000
   5,000   Scientific-Atlanta, Inc.................................................................      126,875
                                                                                                     -----------
                                                                                                         691,094
                                                                                                     -----------
           COMPUTER HARDWARE (3.3%)
  10,000   EMC Corp.*..............................................................................      448,125
   7,500   Lexmark International Group, Inc. (Class A)*............................................      457,500
                                                                                                     -----------
                                                                                                         905,625
                                                                                                     -----------
           COMPUTER SOFTWARE (9.6%)
  12,000   Cadence Design Systems, Inc.*...........................................................      375,000
   5,000   Compuware Corp.*........................................................................      255,312
   7,000   FileNET Corp.*..........................................................................      200,375
  14,000   Network Associates, Inc.*...............................................................      669,375
  20,000   Platinum Technology, Inc.*..............................................................      571,250
  10,000   Software AG Systems, Inc.*..............................................................      292,500
   7,000   Synopsys, Inc.*.........................................................................      320,250
                                                                                                     -----------
                                                                                                       2,684,062
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (4.5%)
   8,000   Citrix Systems, Inc.*...................................................................      547,000
  12,000   Legato Systems, Inc.*...................................................................      468,000
   5,000   Visio Corp.*............................................................................      238,750
                                                                                                     -----------
                                                                                                       1,253,750
                                                                                                     -----------
           CONSTRUCTION (1.4%)
   5,500   Southdown, Inc..........................................................................      392,562
                                                                                                     -----------
           CONSUMER BUSINESS SERVICES (7.6%)
  10,200   AccuStaff, Inc.*........................................................................      318,750
  20,000   Allied Waste Industries, Inc.*..........................................................      478,750
  15,000   Eastern Environmental Services, Inc.*...................................................      507,187
  11,000   U.S. Filter Corp.*......................................................................      308,687
  10,000   U.S.A. Waste Services, Inc.*............................................................      493,750
                                                                                                     -----------
                                                                                                       2,107,124
                                                                                                     -----------

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           CONSUMER PRODUCTS (1.0%)
   6,500   Dominick's Supermarkets, Inc.*..........................................................  $   289,656
                                                                                                     -----------
           DRUGS (4.6%)
  10,000   ICN Pharmaceuticals, Inc................................................................      456,875
  10,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      362,500
   5,000   Mylan Laboratories, Inc.................................................................      150,312
   6,500   Watson Pharmaceuticals, Inc.*...........................................................      303,469
                                                                                                     -----------
                                                                                                       1,273,156
                                                                                                     -----------
           ELECTRONICS (0.9%)
   6,000   Sanmina Corp.*..........................................................................      259,125
                                                                                                     -----------
           ENERGY (3.8%)
  10,000   AES Corp. (The)*........................................................................      525,625
   7,500   Stolt Comex Seaway, S.A. (ADR) (United Kingdom)*........................................      129,375
  12,000   Stolt Comex Seaway, S.A. (United Kingdom)*..............................................      231,000
   8,000   Varco International, Inc.*..............................................................      158,500
                                                                                                     -----------
                                                                                                       1,044,500
                                                                                                     -----------
           ENTERTAINMENT (1.7%)
   9,000   Electronic Arts Inc.*...................................................................      486,000
                                                                                                     -----------
           ENVIRONMENTAL CONTROL (0.7%)
  18,000   Newpark Resources, Inc.*................................................................      200,250
                                                                                                     -----------
           FINANCIAL - MISCELLANEOUS (3.8%)
  12,000   Newcourt Credit Group Inc. (Canada).....................................................      590,250
   6,000   Providian Financial Corp................................................................      471,375
                                                                                                     -----------
                                                                                                       1,061,625
                                                                                                     -----------
           HEALTHCARE PRODUCTS & SERVICES (5.8%)
   6,500   Health Management Associates, Inc. (Class A)*...........................................      217,344
   7,500   Healthsouth Corp.*......................................................................      200,156
   6,000   IDX Systems Corp.*......................................................................      276,750
   9,000   Renal Care Group, Inc.*.................................................................      396,562
  15,000   Total Renal Care Holdings, Inc.*........................................................      517,500
                                                                                                     -----------
                                                                                                       1,608,312
                                                                                                     -----------
           HOSPITAL MANAGEMENT (0.7%)
   2,500   Express Scripts, Inc. (Class A)*........................................................      200,000
                                                                                                     -----------
           INSURANCE (1.6%)
   3,000   Equitable Companies, Inc................................................................      224,813
   4,000   Hartford Life, Inc. (Class A)...........................................................      227,750
                                                                                                     -----------
                                                                                                         452,563
                                                                                                     -----------
           INTERNET (2.2%)
  10,000   At Home Corp. (Series A)*...............................................................      472,500
   1,500   MindSpring Enterprises, Inc.*...........................................................      154,313
                                                                                                     -----------
                                                                                                         626,813
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MID-CAP GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           LIFE & HEALTH INSURANCE (1.7%)
  10,000   Conseco, Inc............................................................................  $   467,500
                                                                                                     -----------
           MANUFACTURING - DIVERSIFIED (1.4%)
   6,000   Tyco International Ltd..................................................................      378,000
                                                                                                     -----------
           MEDIA GROUP (9.9%)
   6,800   Chancellor Media Corp.*.................................................................      337,450
   4,000   Clear Channel Communications, Inc.*.....................................................      436,500
   5,000   Cox Radio, Inc. (Class A)*..............................................................      216,250
   6,000   HA-LO Industries, Inc.*.................................................................      186,750
   6,000   Jacor Communications, Inc.*.............................................................      354,000
  18,000   Outdoor Systems, Inc.*..................................................................      504,000
  12,000   Snyder Communications, Inc.*............................................................      528,000
   5,000   Univision Communications, Inc. (Class A)*...............................................      186,250
                                                                                                     -----------
                                                                                                       2,749,200
                                                                                                     -----------
           MEDICAL SUPPLIES (0.1%)
   1,500   North American Scientific, Inc.*........................................................       30,563
                                                                                                     -----------
           PRECISION INSTRUMENTS (0.1%)
   1,800   Mettler-Toledo International Inc.*......................................................       36,113
                                                                                                     -----------
           RESTAURANTS (3.1%)
  12,000   Showbiz Pizza Time, Inc.*...............................................................      481,500
   7,000   Starbucks Corp.*........................................................................      373,625
                                                                                                     -----------
                                                                                                         855,125
                                                                                                     -----------
           RETAIL (11.4%)
   8,500   Abercrombie & Fitch Co. (Class A)*......................................................      374,000
   6,800   Consolidated Stores Corp.*..............................................................      246,500
   7,500   Dillard's, Inc. (Class A)...............................................................      310,781
   5,000   Dollar General Corp.....................................................................      197,813
  11,000   Finish Line, Inc. (Class A)*............................................................      308,000
   7,000   Fred Meyer, Inc.*.......................................................................      297,500
  10,000   Proffitt's, Inc.*.......................................................................      403,750
  10,000   Stage Stores, Inc.*.....................................................................      452,500
  20,000   Staples, Inc.*..........................................................................      578,750
                                                                                                     -----------
                                                                                                       3,169,594
                                                                                                     -----------
           TELECOMMUNICATIONS (4.4%)
   6,000   ICG Communications, Inc.*...............................................................      219,000
   4,000   Intermedia Communications Inc.*.........................................................      167,500
  11,000   Pacific Gateway Exchange, Inc.*.........................................................      440,688

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  12,000   Vanguard Cellular Systems, Inc. (Class A)*..............................................  $   225,750
   3,500   WorldCom, Inc.*.........................................................................      169,094
                                                                                                     -----------
                                                                                                       1,222,032
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $23,341,694)...........................................................   26,388,375
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (6.4%)
           U.S. GOVERNMENT AGENCY (a) (5.8%)
$  1,600   Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (AMORTIZED COST $1,600,000).........    1,600,000
                                                                                                     -----------

           REPURCHASE AGREEMENT (0.6%)
     181   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $180,529) (b)
             (IDENTIFIED COST $180,502)............................................................      180,502
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $1,780,502)............................................................    1,780,502
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $25,122,196) (C)..........................................................  101.2 %   28,168,877

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (1.2)      (338,051)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 27,830,826
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $181,001 U.S. Treasury Note 6.125% due 12/31/01 valued at $184,112.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $3,649,758 and the aggregate gross unrealized depreciation is $603,077, resulting in net unrealized appreciation of $3,046,681.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS (93.2%)
           ARGENTINA (0.3%)
           BREWERY
  40,000   Quilmes Industrial S.A. (ADR)..........................................................  $    390,000
                                                                                                    ------------
           AUSTRALIA (0.6%)
           BANKING
  48,000   Westpac Banking Corp., Ltd.............................................................       292,569
                                                                                                    ------------
           ENERGY
  30,000   Woodside Petroleum Ltd.................................................................       149,626
                                                                                                    ------------
           FINANCIAL SERVICES
 132,000   Tyndall Australia Ltd..................................................................       171,531
                                                                                                    ------------
           FOODS & BEVERAGES
 100,000   Goodman Fielder Ltd....................................................................       145,418
                                                                                                    ------------

           TOTAL AUSTRALIA........................................................................       759,144
                                                                                                    ------------

           BELGIUM (0.2%)
           RETAIL
   3,500   G.I.B. Holdings Ltd....................................................................       197,157
                                                                                                    ------------
           BRAZIL (1.7%)
           BANKING
  10,000   Uniao de Bancos Brasileiros S.A. (GDR).................................................       295,000
                                                                                                    ------------
           ELECTRIC
  37,500   Companhia Paranaense de Energia - Copel (ADR)..........................................       346,875
                                                                                                    ------------
           RETAIL
  18,000   Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR).........................       407,250
                                                                                                    ------------
           TELECOMMUNICATIONS
   9,600   Telecomunicacoes Brasileiras S.A. (ADR)................................................     1,048,200
                                                                                                    ------------

           TOTAL BRAZIL...........................................................................     2,097,325
                                                                                                    ------------
           CANADA (2.0%)
           COMPUTER SOFTWARE & SERVICES
  40,000   Certicom Corp.*........................................................................       565,241
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           DRUGS
  31,500   BioChem Pharma, Inc.*..................................................................  $    830,812
     788   Clinichem Development Inc.*............................................................         4,482
                                                                                                    ------------
                                                                                                         835,294
                                                                                                    ------------
           ELECTRONICS
  20,000   Celestica Inc.*........................................................................       375,000
                                                                                                    ------------
           LIFE INSURANCE
  20,000   Great-West Lifeco Inc..................................................................       701,444
                                                                                                    ------------

           TOTAL CANADA...........................................................................     2,476,979
                                                                                                    ------------

           CHILE (0.4%)
           FOODS & BEVERAGES
  15,000   Embotelladora Andina S.A. (Series B) (ADR).............................................       234,375
                                                                                                    ------------
           TELECOMMUNICATIONS
  12,000   Compania de Telecommunicaciones de Chile S.A. (ADR)....................................       243,750
  12,000   Compania de Telecommunicaciones de Chile S.A. (Rights)*................................         4,125
                                                                                                    ------------
                                                                                                         247,875
                                                                                                    ------------

           TOTAL CHILE............................................................................       482,250
                                                                                                    ------------

           DENMARK (1.4%)
           PHARMACEUTICALS
   5,000   Novo-Nordisk AS (Series B).............................................................       688,603
                                                                                                    ------------
           TELECOMMUNICATIONS
  15,000   Tele Danmark A/S (ADR).................................................................       706,875
                                                                                                    ------------
           TRANSPORTATION
   3,000   Kobenhavns Lufthavne AS................................................................       363,587
                                                                                                    ------------

           TOTAL DENMARK..........................................................................     1,759,065
                                                                                                    ------------

           FINLAND (0.8%)
           DRUGS & HEALTHCARE
  10,080   Orion-yhtymae Oy (B Shares)............................................................       310,137
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT
  10,000   Nokia Corp. (ADR) (Class A)............................................................       725,625
                                                                                                    ------------

           TOTAL FINLAND..........................................................................     1,035,762
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FRANCE (7.8%)
           AUTOMOTIVE
  10,000   Compagnie Generale des Etablissements Michelin (B Shares)..............................  $    575,955
  18,000   Renault S.A............................................................................     1,021,569
   7,500   Valeo S.A..............................................................................       764,915
                                                                                                    ------------
                                                                                                       2,362,439
                                                                                                    ------------
           BROADCAST MEDIA
   5,500   Havas S.A..............................................................................       465,633
                                                                                                    ------------
           ELECTRICAL EQUIPMENT
   4,600   Alcatel Alsthom........................................................................       934,500
                                                                                                    ------------
           ELECTRONICS
  24,000   Thomson CSF............................................................................       910,966
                                                                                                    ------------
           ENERGY
   5,800   Elf Aquitaine S.A......................................................................       813,599
                                                                                                    ------------
           FINANCIAL SERVICES
   6,000   Compagnie Financiere de Paribas........................................................       640,647
                                                                                                    ------------
           FOOD PROCESSING
  13,000   Royal Canin S.A........................................................................       742,305
                                                                                                    ------------
           INSURANCE
  11,000   AXA-UAP................................................................................     1,234,425
                                                                                                    ------------
           LEISURE
   3,500   Accor S.A..............................................................................       977,308
                                                                                                    ------------
           OIL RELATED
   5,000   Total S.A. (B Shares)..................................................................       648,568
                                                                                                    ------------
           TOTAL FRANCE...........................................................................     9,730,390
                                                                                                    ------------
           GERMANY (4.2%)
           APPAREL
   1,700   Adidas AG..............................................................................       295,664
     300   Hugo Boss AG (Pref.)...................................................................       660,289
                                                                                                    ------------
                                                                                                         955,953
                                                                                                    ------------
           AUTOMOTIVE
     670   Bayerische Motoren Werke (BMW) AG......................................................       676,187
     134   Bayerische Motoren Werke (BMW) AG (New)*...............................................       133,385
   2,700   MAN AG.................................................................................     1,051,153
                                                                                                    ------------
                                                                                                       1,860,725
                                                                                                    ------------
           BANKING
  16,000   Commerzbank AG.........................................................................       607,864
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           CHEMICALS
   9,400   Bayer AG...............................................................................  $    485,517
                                                                                                    ------------
           CHEMICALS - DIVERSIFIED
   6,000   Henkel KGaA - Vorzug (Pref.)...........................................................       592,269
  15,000   Hoechst AG.............................................................................       752,779
                                                                                                    ------------
                                                                                                       1,345,048
                                                                                                    ------------

           TOTAL GERMANY..........................................................................     5,255,107
                                                                                                    ------------

           HONG KONG (2.1%)
           BANKING
 200,000   Dao Heng Bank Group Ltd................................................................       283,999
  16,608   HSBC Holdings PLC......................................................................       406,276
                                                                                                    ------------
                                                                                                         690,275
                                                                                                    ------------
           CONGLOMERATES
  75,000   Hutchison Whampoa Ltd..................................................................       395,985
                                                                                                    ------------
           NATURAL GAS
 266,200   Hong Kong & China Gas Co., Ltd.........................................................       302,402
  12,100   Hong Kong & China Gas Co., Ltd. (Warrants due 09/30/99)*...............................           828
                                                                                                    ------------
                                                                                                         303,230
                                                                                                    ------------
           REAL ESTATE
  76,000   Cheung Kong (Holdings) Ltd.............................................................       373,795
  70,000   New World Development Co., Ltd.........................................................       135,545
  31,000   Sun Hung Kai Properties Ltd............................................................       131,660
                                                                                                    ------------
                                                                                                         641,000
                                                                                                    ------------
           UTILITIES - ELECTRIC
 123,000   CLP Holdings Ltd.......................................................................       560,498
                                                                                                    ------------

           TOTAL HONG KONG........................................................................     2,590,988
                                                                                                    ------------

           HUNGARY (0.5%)
           TELECOMMUNICATIONS
  20,000   Magyar Tavkozlesi RT (ADR)*............................................................       588,750
                                                                                                    ------------

           ITALY (2.4%)
           BANKING
 225,000   Banca Commerciale Italiana.............................................................     1,343,227
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           ENERGY
  10,000   Ente Nazionale Idrocarburi SpA (ADR)*..................................................  $    650,000
                                                                                                    ------------
           TELECOMMUNICATIONS
  75,000   Telecom Italia SpA.....................................................................       551,149
  65,000   Telecom Italia Mobile SpA..............................................................       396,804
                                                                                                    ------------
                                                                                                         947,953
                                                                                                    ------------

           TOTAL ITALY............................................................................     2,941,180
                                                                                                    ------------
           JAPAN (5.3%)
           AUTOMOTIVE
  10,000   Honda Motor Co.........................................................................       355,396
  35,000   Suzuki Motor Co., Ltd..................................................................       317,266
                                                                                                    ------------
                                                                                                         672,662
                                                                                                    ------------
           BANKING
 130,000   Sakura Bank Ltd........................................................................       336,691
                                                                                                    ------------
           BREWERY
 100,000   Kirin Brewery Co., Ltd.................................................................       942,446
                                                                                                    ------------
           BUILDING & CONSTRUCTION
  29,000   Sekisui House Ltd......................................................................       224,280
                                                                                                    ------------
           BUSINESS SERVICES
   5,000   Secom Co...............................................................................       288,129
                                                                                                    ------------
           COMPUTERS
  30,000   Fujitsu, Ltd...........................................................................       315,108
                                                                                                    ------------
           ELECTRONICS
   6,000   Sony Corp..............................................................................       515,827
   3,000   TDK Corp...............................................................................       221,223
                                                                                                    ------------
                                                                                                         737,050
                                                                                                    ------------
           ELECTRONICS - SEMICONDUCTORS/COMPONENTS
   5,000   Rohm Co., Ltd..........................................................................       512,590
                                                                                                    ------------
           FINANCIAL SERVICES
  30,000   Nomura Securities Co., Ltd.............................................................       348,561
                                                                                                    ------------
           INTERNATIONAL TRADE
  86,000   Mitsui & Co............................................................................       464,029
                                                                                                    ------------
           MACHINERY
  27,000   Minebea Co., Ltd.......................................................................       268,252
                                                                                                    ------------
           PHARMACEUTICALS
  40,000   Banyu Pharmaceutical Co., Ltd..........................................................       431,655
   8,000   Terumo Corp............................................................................       126,619
                                                                                                    ------------
                                                                                                         558,274
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           REAL ESTATE
  25,000   Mitsui Fudosan Co., Ltd................................................................  $    197,122
                                                                                                    ------------
           TIRE & RUBBER GOODS
  30,000   Bridgestone Corp.......................................................................       707,914
                                                                                                    ------------

           TOTAL JAPAN............................................................................     6,573,108
                                                                                                    ------------

           MALAYSIA (0.2%)
           NATURAL GAS
 120,000   Petronas Gas Berhad....................................................................       223,729
                                                                                                    ------------

           MEXICO (2.4%)
           BANKING
 120,000   Grupo Financiero Banamex Accival, S.A. de C.V. (B Shares)*.............................       227,997
                                                                                                    ------------
           BEVERAGES
 200,000   Grupo Continental, S.A. (Series CP)....................................................       643,001
  20,000   Panamerican Beverages, Inc. (Class A)..................................................       628,750
  25,000   Pepsi-Gemex S.A. de C.V. (ADR).........................................................       301,562
                                                                                                    ------------
                                                                                                       1,573,313
                                                                                                    ------------
           CONGLOMERATES
  58,000   Grupo Carso S.A. de C.V. (Series A1)...................................................       239,239
  15,000   Grupo Imsa, S.A. de C.V. (ADR).........................................................       226,875
                                                                                                    ------------
                                                                                                         466,114
                                                                                                    ------------
           STEEL
  20,000   Tubos de Acero de Mexico S.A. (ADR)*...................................................       256,250
                                                                                                    ------------
           TELECOMMUNICATIONS
   9,100   Telefonos de Mexico S.A. (Series L) (ADR)..............................................       437,369
                                                                                                    ------------

           TOTAL MEXICO...........................................................................     2,961,043
                                                                                                    ------------

           NETHERLANDS (4.8%)
           ELECTRICAL EQUIPMENT
  13,600   Philips Electronics NV.................................................................     1,140,783
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           FOOD PROCESSING
   4,500   Koninklijke Numico NV..................................................................  $    140,611
   7,000   Nutreco Holding NV.....................................................................       244,481
                                                                                                    ------------
                                                                                                         385,092
                                                                                                    ------------
           HOUSEHOLD FURNISHINGS & APPLIANCES
   8,000   Koninklijke Ahrend Groep NV............................................................       260,571
                                                                                                    ------------
           INSURANCE
  17,200   Aegon NV...............................................................................     1,493,378
  14,000   ING Groep NV...........................................................................       914,745
                                                                                                    ------------
                                                                                                       2,408,123
                                                                                                    ------------
           MEDIA
  12,000   PolyGram NV............................................................................       611,008
                                                                                                    ------------
           PUBLISHING
  18,000   Ver Ned Utigev Ver Bezit NV............................................................       652,507
                                                                                                    ------------
           RETAIL
  16,500   Koninklijke Ahold NV...................................................................       528,524
                                                                                                    ------------

           TOTAL NETHERLANDS......................................................................     5,986,608
                                                                                                    ------------

           PERU (0.2%)
           TELECOMMUNICATIONS
  10,000   Telefonica del Peru S.A. (ADR).........................................................       204,375
                                                                                                    ------------

           PHILIPPINES (0.2%)
           TELECOMMUNICATIONS
  10,000   Philippine Long Distance Telephone Co. (ADR)...........................................       226,250
                                                                                                    ------------

           PORTUGAL (1.8%)
           BUILDING MATERIALS
  22,000   Cimpor-Cimentos de Portugal, SGPS, S.A.................................................       771,367
                                                                                                    ------------
           TELECOMMUNICATIONS
  10,500   Portugal Telecom S.A. (ADR)............................................................       555,844
   5,000   Telecel-Comunicacoes Pessoais S.A.*....................................................       886,007
                                                                                                    ------------
                                                                                                       1,441,851
                                                                                                    ------------
           TOTAL PORTUGAL.........................................................................     2,213,218
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

           SINGAPORE (0.9%)
           BANKING
 100,000   Overseas Chinese Banking Corp., Ltd....................................................  $    341,246
                                                                                                    ------------
           PAPER PRODUCTS
  25,000   Asia Pulp & Paper Co., Ltd. (ADR)......................................................       281,250
                                                                                                    ------------
           REAL ESTATE
 270,000   Keppel Land Ltd........................................................................       248,368
                                                                                                    ------------
           UTILITIES - TELECOMMUNICATIONS
 155,000   Singapore Telecommunications Ltd.......................................................       220,772
                                                                                                    ------------

           TOTAL SINGAPORE........................................................................     1,091,636
                                                                                                    ------------

           SPAIN (3.1%)
           BANKING
  40,000   Banco Central Hispanoamericano S.A.....................................................     1,256,517
                                                                                                    ------------
           ELECTRIC
  28,800   Endesa S.A.............................................................................       629,719
                                                                                                    ------------
           FINANCIAL SERVICES
   2,000   Corporacion Financiera Alba............................................................       219,630
                                                                                                    ------------
           FOODS & BEVERAGES
  30,000   Centros Comerciales Pryca S.A..........................................................       555,266
                                                                                                    ------------
           LIFE INSURANCE
  12,000   Mapfre Vida Seguros....................................................................       572,471
                                                                                                    ------------
           TELECOMMUNICATIONS
   4,145   Telefonica de Espana S.A. (ADR)........................................................       576,414
                                                                                                    ------------

           TOTAL SPAIN............................................................................     3,810,017
                                                                                                    ------------

           SWEDEN (1.2%)
           BUSINESS SERVICES
   5,000   Assa Abloy AB (Series B)...............................................................       196,085
   6,000   Securitas AB
             (Series "B" Free)....................................................................       293,095
                                                                                                    ------------
                                                                                                         489,180
                                                                                                    ------------
           DRUGS & HEALTHCARE
   1,240   Lifco AB (B Shares)*...................................................................         6,049
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           MEDICAL SUPPLIES
   6,200   Getinge Industrier AB (B Shares).......................................................  $    126,420
                                                                                                    ------------
           RETAIL
   4,200   Hennes & Mauritz AB (B Shares).........................................................       267,426
                                                                                                    ------------
           TELECOMMUNICATION EQUIPMENT
  22,200   Ericsson (L.M.) Telephone Co. AB (Series "B" Free).....................................       647,060
                                                                                                    ------------
           TOTAL SWEDEN...........................................................................     1,536,135
                                                                                                    ------------

           SWITZERLAND (3.0%)
           BANKING
   3,200   Credit Suisse Group....................................................................       710,994
                                                                                                    ------------
           BUILDING MATERIALS
     250   Holderbank Financiere Glarus AG (B Shares).............................................       317,643
                                                                                                    ------------
           CONGLOMERATES
     160   ABB AG - Bearer........................................................................       235,945
                                                                                                    ------------
           FOOD PROCESSING
     500   Nestle S.A.............................................................................     1,068,466
                                                                                                    ------------
           PHARMACEUTICALS
     494   Novartis AG............................................................................       820,840
     130   Novartis AG - Bearer...................................................................       216,181
      40   Roche Holdings AG......................................................................       392,232
                                                                                                    ------------
                                                                                                       1,429,253
                                                                                                    ------------

           TOTAL SWITZERLAND......................................................................     3,762,301
                                                                                                    ------------
           UNITED KINGDOM (13.5%)
           AEROSPACE
  80,543   Rolls-Royce PLC*.......................................................................       332,406
                                                                                                    ------------
           AEROSPACE & DEFENSE
  64,232   British Aerospace PLC..................................................................       491,620
                                                                                                    ------------
           AUTO PARTS
 135,000   LucasVarity PLC........................................................................       535,768
                                                                                                    ------------
           AUTO PARTS - ORIGINAL EQUIPMENT
  56,000   BBA Group PLC..........................................................................       421,144
                                                                                                    ------------
           BANKING
  36,000   Abbey National PLC.....................................................................       639,319
  35,630   National Westminster Bank PLC..........................................................       636,313
                                                                                                    ------------
                                                                                                       1,275,632
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           BREWERS
  22,142   Bass PLC...............................................................................  $    414,632
                                                                                                    ------------
           BUILDING & CONSTRUCTION
  61,679   Blue Circle Industries PLC.............................................................       348,146
                                                                                                    ------------
           COMPUTER SOFTWARE & SERVICES
  20,000   Sage Group (The) PLC...................................................................       564,742
  72,000   SEMA Group PLC.........................................................................       846,423
                                                                                                    ------------
                                                                                                       1,411,165
                                                                                                    ------------
           ELECTRONICS & ELECTRICAL
  40,000   General Electric Co. PLC...............................................................       344,506
                                                                                                    ------------
           ENERGY
 150,000   Shell Transport & Trading Co. PLC......................................................     1,055,528
                                                                                                    ------------
           FOOD PROCESSING
  41,000   Devro PLC..............................................................................       343,205
  52,000   Unilever PLC...........................................................................       553,210
                                                                                                    ------------
                                                                                                         896,415
                                                                                                    ------------
           HOUSEHOLD PRODUCTS
  26,000   Reckitt & Colman PLC...................................................................       495,981
                                                                                                    ------------
           INSURANCE
  18,000   Britannic Assurance PLC................................................................       340,670
  36,000   Commercial Union PLC...................................................................       671,135
  71,110   Royal & Sun Alliance Insurance Group PLC...............................................       734,578
                                                                                                    ------------
                                                                                                       1,746,383
                                                                                                    ------------
           LEISURE
  13,722   Granada Group PLC......................................................................       252,153
  74,000   Rank Group PLC.........................................................................       405,970
  65,674   Tomkins PLC............................................................................       356,186
                                                                                                    ------------
                                                                                                       1,014,309
                                                                                                    ------------
           MANUFACTURING
  75,000   Vickers PLC............................................................................       272,636
                                                                                                    ------------
           MERCHANDISING
  34,000   Next PLC...............................................................................       291,979
                                                                                                    ------------
           PUBLISHING
  50,000   Reed International PLC.................................................................       451,893
                                                                                                    ------------
           RESTAURANTS
  51,000   Compass Group PLC......................................................................       585,943
                                                                                                    ------------
           RETAIL
  65,000   Sainsbury (J.) PLC.....................................................................       578,789
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           TELECOMMUNICATIONS
  60,600   British Telecommunications PLC.........................................................  $    747,774
  20,700   Esat Telecom Group PLC (ADR) (Ireland)*................................................       781,425
  61,723   Securicor PLC..........................................................................       502,265
  80,607   Vodafone Group PLC.....................................................................     1,022,205
                                                                                                    ------------
                                                                                                       3,053,669
                                                                                                    ------------
           TRANSPORTATION
  62,959   British Airways PLC....................................................................       680,822
                                                                                                    ------------
           TOTAL UNITED KINGDOM...................................................................    16,699,366
                                                                                                    ------------
           UNITED STATES (32.2%)
           AEROSPACE & DEFENSE
  13,100   General Motors Corp. (Class H)*........................................................       617,337
  12,500   Honeywell, Inc.........................................................................     1,044,531
  38,300   Loral Space & Communications Ltd.*.....................................................     1,081,975
   7,367   Raytheon Co. (Class A).................................................................       424,523
                                                                                                    ------------
                                                                                                       3,168,366
                                                                                                    ------------
           ALUMINUM
  12,200   Aluminum Co. of America................................................................       804,437
                                                                                                    ------------
           APPLIANCES & HOUSEHOLD DURABLES
  24,400   Maytag Corp............................................................................     1,204,750
                                                                                                    ------------
           AUTOMOTIVE
  24,100   Chrysler Corp..........................................................................     1,358,637
  18,500   Ford Motor Co..........................................................................     1,091,500
                                                                                                    ------------
                                                                                                       2,450,137
                                                                                                    ------------
           BANKING
  26,200   First Tennessee National Corp..........................................................       825,300
                                                                                                    ------------
           BEVERAGES - SOFT DRINKS
  24,100   PepsiCo, Inc...........................................................................       992,619
                                                                                                    ------------
           CHEMICALS
   8,700   Dow Chemical Co........................................................................       841,181
  28,000   Georgia Gulf Corp......................................................................       638,750
  20,200   Monsanto Co............................................................................     1,128,675
                                                                                                    ------------
                                                                                                       2,608,606
                                                                                                    ------------
           COMMUNICATIONS - EQUIPMENT & SOFTWARE
  15,450   Cisco Systems, Inc.*...................................................................     1,422,366
                                                                                                    ------------

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           COMPUTERS
  18,500   Diebold, Inc...........................................................................  $    534,187
  28,400   Gateway 2000, Inc.*....................................................................     1,437,750
  13,600   Hewlett-Packard Co.....................................................................       814,300
  22,100   Sun Microsystems, Inc.*................................................................       959,969
                                                                                                    ------------
                                                                                                       3,746,206
                                                                                                    ------------
           FINANCIAL SERVICES
  10,000   American Express Co....................................................................     1,140,000
   4,848   Associates First Capital Corp. (Class A)...............................................       372,690
  16,100   Fannie Mae.............................................................................       978,075
  16,100   Travelers Group, Inc...................................................................       976,063
                                                                                                    ------------
                                                                                                       3,466,828
                                                                                                    ------------
           FOODS & BEVERAGES
  11,000   General Mills, Inc.....................................................................       752,125
                                                                                                    ------------
           FOREST & PAPER PRODUCTS
  18,300   Champion International Corp............................................................       900,131
                                                                                                    ------------
           HOUSEHOLD PRODUCTS
  12,300   Colgate-Palmolive Co...................................................................     1,082,400
                                                                                                    ------------
           MEDICAL SERVICES
  38,200   HBO & Co...............................................................................     1,346,550
                                                                                                    ------------
           OIL - DOMESTIC
  11,300   Atlantic Richfield Co..................................................................       882,813
                                                                                                    ------------
           OIL INTEGRATED - INTERNATIONAL
  11,100   Chevron Corp...........................................................................       921,994
  13,900   Exxon Corp.............................................................................       991,244
  11,700   Mobil Corp.............................................................................       896,513
                                                                                                    ------------
                                                                                                       2,809,751
                                                                                                    ------------
           OIL WELL EQUIPMENT & SERVICE
  16,800   Diamond Offshore Drilling, Inc.........................................................       672,000
  10,100   Schlumberger Ltd.......................................................................       689,956
                                                                                                    ------------
                                                                                                       1,361,956
                                                                                                    ------------
           PHARMACEUTICALS
  25,600   Abbott Laboratories....................................................................     1,046,400
  22,800   American Home Products Corp............................................................     1,179,900
                                                                                                    ------------
                                                                                                       2,226,300
                                                                                                    ------------
           RECREATION
   9,300   Walt Disney Co.........................................................................       977,081
                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
           RETAIL - SPECIALTY
  25,100   Bed Bath & Beyond, Inc.*...............................................................  $  1,300,494
  34,500   Pep Boys-Manny, Moe & Jack.............................................................       653,344
                                                                                                    ------------
                                                                                                       1,953,838
                                                                                                    ------------
           RETAIL - SPECIALTY APPAREL
  22,800   Gap, Inc...............................................................................     1,405,050
                                                                                                    ------------
           SAVINGS & LOAN ASSOCIATIONS
  13,500   Ahmanson (H.F.) & Co...................................................................       958,500
   9,300   Golden West Financial Corp.............................................................       988,706
                                                                                                    ------------
                                                                                                       1,947,206
                                                                                                    ------------
           SEMICONDUCTORS
  11,600   Intel Corp.............................................................................       859,125
                                                                                                    ------------
           STEEL
  17,300   Nucor Corp.............................................................................       795,800
                                                                                                    ------------
           TOTAL UNITED STATES....................................................................    39,989,741
                                                                                                    ------------
           TOTAL COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS
           (IDENTIFIED COST $94,517,976)..........................................................   115,581,624
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
           SHORT-TERM INVESTMENTS (6.8%)
           U.S. GOVERNMENT AGENCY (a) (4.0%)
$  5,000   Federal National Mortgage Assoc. 5.44% due 07/06/98 (AMORTIZED COST $4,996,111)........     4,996,111
                                                                                                    ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (2.8%)
$  3,468   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $3,468,961) (b)
             (IDENTIFIED COST $3,468,431).........................................................  $  3,468,431
                                                                                                    ------------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $8,464,542)...........................................................     8,464,542
                                                                                                    ------------

TOTAL INVESTMENTS
(IDENTIFIED COST $102,982,518) (C)........................................................  100.0 %   124,046,166

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS............................................   (0.0)        (40,901)
                                                                                            ------  -------------

NET ASSETS................................................................................  100.0 % $ 124,005,265
                                                                                            ------  -------------
                                                                                            ------  -------------

---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $2,271,013 U.S. Treasury Note 6.0% due 07/31/02 valued at $2,363,313 and $1,132,815 U.S. Treasury Note 6.125% due 07/31/00 valued at
     $1,174,486.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $27,247,616 and the aggregate gross unrealized depreciation is $6,183,968, resulting in net unrealized appreciation of $21,063,648.

                       SEE NOTES TO FINANCIAL STATEMENTS

GLOBAL EQUITY
SUMMARY OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Aerospace.........................................................................  $    332,406        0.3 %
Aerospace & Defense...............................................................     3,659,986        3.0
Aluminum..........................................................................       804,437        0.6
Apparel...........................................................................       955,953        0.8
Appliances & Household Durables...................................................     1,204,750        1.0
Auto Parts........................................................................       535,768        0.4
Auto Parts - Original Equipment...................................................       421,144        0.3
Automotive........................................................................     7,345,963        5.9
Banking...........................................................................     8,203,312        6.6
Beverages.........................................................................     1,573,313        1.3
Beverages - Soft Drinks...........................................................       992,619        0.8
Brewers...........................................................................       414,632        0.3
Brewery...........................................................................     1,332,446        1.1
Broadcast Media...................................................................       465,633        0.4
Building & Construction...........................................................       572,426        0.5
Building Materials................................................................     1,089,010        0.9
Business Services.................................................................       777,309        0.6
Chemicals.........................................................................     3,094,123        2.5
Chemicals - Diversified...........................................................     1,345,048        1.1
Communications - Equipment & Software.............................................     1,422,366        1.1
Computer Software & Services......................................................     1,976,406        1.6
Computers.........................................................................     4,061,314        3.3
Conglomerates.....................................................................     1,098,044        0.9
Drugs.............................................................................       835,294        0.7
Drugs & Healthcare................................................................       316,186        0.3
Electric..........................................................................       976,594        0.8
Electrical Equipment..............................................................     2,075,283        1.7
Electronics.......................................................................     2,023,016        1.6
Electronics & Electrical..........................................................       344,506        0.3
Electronics - Semiconductors/
  Components......................................................................       512,590        0.4
Energy............................................................................     2,668,753        2.2
Financial Services................................................................     4,847,197        3.9
Food Processing...................................................................     3,092,278        2.5
Foods & Beverages.................................................................     1,687,184        1.4
Forest & Paper Products...........................................................       900,131        0.7
Household Furnishings & Appliances................................................       260,571        0.2
Household Products................................................................     1,578,381        1.3
Insurance.........................................................................     5,388,931        4.3
International Trade...............................................................       464,029        0.4
Leisure...........................................................................     1,991,617        1.6

                                                                                                  PERCENT OF
INDUSTRY                                                                               VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Life Insurance....................................................................  $  1,273,915        1.0 %
Machinery.........................................................................       268,252        0.2
Manufacturing.....................................................................       272,636        0.2
Media.............................................................................       611,008        0.5
Medical Services..................................................................     1,346,550        1.1
Medical Supplies..................................................................       126,420        0.1
Merchandising.....................................................................       291,979        0.2
Natural Gas.......................................................................       526,959        0.4
Oil - Domestic....................................................................       882,813        0.7
Oil Integrated - International....................................................     2,809,751        2.3
Oil Related.......................................................................       648,568        0.5
Oil Well Equipment & Service......................................................     1,361,956        1.1
Paper Products....................................................................       281,250        0.2
Pharmaceuticals...................................................................     4,902,430        3.9
Publishing........................................................................     1,104,400        0.9
Real Estate.......................................................................     1,086,490        0.9
Recreation........................................................................       977,081        0.8
Repurchase Agreement..............................................................     3,468,431        2.8
Restaurants.......................................................................       585,943        0.5
Retail............................................................................     1,979,146        1.6
Retail - Specialty................................................................     1,953,838        1.6
Retail - Specialty Apparel........................................................     1,405,050        1.1
Savings & Loan Associations.......................................................     1,947,206        1.6
Semiconductors....................................................................       859,125        0.7
Steel.............................................................................     1,052,050        0.8
Telecommunication Equipment.......................................................     1,372,685        1.1
Telecommunications................................................................     9,479,581        7.6
Tire & Rubber Goods...............................................................       707,914        0.6
Transportation....................................................................     1,044,409        0.8
U.S. Government Agency............................................................     4,996,111        4.0
Utilities - Electric..............................................................       560,498        0.4
Utilities - Telecommunications....................................................       220,772        0.2
                                                                                    ------------     -----
                                                                                    $124,046,166      100.0 %
                                                                                    ------------     -----
                                                                                    ------------     -----

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                     VALUE      NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks.....................................................................  $114,324,113       92.2 %
Preferred Stocks..................................................................     1,252,558        1.0
Rights & Warrants.................................................................         4,953        0.0
Short-Term Investments............................................................     8,464,542        6.8
                                                                                    ------------     -----
                                                                                    $124,046,166      100.0 %
                                                                                    ------------     -----
                                                                                    ------------     -----

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           COMMON STOCKS (91.5%)
           ADVERTISING (0.5%)
  23,000   CKS Group, Inc.*........................................................................  $   411,125
                                                                                                     -----------
           AEROSPACE & DEFENSE (0.4%)
  22,600   Howmet International, Inc.*.............................................................      339,000
                                                                                                     -----------
           AIRLINES (0.9%)
   5,000   Atlantic Coast Airlines Holdings*.......................................................      148,750
  18,150   Midwest Express Holdings, Inc.*.........................................................      656,803
                                                                                                     -----------
                                                                                                         805,553
                                                                                                     -----------
           APPAREL (0.6%)
  28,700   Quiksilver, Inc.*.......................................................................      572,206
                                                                                                     -----------
           AUTO RELATED (0.4%)
   7,300   Tower Automotive, Inc.*.................................................................      312,987
                                                                                                     -----------
           BIOTECHNOLOGY (2.8%)
   7,500   Arterial Vascular Engineering, Inc.*....................................................      267,656
  22,500   ArthroCare Corp.*.......................................................................      376,875
  19,000   BioChem Pharma Inc. (Canada)*...........................................................      501,125
  12,500   Gilead Sciences, Inc.*..................................................................      400,000
  24,900   Medco Research, Inc.*...................................................................      634,950
  10,600   PathoGenesis Corp.*.....................................................................      307,400
                                                                                                     -----------
                                                                                                       2,488,006
                                                                                                     -----------
           BROADCAST MEDIA (0.9%)
  10,000   Boron, LePore & Associates, Inc.*.......................................................      378,750
   9,500   SFX Entertainment, Inc. (Class A)*......................................................      435,219
                                                                                                     -----------
                                                                                                         813,969
                                                                                                     -----------
           BROKERAGE (1.5%)
   7,633   Legg Mason, Inc.........................................................................      439,375
  12,000   McDonald & Co. Investments, Inc.........................................................      393,750
  18,750   Morgan Keegan, Inc......................................................................      485,156
                                                                                                     -----------
                                                                                                       1,318,281
                                                                                                     -----------
           BUSINESS SERVICES (7.2%)
  15,874   American Management Systems, Inc.*......................................................      474,236
  14,700   CheckFree Holdings Corp.*...............................................................      432,731
  22,000   Concord EFS, Inc.*......................................................................      572,000
   8,000   DST Systems, Inc.*......................................................................      448,000
  15,500   Hagler Bailly, Inc.*....................................................................      399,125

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  26,000   LCC International, Inc. (Class A)*......................................................  $   476,125
  22,550   Metzler Group, Inc.*....................................................................      825,894
  28,500   Pegasus Systems, Inc.*..................................................................      726,750
  17,500   Saville Systems Ireland PLC (ADR) (Ireland)*............................................      872,812
  20,000   The BISYS Group, Inc.*..................................................................      820,000
  39,500   Vestcom International, Inc.*............................................................      355,500
                                                                                                     -----------
                                                                                                       6,403,173
                                                                                                     -----------
           COMMERCIAL SERVICES (4.4%)
   7,500   Abacus Direct Corp.*....................................................................      389,531
  11,600   Charles River Associates Inc.*..........................................................      290,000
  20,000   HA-LO Industries, Inc.*.................................................................      622,500
  13,000   Iron Mountain, Inc.*....................................................................      572,000
  17,100   Lason, Inc.*............................................................................      925,537
  40,000   LECG, Inc.*.............................................................................      600,000
  16,425   Steiner Leisure Ltd.*...................................................................      496,856
                                                                                                     -----------
                                                                                                       3,896,424
                                                                                                     -----------
           COMPUTER SOFTWARE (8.0%)
  21,000   AXENT Technologies, Inc.*...............................................................      641,812
  16,000   BEA Systems, Inc.*......................................................................      366,000
  25,900   BroadVision, Inc.*......................................................................      615,125
  20,600   Business Objects S.A. (ADR) (France)*...................................................      347,625
  10,000   Cerner Corp.*...........................................................................      283,125
  10,000   Check Point Software Technologies Ltd. (Israel)*........................................      327,500
  15,000   Electronics for Imaging, Inc.*..........................................................      315,937
   6,000   Intuit Inc.*............................................................................      367,500
  19,000   Learning Company, Inc.*.................................................................      562,875
  10,000   Manugistics Group, Inc.*................................................................      247,500
  40,000   Novell, Inc.*...........................................................................      510,000
  12,000   Peregrine Systems, Inc.*................................................................      342,000
  23,000   Rational Software Corp.*................................................................      350,750
  22,000   Segue Software, Inc.*...................................................................      343,750
  30,000   Software AG Systems, Inc.*..............................................................      877,500
   7,000   Systems & Computer Technology Corp.*....................................................      188,125
  11,100   VERTAS Software Corp.*..................................................................      458,569
                                                                                                     -----------
                                                                                                       7,145,693
                                                                                                     -----------
           COMPUTER SOFTWARE & SERVICES (9.0%)
   8,333   Aspen Technology, Inc.*.................................................................      420,816
  19,000   Avant! Corp.*...........................................................................      469,062
  25,000   CACI International Inc. (Class A)*......................................................      526,562
  20,000   CCC Information Services Group, Inc.*...................................................      332,500

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   2,000   Citrix Systems, Inc.*...................................................................  $   136,750
  11,000   Dendrite International, Inc.*...........................................................      409,750
  20,000   Information Management Resources, Inc.*.................................................      676,250
  13,200   J.D. Edwards & Co.*.....................................................................      565,950
   7,500   JDA Software Group, Inc.*...............................................................      328,125
  10,900   Keane, Inc.*............................................................................      610,400
  30,100   MAPICS, Inc.*...........................................................................      592,594
  19,400   New Era of Networks, Inc.*..............................................................      591,700
  14,940   Safeguard Scientifics, Inc.*............................................................      622,811
  30,800   Summit Design, Inc.*....................................................................      452,375
  15,600   Technology Solutions Co.*...............................................................      494,325
  10,000   VeriSign, Inc.*.........................................................................      372,500
   7,500   Visio Corp.*............................................................................      358,125
                                                                                                     -----------
                                                                                                       7,960,595
                                                                                                     -----------
           COMPUTERS - PERIPHERAL EQUIPMENT (1.5%)
  10,000   ATL Ultrasound, Inc.*...................................................................      451,250
  15,000   Hutchinson Technology Inc.*.............................................................      408,750
   8,500   Hypercom Corp.*.........................................................................       90,312
   6,100   SCM Microsystems, Inc.*.................................................................      380,487
                                                                                                     -----------
                                                                                                       1,330,799
                                                                                                     -----------
           CONSUMER SERVICES (0.4%)
  16,735   Coinmach Laundry Corp.*.................................................................      391,181
                                                                                                     -----------
           DRUGS (0.2%)
   5,000   Medicis Pharmaceutical Corp. (Class A)*.................................................      181,250
                                                                                                     -----------
           EDUCATION (1.4%)
  16,000   Education Management Corp.*.............................................................      526,000
  15,000   School Specialty, Inc.*.................................................................      245,625
  15,000   Sylvan Learning Systems, Inc.*..........................................................      491,250
                                                                                                     -----------
                                                                                                       1,262,875
                                                                                                     -----------
           ELECTRICAL EQUIPMENT (2.5%)
  17,266   AFC Cable Systems, Inc.*................................................................      612,943
  24,900   EFTC Corp.*.............................................................................      323,700
   7,100   Micrel, Inc.*...........................................................................      230,750
  23,000   National Computer Systems, Inc..........................................................      549,125
   6,500   Pittway Corp. (Class A).................................................................      480,187
                                                                                                     -----------
                                                                                                       2,196,705
                                                                                                     -----------
           ENTERTAINMENT & LEISURE TIME (2.1%)
  20,000   Cinar Films, Inc. (Class B) (Canada)*...................................................      370,000
   5,000   Medialink Worldwide Inc.*...............................................................      103,750
  20,000   Oakley, Inc.*...........................................................................      260,000
  12,500   Pinnacle Systems, Inc.*.................................................................      398,437

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  26,000   Royal Olympic Cruise Lines Inc.*........................................................  $   260,000
  16,600   T-HQ, Inc.*.............................................................................      506,300
                                                                                                     -----------
                                                                                                       1,898,487
                                                                                                     -----------
           ENVIRONMENTAL (0.6%)
  38,000   ITEQ, Inc.*.............................................................................      277,875
  16,800   TETRA Technologies, Inc.*...............................................................      277,200
                                                                                                     -----------
                                                                                                         555,075
                                                                                                     -----------
           FINANCE (1.0%)
   7,000   FINOVA Group, Inc.......................................................................      396,375
   4,000   HealthCare Financial Partners, Inc.*....................................................      245,000
  36,000   Medaphis Corp.*.........................................................................      216,000
                                                                                                     -----------
                                                                                                         857,375
                                                                                                     -----------
           FINANCIAL SERVICES (0.9%)
  10,000   Allied Capital Corp.....................................................................      245,000
  13,700   Headlands Mortgage Co.*.................................................................      256,875
  20,000   Southern Pacific Funding Corp.*.........................................................      313,750
                                                                                                     -----------
                                                                                                         815,625
                                                                                                     -----------
           FOOD PROCESSING (0.4%)
  11,000   Smithfield Foods, Inc.*.................................................................      331,375
                                                                                                     -----------
           FOOD WHOLESALERS (1.2%)
  10,000   Aurora Foods Inc.*......................................................................      211,250
   9,300   Earthgrains Co..........................................................................      519,637
  17,000   Ralcorp Holdings, Inc.*.................................................................      320,875
                                                                                                     -----------
                                                                                                       1,051,762
                                                                                                     -----------
           FOREST PRODUCTS, PAPER & PACKING (0.4%)
  16,000   Buckeye Technologies Inc.*..............................................................      377,000
                                                                                                     -----------
           HEALTHCARE SERVICES (2.0%)
   8,000   Access Health, Inc.*....................................................................      204,000
  20,000   Atria Communities, Inc.*................................................................      343,750
   6,000   Integrated Health Services, Inc.........................................................      225,000
  20,000   MedPartners, Inc.*......................................................................      160,000
  20,000   PhyCor, Inc.*...........................................................................      330,000
  14,000   Trigon Healthcare, Inc.*................................................................      506,625
                                                                                                     -----------
                                                                                                       1,769,375
                                                                                                     -----------
           HOME BUILDING (0.8%)
  10,000   Crossmann Communities, Inc.*............................................................      303,750
  20,000   D.R. Horton, Inc........................................................................      417,500
                                                                                                     -----------
                                                                                                         721,250
                                                                                                     -----------
           HOTELS/MOTELS (0.0%)
   4,000   U.S. Franchise Systems, Inc. (Class A)*.................................................       32,250
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
           INSURANCE (2.2%)
   6,000   CMAC Investment Corp....................................................................  $   369,000
   7,282   Delphi Financial Group, Inc. (Class A)*.................................................      410,068
  17,000   ESG Re Ltd..............................................................................      367,625
   5,600   Executive Risk, Inc.....................................................................      413,000
   7,500   Fremont General Corp....................................................................      406,406
                                                                                                     -----------
                                                                                                       1,966,099
                                                                                                     -----------
           INTERNET (1.1%)
   4,000   Excite, Inc.*...........................................................................      374,000
   7,500   Lycos, Inc.*............................................................................      564,844
                                                                                                     -----------
                                                                                                         938,844
                                                                                                     -----------
           MACHINERY & MACHINE TOOLS (0.2%)
  11,000   Citation Corp.*.........................................................................      219,312
                                                                                                     -----------
           MEDIA GROUP (1.6%)
  10,000   Jacor Communications, Inc.*.............................................................      590,000
  30,000   Outdoor Systems, Inc.*..................................................................      840,000
                                                                                                     -----------
                                                                                                       1,430,000
                                                                                                     -----------
           MEDICAL EQUIPMENT (1.3%)
  10,000   Inhale Therapeutic Systems*.............................................................      247,500
  21,100   Millennium Pharmaceuticals, Inc.*.......................................................      298,037
  45,100   Orthofix International N.V.*............................................................      580,662
                                                                                                     -----------
                                                                                                       1,126,199
                                                                                                     -----------
           MEDICAL PRODUCTS & SUPPLIES (2.7%)
  11,000   Bard (C.R.), Inc........................................................................      418,687
  25,000   Cytyc Corp.*............................................................................      407,812
  15,700   Horizon Medical Products, Inc.*.........................................................      141,300
  11,500   Osteotech, Inc.*........................................................................      201,250
  12,000   STERIS Corp.*...........................................................................      761,250
  15,500   Xomed Surgical Products, Inc.*..........................................................      476,625
                                                                                                     -----------
                                                                                                       2,406,924
                                                                                                     -----------
           MEDICAL SERVICES (0.9%)
  25,000   Oxford Health Plans, Inc.*..............................................................      382,813
  11,333   Total Renal Care Holdings, Inc.*........................................................      390,989
                                                                                                     -----------
                                                                                                         773,802
                                                                                                     -----------
           OFFICE EQUIPMENT & SUPPLIES (1.3%)
   7,000   Consolidated Graphics, Inc.*............................................................      413,000
  34,400   Mail-Well, Inc.*........................................................................      746,050
                                                                                                     -----------
                                                                                                       1,159,050
                                                                                                     -----------
           OIL & GAS DRILLING (2.0%)
   7,500   Cliffs Drilling Co.*....................................................................      246,094
  13,000   Dril-Quip, Inc.*........................................................................      341,250

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
   8,500   Stolt Comex Seaway, S.A. (ADR) (United Kingdom)*........................................  $   146,625
  17,000   Stolt Comex Seaway, S.A. (United Kingdom)*..............................................      327,250
  14,000   Tuboscope Inc.*.........................................................................      276,500
   8,100   Veritas DGC Inc.*.......................................................................      404,494
                                                                                                     -----------
                                                                                                       1,742,213
                                                                                                     -----------
           OIL - EXPLORATION & PRODUCTION (0.9%)
  25,175   Basin Exploration, Inc.*................................................................      443,709
  16,000   Energen Corp............................................................................      322,000
                                                                                                     -----------
                                                                                                         765,709
                                                                                                     -----------
           PERSONAL PRODUCTS (0.7%)
  15,000   Twinlab Corp.*..........................................................................      655,313
                                                                                                     -----------
           PHARMACEUTICALS (0.1%)
   2,100   Schein Pharmaceutical, Inc.*............................................................       55,913
                                                                                                     -----------
           PUBLISHING (0.3%)
  17,000   CMP Media Inc. (Class A)*...............................................................      289,000
                                                                                                     -----------
           REAL ESTATE INVESTMENT TRUST (1.1%)
  15,565   Golf Trust of America, Inc..............................................................      535,047
  11,400   OMEGA Healthcare Investors, Inc.........................................................      400,425
                                                                                                     -----------
                                                                                                         935,472
                                                                                                     -----------
           RECREATION (0.1%)
   8,600   American Skiing Co.*....................................................................      111,800
                                                                                                     -----------
           RESTAURANTS (0.5%)
  14,500   Friendly Ice Cream Corp.*...............................................................      242,875
  10,000   Triarc Co., Inc.*.......................................................................      219,375
                                                                                                     -----------
                                                                                                         462,250
                                                                                                     -----------
           RETAIL - DEPARTMENT STORES (0.5%)
  17,500   Elder-Beerman Stores Corp.*.............................................................      467,031
                                                                                                     -----------
           RETAIL - GENERAL MERCHANDISE (0.8%)
  11,300   Cost Plus, Inc.*........................................................................      336,175
  12,200   Linens 'N Things, Inc.*.................................................................      372,863
                                                                                                     -----------
                                                                                                         709,038
                                                                                                     -----------
           RETAIL - SPECIALTY (7.6%)
  25,900   1-800 CONTACTS, Inc.*...................................................................      391,738
  30,000   Baker (J.), Inc.........................................................................      345,000
  17,500   Burlington Coat Factory Warehouse Corp..................................................      393,750
  25,000   Corporate Express, Inc.*................................................................      315,625
  15,100   Finish Line, Inc. (Class A)*............................................................      422,800
  24,300   Fossil, Inc.*...........................................................................      604,463
  28,775   Garden Ridge Corp.*.....................................................................      557,516
  15,000   Genesco Inc.*...........................................................................      244,688
  15,200   Goody's Family Clothing, Inc.*..........................................................      829,350
  15,900   Guitar Center, Inc.*....................................................................      478,988
  24,700   Micro Warehouse, Inc.*..................................................................      379,763
  32,700   PETsMART, Inc.*.........................................................................      325,978

                       SEE NOTES TO FINANCIAL STATEMENTS

DEVELOPING GROWTH
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                                                 VALUE
----------------------------------------------------------------------------------------------------------------
  10,100   Schein (Henry), Inc.*...................................................................  $   462,075
  24,100   Sunglass Hut International, Inc.*.......................................................      265,100
  10,000   Watsco, Inc.............................................................................      351,875
  11,000   White Cap Industries, Inc.*.............................................................      195,250
  10,000   Wolverine World Wide, Inc...............................................................      216,875
                                                                                                     -----------
                                                                                                       6,780,834
                                                                                                     -----------
           SEMICONDUCTORS (1.5%)
  44,300   Aeroflex Inc.*..........................................................................      459,613
  29,400   Vitesse Semiconductor Corp.*............................................................      907,725
                                                                                                     -----------
                                                                                                       1,367,338
                                                                                                     -----------
           TELECOMMUNICATION EQUIPMENT (3.6%)
  30,300   ANTEC Corp.*............................................................................      702,581
  15,000   Aspect Telecommunications Corp.*........................................................      410,625
  28,600   Boston Communications Group, Inc.*......................................................      246,675
  20,200   FORE Systems, Inc.*.....................................................................      534,038
  15,000   GeoTel Communications Corp.*............................................................      605,625
  63,700   International FiberCom, Inc.*...........................................................      553,394
  10,200   SmarTalk TeleServices, Inc.*............................................................      144,075
                                                                                                     -----------
                                                                                                       3,197,013
                                                                                                     -----------
           TELECOMMUNICATIONS (6.6%)
  10,782   CFW Communications Co...................................................................      250,682
  10,000   Dycom Industries, Inc.*.................................................................      337,500
  22,000   e. Spire Communications, Inc.*..........................................................      496,375
   8,900   ICG Communications, Inc.*...............................................................      324,850
  15,000   ITC DeltaCom, Inc.*.....................................................................      640,313
  10,100   IXC Communications, Inc.*...............................................................      487,325
   9,900   McLeodUSA, Inc. (Class A)*..............................................................      384,863
  20,000   Metromedia Fiber Network, Inc. (Class A)*...............................................      927,500
  20,000   MetroNet Communications Corp. (Class B) (Canada)*.......................................      560,000
  18,000   NEXTLINK Communications, Inc. (Class A)*................................................      680,625
  15,000   SkyTel Communications Inc.*.............................................................      350,625
  10,000   WinStar Communications, Inc.*...........................................................      429,375
                                                                                                     -----------
                                                                                                       5,870,033
                                                                                                     -----------
           TRANSPORTATION (0.4%)
  10,000   Aviation Sales Co.*.....................................................................      396,250
                                                                                                     -----------
           UTILITIES - ELECTRIC (0.4%)
  12,000   CalEnergy Co., Inc.*....................................................................      360,750
                                                                                                     -----------
           WIRELESS COMMUNICATION (1.1%)
  34,300   Clearnet Communications Inc. (Class A) (Canada)*........................................      373,013
  31,250   Vanguard Cellular Systems, Inc. (Class A)*..............................................      587,891
                                                                                                     -----------
                                                                                                         960,904
                                                                                                     -----------

           TOTAL COMMON STOCKS
           (IDENTIFIED COST $65,696,102)...........................................................   81,386,487
                                                                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                                                               VALUE
----------------------------------------------------------------------------------------------------------------
           SHORT-TERM INVESTMENTS (9.0%)
           U.S. GOVERNMENT AGENCY (a) (8.4%)
$  7,500   Federal Home Loan Mortgage Corp. 5.85% due 07/01/98 (AMORTIZED COST $7,500,000).........  $ 7,500,000
                                                                                                     -----------

           REPURCHASE AGREEMENT (0.6%)
     494   The Bank of New York 5.50% due 07/01/98 (dated 06/30/98; proceeds $493,838) (b)
             (IDENTIFIED COST $493,763)............................................................      493,763
                                                                                                     -----------

           TOTAL SHORT-TERM INVESTMENTS
           (IDENTIFIED COST $7,993,763)............................................................    7,993,763
                                                                                                     -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $73,689,865) (C)..........................................................  100.5 %   89,380,250

LIABILITIES IN EXCESS OF OTHER ASSETS......................................................   (0.5)      (455,556)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 88,924,694
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

ADR  American Depository Receipt.
 *   Non-income producing security.
(a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b) Collateralized by $238,215 U.S. Treasury Bill 0.00% due 11/27/98 valued at $233,237 and $264,797 U.S. Treasury Note 6.25% due 03/31/99 valued at
     $270,401.
(c) The aggregate cost for federal income tax purposes approximates indentified cost. The aggregate gross unrealized appreciation is $18,622,129 and the aggregate gross unrealized depreciation is $2,931,744, resulting in net unrealized appreciation of $15,690,385.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS (85.4%)
            ARGENTINA (5.3%)
            BANKING
     7,627  Banco de Galicia y Buenos Aires S.A. de C.V. (Class B) (ADR)...........................  $   138,239
                                                                                                     -----------
            MULTI-INDUSTRY
    23,402  Perez Companc S.A. (Class B)...........................................................      117,496
                                                                                                     -----------
            OIL & GAS
     7,175  Yacimentos Petroliferos Fiscales S.A. (ADR)............................................      215,698
                                                                                                     -----------
            STEEL
    36,485  Siderca S.A. (Class A).................................................................       62,034
                                                                                                     -----------
            TELECOMMUNICATIONS
     5,380  Telecom Argentina Stet - France Telecom S.A. (Class B) (ADR)...........................      160,391
     6,230  Telefonica de Argentina S.A. (ADR).....................................................      202,086
                                                                                                     -----------
                                                                                                         362,477
                                                                                                     -----------
            TOTAL ARGENTINA........................................................................      895,944
                                                                                                     -----------
            BRAZIL (12.3%)
            BREWERY
   135,000  Companhia Cervejaria Brahma (Pref.) *..................................................       84,047
                                                                                                     -----------
            ELECTRIC POWER
   222,000  Light Servicos de Eletricidade S.A.....................................................       68,145
                                                                                                     -----------
            METALS & MINING
     5,000  Companhia Vale do Rio Doce S.A. (Debentures)...........................................           --
     4,650  Companhia Vale do Rio Doce S.A. (Pref.)................................................       92,477
                                                                                                     -----------
                                                                                                          92,477
                                                                                                     -----------
            MULTI-INDUSTRY
   174,000  Itausa - Investmentos Itau S.A. (Pref.)................................................      109,831
                                                                                                     -----------
            OIL & GAS
   854,000  Petroleo Brasileiro S.A. (Pref.).......................................................      158,764
                                                                                                     -----------

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS
    10,212  Telecomunicacoes Brasileiras S.A. (ADR)................................................  $ 1,115,023
   950,000  Telecomunicacoes Brasileiras S.A.......................................................       75,573
    13,285  Telecomunicacoes de Sao Paulo S.A.*....................................................        2,009
       624  Telecomunicacoes de Sao Paulo S.A. (Rights)............................................           10
    13,285  Telesp Celular S.A.*...................................................................          563
                                                                                                     -----------
                                                                                                       1,193,178
                                                                                                     -----------
            TEXTILES
    30,000  Empresa Nacional de Comercio Redito e Participacoes S.A. (Pref.).......................           75
                                                                                                     -----------
            UTILITIES - ELECTRIC
 1,720,000  Centrais Electricas Brasileiras S.A. (Pref.)...........................................       51,756
 1,720,000  Centrais Geradoras do Sul do Brasil S.A................................................        2,484
    10,702  Companhia Energetica de Minas Gerais S.A. (Pref.) (ADR)................................      333,769
                                                                                                     -----------
                                                                                                         388,009
                                                                                                     -----------

            TOTAL BRAZIL...........................................................................    2,094,526
                                                                                                     -----------

            CHILE (3.1%)
            FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
     8,140  Embotelladora Andina S.A. (Series A) (ADR).............................................      142,450
     3,540  Embotelladora Andina S.A. (Series B) (ADR).............................................       55,313
     2,600  Vina Concha Y Toro (ADR)...............................................................       74,100
                                                                                                     -----------
                                                                                                         271,863
                                                                                                     -----------
            PHARMACEUTICALS
     5,170  Laboratorio Chile S.A. (ADR)...........................................................       74,319
                                                                                                     -----------
            TELECOMMUNICATIONS
     3,008  Cia de Telecomunicaciones de Chile S.A. (ADR)..........................................       61,100
                                                                                                     -----------
            UTILITIES - GAS
     5,800  Chilectra S.A. (ADR) - 144A**..........................................................      122,165
                                                                                                     -----------

            TOTAL CHILE............................................................................      529,447
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            CHINA (0.6%)
            ELECTRIC
   347,000  Beijing Datang Power Generation Co., Ltd...............................................  $    97,428
                                                                                                     -----------

            COLOMBIA (2.1%)
            BANKING
    32,100  Bancolombia S.A. (ADR).................................................................      351,094
                                                                                                     -----------
            EGYPT (0.9%)
            BANKING
     4,825  Commercial International Bank (GDR)* - 144A**..........................................       52,351
                                                                                                     -----------
            MANUFACTURING
     5,200  Suez Cement Co. (GDR) - 144A**.........................................................       94,380
                                                                                                     -----------

            TOTAL EGYPT............................................................................      146,731
                                                                                                     -----------

            GREECE (6.2%)
            BANKING
     2,900  Alpha Credit Bank......................................................................      234,766
     2,900  Alpha Credit Bank (Rights).............................................................        4,934
     1,200  National Bank of Greece S.A............................................................      153,564
                                                                                                     -----------
                                                                                                         393,264
                                                                                                     -----------
            BUILDING & CONSTRUCTION
     3,600  Titan Cement Co. S.A...................................................................      235,191
                                                                                                     -----------
            OIL - INTEGRATED
     6,000  Hellenic Petroleum S.A.*...............................................................       48,937
                                                                                                     -----------
            TELEPHONES
    14,444  Hellenic Telecommunication Organization S.A............................................      369,776
                                                                                                     -----------

            TOTAL GREECE...........................................................................    1,047,168
                                                                                                     -----------

            HONG KONG (1.5%)
            COMPUTERS
   134,000  Legend Holdings Ltd....................................................................       40,218
                                                                                                     -----------
            MANUFACTURING
    21,000  Shanghai Industrial Holdings Ltd.......................................................       49,474
                                                                                                     -----------
            TELECOMMUNICATIONS
    98,000  China Telecom Ltd.*....................................................................      170,154
                                                                                                     -----------
            TOTAL HONG KONG........................................................................      259,846
                                                                                                     -----------

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------

            HUNGARY (2.6%)
            OIL - EXPLORATION & PRODUCTION
     7,100  MOL Magyar Olaj-es Gazipari RT (GDR) - 144A**..........................................  $   191,700
                                                                                                     -----------
            PHARMACEUTICALS
       980  Gedeon Richter RT (GDR)* - 144A**......................................................       78,400
                                                                                                     -----------
            TELECOMMUNICATIONS
     6,000  Magyar Tavkozlesi RT (ADR).............................................................      176,625
                                                                                                     -----------

            TOTAL HUNGARY..........................................................................      446,725
                                                                                                     -----------

            INDIA (1.2%)
            TELECOMMUNICATIONS
     7,900  Mahanagar Telephone Nigam Ltd. (GDR)* 144**............................................       82,753
    12,100  Videsh Sanchar Nigam Ltd. (GDR)*.......................................................      129,470
                                                                                                     -----------

            TOTAL INDIA............................................................................      212,223
                                                                                                     -----------

            ISRAEL (3.4%)
            BANKING
   105,150  Bank Hapoalim Ltd.*....................................................................      318,228
                                                                                                     -----------
            RETAIL
     7,615  Blue Square Chain Investments & Properties Ltd.*.......................................       93,846
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT
     4,470  NICE-Systems Ltd. (ADR)*...............................................................      167,346
                                                                                                     -----------

            TOTAL ISRAEL...........................................................................      579,420
                                                                                                     -----------

            MEXICO (14.2%)
            BEVERAGES
     4,200  Fomento Economico Mexicano, S.A. de C.V. (ADR)*........................................      132,300
                                                                                                     -----------
            BEVERAGES - SOFT DRINKS
     2,200  Coca-Cola Femsa S.A. de C.V. (ADR).....................................................       38,225
                                                                                                     -----------
            BUILDING MATERIALS
    23,100  Apasco S.A. de C.V.....................................................................      122,488
    55,460  Cemex S.A. de C.V. (B Shares)..........................................................      244,549
                                                                                                     -----------
                                                                                                         367,037
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            CONGLOMERATES
     9,900  DESC S.A. de C.V. (Series B)...........................................................  $    50,616
    25,400  Grupo Carso S.A. de C.V. (Series A1)...................................................      107,180
                                                                                                     -----------
                                                                                                         157,796
                                                                                                     -----------
            CONSUMER PRODUCTS
    69,650  Kimberly-Clark de Mexico, S.A. de C.V. (A Shares)......................................      246,862
                                                                                                     -----------
            FOOD, BEVERAGE, TOBACCO, & HOUSEHOLD PRODUCTS
    66,200  Grupo Industrial Bimbo S.A. de C.V. (Series A).........................................      134,499
    17,100  Grupo Modelo S.A. de C.V. (Series C)...................................................      145,650
     2,684  Panamerican Beverages, Inc. (Class A)..................................................       84,378
                                                                                                     -----------
                                                                                                         364,527
                                                                                                     -----------
            MEDIA GROUP
     7,570  Grupo Televisa S.A. de C.V. (GDR)*.....................................................      284,821
                                                                                                     -----------
            RETAIL
   165,900  Cifra S.A. de C.V. (Series C)..........................................................      231,127
    22,300  Organizacion Soriana S.A. de C.V. (Series B)...........................................       63,729
                                                                                                     -----------
                                                                                                         294,856
                                                                                                     -----------
            STEEL & IRON
     3,400  Tubos de Acero de Mexico S.A. de C.V. (ADR)*...........................................       43,562
                                                                                                     -----------
            TELECOMMUNICATIONS
    10,270  Telefonos de Mexico S.A. de C.V. (Series L) (ADR)......................................      493,602
                                                                                                     -----------

            TOTAL MEXICO...........................................................................    2,423,588
                                                                                                     -----------

            PERU (1.3%)
            BREWERY
   124,495  Union de Cervecerias Peruanas Backus & Johnston S.A. (T Shares)........................       63,756
                                                                                                     -----------
            BUILDING MATERIALS
    52,475  Cementos Lima, S.A.....................................................................       98,536
                                                                                                     -----------

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            METALS & MINING
     8,420  Compania de Minas Buenaventura S.A. (B Shares).........................................  $    55,338
                                                                                                     -----------

            TOTAL PERU.............................................................................      217,630
                                                                                                     -----------

            PHILIPPINES (1.5%)
            RESTAURANTS
   190,000  Jollibee Foods Co.
              (Warrants due 03/25/03)*.............................................................       58,373
                                                                                                     -----------
            TELECOMMUNICATIONS
     8,900  Philippine Long Distance Telephone Co..................................................      203,735
                                                                                                     -----------

            TOTAL PHILIPPINES......................................................................      262,108
                                                                                                     -----------

            POLAND (4.2%)
            BANKING
    14,100  Bank Handlowy W. Warszawie.............................................................      269,092
     3,400  Bank Przemyslowo-Handlowy S.A..........................................................      243,937
                                                                                                     -----------
                                                                                                         513,029
                                                                                                     -----------
            CHEMICALS - DIVERSIFIED
    24,000  Polifarb Cieszyn-Wroclaw S.A...........................................................       61,989
                                                                                                     -----------
            INVESTMENT COMPANIES
     5,288  Powszechne Swiadectwo Udzialowe*.......................................................      141,135
                                                                                                     -----------

            TOTAL POLAND...........................................................................      716,153
                                                                                                     -----------

            PORTUGAL (1.1%)
            BANKING
     2,200  Banco Espirito Santo e Comercial de Lisboa, S.A........................................       65,929
       715  Banco Espirito Santo e Comercial de Lisboa, S.A. (Baby Shares).........................       21,427
     4,100  Banco Pinto & Sotto Mayor, S.A.........................................................      101,558
                                                                                                     -----------

            TOTAL PORTUGAL.........................................................................      188,914
                                                                                                     -----------

            RUSSIA (2.4%)
            ELECTRIC
    18,800  Mosenergo (ADR)........................................................................       91,650
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            GAS
    12,400  Gazprom (ADR) - 144A**.................................................................  $   137,330
                                                                                                     -----------
            OIL & GAS
     3,260  Lukoil Holding Co. (ADR)...............................................................      106,765
                                                                                                     -----------
            TELECOMMUNICATIONS - LONG DISTANCE
     5,400  Rostelecom (ADR).......................................................................       72,225
                                                                                                     -----------

            TOTAL RUSSIA...........................................................................      407,970
                                                                                                     -----------
            SOUTH AFRICA (7.5%)
            BANKING
     8,205  Nedcor Ltd.............................................................................      171,534
                                                                                                     -----------
            BREWERY
    12,489  South African Breweries Ltd............................................................      255,647
                                                                                                     -----------
            FINANCE - DIVERSIFIED
     5,760  Anglo American Corporation of South Africa Ltd.........................................      193,289
                                                                                                     -----------
            LIFE INSURANCE
     7,460  Liberty Life Association of Africa Ltd.................................................      144,694
                                                                                                     -----------
            METALS & MINING
     2,867  Anglogold Ltd..........................................................................      114,969
                                                                                                     -----------
            MULTI-INDUSTRY
    10,698  Barlow Ltd.............................................................................       56,093
   113,600  New Clicks Holdings Ltd................................................................      142,000
                                                                                                     -----------
                                                                                                         198,093
                                                                                                     -----------
            RETAIL
    17,512  Truworths International Ltd.*..........................................................       11,753
    39,800  Wooltru Ltd............................................................................       50,752
                                                                                                     -----------
                                                                                                          62,505
                                                                                                     -----------
            TELECOMMUNICATION EQUIPMENT
    24,200  Allied Technologies Ltd................................................................       54,003
    82,147  New Africa Investments Ltd. (N Shares).................................................       87,522
                                                                                                     -----------
                                                                                                         141,525
                                                                                                     -----------
            TOTAL SOUTH AFRICA.....................................................................    1,282,256
                                                                                                     -----------
            SOUTH KOREA (1.5%)
            ELECTRONIC & ELECTRICAL EQUIPMENT
     2,017  Samsung Electronics Co.................................................................       62,571
                                                                                                     -----------

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            STEEL & IRON
     5,610  Pohang Iron & Steel Co., Ltd...........................................................  $   184,832
                                                                                                     -----------

            TOTAL SOUTH KOREA......................................................................      247,403
                                                                                                     -----------

            TAIWAN (6.2%)
            COMPUTERS - PERIPHERAL EQUIPMENT
    32,750  Asustek Computer Inc. (GDR)............................................................      258,725
                                                                                                     -----------
            ELECTRONICS - SEMICONDUCTORS/COMPONENTS
    13,800  Taiwan Semiconductor Manufacturing Co., Ltd. (ADR).....................................      232,875
                                                                                                     -----------
            INSURANCE
    26,000  Fubon Insurance Co. (GDR) - 144A**.....................................................      451,750
                                                                                                     -----------
            INVESTMENT COMPANIES
    12,000  The Taiwan Index Fund Ltd..............................................................      120,000
                                                                                                     -----------

            TOTAL TAIWAN...........................................................................    1,063,350
                                                                                                     -----------

            THAILAND (0.1%)
            REAL ESTATE INVESTMENT TRUST
    58,954  MBK Properties & Development Public Co., Ltd...........................................       22,055
                                                                                                     -----------

            TURKEY (6.2%)
            BANKING
 1,600,000  Akbank T.A.S...........................................................................       51,688
 2,400,000  Akbank T.A.S. (Receipts)*..............................................................       77,533
 4,000,000  Turkiye Is Bankasi (C Shares)..........................................................      161,527
                                                                                                     -----------
                                                                                                         290,748
                                                                                                     -----------
            DIVERSIFIED ENERGY
   441,000  Koc Holdings A.S.......................................................................       86,143
                                                                                                     -----------
            HOUSEWARES
 2,646,858  Trakya Cam Sanayii A.S.................................................................      109,370
                                                                                                     -----------
            PROPERTY - CASUALTY INSURANCE
 3,600,000  Aksigorta A.S..........................................................................      233,274
                                                                                                     -----------
            RETAIL
   177,700  Migros Turk T.A.S......................................................................      173,555
                                                                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                                                VALUE
----------------------------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS
   620,000  Netas Northern Electric Telekomunikasyon A.S.*.........................................  $   165,358
                                                                                                     -----------

            TOTAL TURKEY...........................................................................    1,058,448
                                                                                                     -----------

            VIETNAM (0.0%)
            INVESTMENT COMPANIES
     1,800  Lazard Vietnam Fund Ltd................................................................           --
                                                                                                     -----------

TOTAL COMMON AND PREFERRED STOCKS, RIGHTS AND WARRANTS
(IDENTIFIED COST $16,565,403)..............................................................   85.4 %   14,550,427

CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................................   14.6      2,496,988
                                                                                             ------  ------------
NET ASSETS.................................................................................  100.0 % $ 17,047,415
                                                                                             ------  ------------
                                                                                             ------  ------------


---------------------

ADR  American Depository Receipt.
GDR  Global Depository Receipt.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $830,025 and the aggregate gross unrealized depreciation is $2,845,001, resulting in net unrealized depreciation of $2,014,976.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 1998:

   CONTRACTS TO          IN EXCHANGE      DELIVERY     UNREALIZED
      RECEIVE                FOR            DATE      DEPRECIATION
-------------------------------------------------------------------
        $    46,446       GRD 14,172,933  07/03/98   $        (72)
        $    10,272         THB  435,531  07/03/98            (73)
                                                            -----
      Total unrealized depreciation................  $       (145)
                                                            -----
                                                            -----

CURRENCY ABBREVIATIONS:

GRD        Greek Drachma.
THB        Thai Bat.

                       SEE NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS
SUMMARY OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Banking............................................................................  $ 2,417,401      14.2  %
Beverages..........................................................................      132,300       0.8
Beverages - Soft Drinks............................................................       38,225       0.2
Brewery............................................................................      403,450       2.4
Building & Construction............................................................      235,191       1.4
Building Materials.................................................................      465,573       2.7
Chemicals - Diversified............................................................       61,989       0.4
Computers..........................................................................       40,218       0.2
Computers - Peripheral Equipment...................................................      258,725       1.5
Conglomerates......................................................................      157,796       0.9
Consumer Products..................................................................      246,862       1.5
Diversified Energy.................................................................       86,143       0.5
Electric...........................................................................      189,078       1.1
Electric Power.....................................................................       68,145       0.4
Electronic & Electrical Equipment..................................................       62,571       0.4
Electronics - Semiconductors/
  Components.......................................................................      232,875       1.4
Finance - Diversified..............................................................      193,289       1.1
Food, Beverage, Tobacco & Household Products.......................................      636,390       3.7
Gas................................................................................      137,330       0.8
Housewares.........................................................................      109,370       0.6
Insurance..........................................................................      451,750       2.7
Investment Companies...............................................................      261,135       1.5
Life Insurance.....................................................................      144,694       0.9
Manufacturing......................................................................      143,854       0.9
Media Group........................................................................      284,821       1.7
Metals & Mining....................................................................      262,784       1.5
Multi-Industry.....................................................................      425,420       2.5

                                                                                                  PERCENT OF
INDUSTRY                                                                                VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Oil & Gas..........................................................................  $   481,227       2.8  %
Oil - Exploration & Production.....................................................      191,700       1.1
Oil - Integrated...................................................................       48,937       0.3
Pharmaceuticals....................................................................      152,719       0.9
Property - Casualty
  Insurance........................................................................      233,274       1.4
Real Estate Investment Trust.......................................................       22,055       0.1
Restaurants........................................................................       58,373       0.3
Retail.............................................................................      624,762       3.7
Steel..............................................................................       62,034       0.4
Steel & Iron.......................................................................      228,394       1.3
Telecommunication
  Equipment........................................................................      308,871       1.8
Telecommunications.................................................................    3,038,452      17.8
Telecommunications - Long Distance.................................................       72,225       0.4
Telephones.........................................................................      369,776       2.2
Textiles...........................................................................           75       0.0
Utilities - Electric...............................................................      388,009       2.3
Utilities - Gas....................................................................      122,165       0.7
                                                                                     -----------       ---
                                                                                     $14,550,427      85.4  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                                                                                                  PERCENT OF
TYPE OF INVESTMENT                                                                      VALUE     NET ASSETS
------------------------------------------------------------------------------------------------------------
Common Stocks......................................................................  $13,656,391      80.1  %
Preferred Stocks...................................................................      830,719       4.9
Rights & Warrants..................................................................       63,317       0.4
                                                                                     -----------       ---
                                                                                     $14,550,427      85.4  %
                                                                                     -----------       ---
                                                                                     -----------       ---

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1998 (UNAUDITED)
                                           NORTH
                                         AMERICAN
                            MONEY       GOVERNMENT    DIVERSIFIED      BALANCED
                            MARKET      SECURITIES       INCOME         GROWTH       UTILITIES
------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at
  value*...............  $ 91,687,280   $6,037,903    $76,666,419    $ 94,043,015   $ 64,605,087
Cash...................        19,465      108,007        428,790**        59,471        --
Receivable for:
    Investments sold...       --            --            540,008          58,448        --
    Shares of
      beneficial
      interest sold....       487,848        8,894         49,453         194,275         74,921
    Dividends..........       --            --            --               51,495         95,466
    Interest...........         2,197       28,218      1,357,519         327,952         29,654
    Foreign withholding
      taxes
      reclaimed........       --            --            --              --              11,448
    Compensated forward
      foreign currency
      contracts........       --            --             43,912         --             --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............       --            --             71,881         --             --
Prepaid expenses and
  other assets.........         4,667           64            100          18,835             23
Deferred organizational
  expenses.............         2,184        2,184          2,184           2,184          2,184
Receivable from
  affiliate............       --            --            --              --             --
                         ------------   -----------   ------------   ------------   ------------
     TOTAL ASSETS......    92,203,641    6,185,270     79,160,266      94,755,675     64,818,783
                         ------------   -----------   ------------   ------------   ------------
LIABILITIES:
Payable for:
    Investments
      purchased........       --            --          1,048,876       1,184,983        514,313
    Shares of
      beneficial
      interest
      repurchased......       412,774        9,770         17,166           4,238         16,724
    Compensated forward
      foreign currency
      contracts........       --            --            143,130         --             --
    Investment
      management
      fees.............        39,893        3,401         26,750          47,900         35,381
Payable to bank........       --            --              4,284         --             --
Unrealized depreciation
  on open forward
  foreign currency
  contracts............       --            --             90,004         --             --
Accrued expenses and
  other payables.......        15,583       12,013         18,505          18,557         11,802
                         ------------   -----------   ------------   ------------   ------------
     TOTAL
     LIABILITIES.......       468,250       25,184      1,348,715       1,255,678        578,220
                         ------------   -----------   ------------   ------------   ------------
NET ASSETS:
Paid-in-capital........    91,735,326    6,108,904     77,946,790      77,298,504     47,726,273
Accumulated
  undistributed net
  investment income
  (loss)...............            65       24,834        497,517         217,276        122,522
Accumulated
  undistributed net
  realized gain
  (loss)...............       --            (7,189)      (803,026)     12,679,370        992,260
Net unrealized
  appreciation
  (depreciation).......       --            33,537        170,270       3,304,847     15,399,508
                         ------------   -----------   ------------   ------------   ------------
     NET ASSETS........  $ 91,735,391   $6,160,086    $77,811,551    $ 93,499,997   $ 64,240,563
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     *IDENTIFIED
     COST..............  $ 91,687,280   $6,004,366    $76,475,084    $ 90,738,168   $ 49,205,579
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......    91,735,326      605,279      7,632,646       5,803,938      3,710,104
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................         $1.00       $10.18         $10.19          $16.11         $17.32
                         ------------   -----------   ------------   ------------   ------------
                         ------------   -----------   ------------   ------------   ------------

------------------

**   Including foreign currency of $1,792 and $772,555, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 1998 (UNAUDITED)

                          DIVIDEND    VALUE-ADDED                  AMERICAN      MID-CAP       GLOBAL     DEVELOPING    EMERGING
                           GROWTH        MARKET       GROWTH        VALUE        GROWTH        EQUITY       GROWTH       MARKETS
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in
  securities, at
  value*............... $651,857,603  $168,472,052  $49,861,124  $305,374,916  $28,168,877  $124,046,166  $89,380,250  $14,550,427
Cash...................      --            --           --            --           --            772,555**     --        2,454,389
Receivable for:
    Investments sold...      --          1,384,456      427,738       --           223,463       --         1,268,723       56,863
    Shares of
      beneficial
      interest sold....      720,155       113,858       76,517       204,659       75,525       117,199       28,723        6,505
    Dividends..........      986,020       176,374       43,816       108,024        3,127       218,724       11,735       25,165
    Interest...........          913           709          336        74,430           28           530           75       18,144
    Foreign withholding
      taxes
      reclaimed........      --            --           --             35,126      --            123,136      --           --
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
Unrealized appreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --           --
Prepaid expenses and
  other assets.........        9,847           324       15,934           892            8             8          211       11,674
Deferred organizational
  expenses.............        2,184         2,184        2,184         2,184      --              2,184        2,184        2,184
Receivable from
  affiliate............      --            --           --            --            10,235       --           --           --
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL ASSETS......  653,576,722   170,149,957   50,427,649   305,800,231   28,481,263   125,280,502   90,691,901   17,125,351
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
LIABILITIES:
Payable for:
    Investments
      purchased........      695,032     1,081,374      714,927       704,975      634,402     1,122,555    1,682,275      --
    Shares of
      beneficial
      interest
      repurchased......      159,060        26,725        2,244        17,948        5,792        16,299       33,467       38,738
    Compensated forward
      foreign currency
      contracts........      --            --           --            --           --            --           --           --
    Investment
      management
      fees.............      335,115        72,867       33,413       158,088      --            106,643       37,198       19,473
Payable to bank........          148       --           --            --           --            --           --           --
Unrealized depreciation
  on open forward
  foreign currency
  contracts............      --            --           --            --           --            --           --               145
Accrued expenses and
  other payables.......       13,639        25,158       59,358        21,088       10,243        29,740       14,267       19,580
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     TOTAL
     LIABILITIES.......    1,202,994     1,206,124      809,942       902,099      650,437     1,275,237    1,767,207       77,936
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSETS:
Paid-in-capital........  510,790,870   125,693,902   39,093,045   225,649,584   24,531,980   103,022,300   67,941,609   21,287,039
Accumulated
  undistributed net
  investment income
  (loss)...............      788,824       165,041       (3,965)      180,700       15,671       168,799       10,910       40,338
Accumulated
  undistributed net
  realized gain
  (loss)...............   23,756,028     1,696,537    8,786,109    27,693,189      236,494      (245,817)   5,281,790   (2,262,684)
Net unrealized
  appreciation
  (depreciation).......  117,038,006    41,388,353    1,742,518    51,374,659    3,046,681    21,059,983   15,690,385   (2,017,278)
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     NET ASSETS........ $652,373,728  $168,943,833  $49,617,707  $304,898,132  $27,830,826  $124,005,265  $88,924,694  $17,047,415
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     *IDENTIFIED
     COST.............. $534,819,597  $127,083,699  $48,118,606  $254,000,264  $25,122,196  $102,982,518  $73,689,865  $16,565,403
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
     SHARES OF
     BENEFICIAL
     INTEREST
     OUTSTANDING.......   30,818,898     8,829,587    2,786,278    14,182,221    2,259,041     8,520,955    4,247,673    1,905,085
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
NET ASSET VALUE PER
SHARE
(UNLIMITED AUTHORIZED
SHARES OF $.01 PAR
VALUE).................       $21.17        $19.13       $17.81        $21.50       $12.32        $14.55       $20.93        $8.95
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------
                        ------------  ------------  -----------  ------------  -----------  ------------  -----------  -----------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
                                           NORTH
                                          AMERICAN
                            MONEY        GOVERNMENT     DIVERSIFIED     BALANCED
                           MARKET        SECURITIES        INCOME        GROWTH       UTILITIES
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $ 2,371,160      $162,812      $  2,889,569   $   956,917   $    170,904
Dividends..............      --            --                --            448,275        746,669*
                         -----------   --------------   ------------   -----------   ------------
     TOTAL INCOME......    2,371,160       162,812         2,889,569     1,405,192        917,573
                         -----------   --------------   ------------   -----------   ------------
EXPENSES
Investment management
  fee..................      209,158        18,151           139,526       266,299        186,939
Professional fees......        8,135        10,268             8,261        15,725          6,894
Custodian fees.........        5,390         5,216            15,060        12,198          5,948
Shareholder reports and
  notices..............        7,519           821             3,744         3,079          3,649
Trustees' fees and
  expenses.............          637       --                    282           348            329
Transfer agent fees and
  expenses.............          248           248               248           248            248
Organizational
  expenses.............          796           796               796           796            796
Other..................          730           763             4,645         2,357            765
                         -----------   --------------   ------------   -----------   ------------
     TOTAL EXPENSES....      232,613        36,263           172,562       301,050        205,568
Less: amounts
  reimbursed/waived....      --            --                --            --             --
                         -----------   --------------   ------------   -----------   ------------
     NET EXPENSES......      232,613        36,263           172,562       301,050        205,568
                         -----------   --------------   ------------   -----------   ------------
     NET INVESTMENT
     INCOME (LOSS).....    2,138,547       126,549         2,717,007     1,104,142        712,005
                         -----------   --------------   ------------   -----------   ------------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........      --              3,162          (517,683)   12,708,577        992,329
    Foreign exchange
      transactions.....      --            --                 88,498       --             --
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...      --              3,162          (429,185)   12,708,577        992,329
                         -----------   --------------   ------------   -----------   ------------
Net change in
  unrealized
  appreciation/depreciation
  on:
    Investments........      --             (5,920)         (133,016)   (5,647,976)     4,647,078
    Translation of
      forward foreign
      currency
      contracts, other
      assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --                (79,843)      --             --
                         -----------   --------------   ------------   -----------   ------------
     NET APPRECIATION
     (DEPRECIATION)....      --             (5,920)         (212,859)   (5,647,976)     4,647,078
                         -----------   --------------   ------------   -----------   ------------
     NET GAIN (LOSS)...      --             (2,758)         (642,044)    7,060,601      5,639,407
                         -----------   --------------   ------------   -----------   ------------
NET INCREASE
(DECREASE).............  $ 2,138,547      $123,791      $  2,074,963   $ 8,164,743   $  6,351,412
                         -----------   --------------   ------------   -----------   ------------
                         -----------   --------------   ------------   -----------   ------------

------------------

 *   Net of foreign withholding tax of $16,422, $3,822, $32,063, $166, $124,931,
     $1,402 and $11,154, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

                          DIVIDEND     VALUE-ADDED                 AMERICAN      MID-CAP       GLOBAL     DEVELOPING   EMERGING
                           GROWTH        MARKET        GROWTH        VALUE        GROWTH       EQUITY       GROWTH      MARKETS
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

INCOME
Interest...............  $   160,728   $   185,903   $   47,527   $   589,783   $   49,125   $  210,911   $  182,243   $  52,885
Dividends..............    7,249,264     1,179,322*     209,979       844,876*      29,678*   1,256,769*      96,496*    209,419*
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL INCOME......    7,409,992     1,365,225      257,506     1,434,659       78,803    1,467,680      278,739     262,304
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
EXPENSES
Investment management
  fee..................    1,825,508       393,819      186,281       826,237       88,455      567,990      214,777     131,199
Professional fees......        9,176         9,011       14,983         9,787        8,718        8,529        8,966       8,553
Custodian fees.........       16,531        14,474       10,249        23,196       12,472       28,635       17,993      26,330
Shareholder reports and
  notices..............       23,223         6,128        2,705         9,067        4,168        8,857        3,475       1,513
Trustees' fees and
  expenses.............        3,982           653       45,483         1,136       --              968          425          66
Transfer agent fees and
  expenses.............          248           248          248           248          248          248          248         248
Organizational
  expenses.............          796           796          796           796       --              796          796         796
Other..................        1,393         5,612          726         1,331          328        6,531          686       3,053
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     TOTAL EXPENSES....    1,880,857       430,741      261,471       871,798      114,389      622,554      247,366     171,758
Less: amounts
  reimbursed/waived....      --            --            --           --          (114,389)      --           --          --
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET EXPENSES......    1,880,857       430,741      261,471       871,798       --          622,554      247,366     171,758
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET INVESTMENT
     INCOME (LOSS).....    5,529,135       934,484       (3,965)      562,861       78,803      845,126       31,373      90,546
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET REALIZED AND
UNREALIZED GAIN (LOSS):
Net realized gain
  (loss) on:
    Investments........   24,254,342     1,807,914    8,835,101    24,634,735      502,450    1,090,762    5,387,450   (1,203,983)
    Foreign exchange
      transactions.....      --            --            --           --            --           (2,311)      --         (62,108)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   24,254,342     1,807,914    8,835,101    24,634,735      502,450    1,088,451    5,387,450   (1,266,091)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
Net change in
  unrealized
  appreciation/depreciation
  on:
    Investments........   44,667,866    13,461,350   (4,322,513)   23,694,167    1,499,965   11,962,562    2,371,088   (3,240,622)
    Translation of
      forward foreign
      currency
      contracts, other
      assets and
      liabilities
      denominated in
      foreign
      currencies.......      --            --            --                 7       --           (1,494)      --          11,073
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET APPRECIATION
     (DEPRECIATION)....   44,667,866    13,461,350   (4,322,513)   23,694,174    1,499,965   11,961,068    2,371,088   (3,229,549)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
     NET GAIN (LOSS)...   68,922,208    15,269,264    4,512,588    48,328,909    2,002,415   13,049,519    7,758,538   (4,495,640)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
NET INCREASE
(DECREASE).............  $74,451,343   $16,203,748   $4,508,623   $48,891,770   $2,081,218   $13,894,645  $7,789,911   $(4,405,094)
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------
                         -----------   -----------   ----------   -----------   ----------   ----------   ----------   ---------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                MONEY MARKET                   NORTH AMERICAN
                         ---------------------------        GOVERNMENT SECURITIES
                                                       -------------------------------
                         FOR THE SIX
                         MONTHS ENDED   FOR THE YEAR    FOR THE SIX     FOR THE YEAR
                           JUNE 30,        ENDED       MONTHS ENDED         ENDED
                             1998       DECEMBER 31,   JUNE 30, 1998    DECEMBER 31,
                         (UNAUDITED)        1997        (UNAUDITED)         1997
----------------------------------------------------   -------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income...............  $  2,138,547   $ 4,711,014    $    126,549       $   219,391
Net realized gain
  (loss)...............       --            --                3,162            (1,271)
Net change in
  unrealized
  appreciation/
  depreciation.........       --            --               (5,920)           44,134
                         ------------   ------------   -------------   ---------------
     NET INCREASE......     2,138,547     4,711,014         123,791           262,254
                         ------------   ------------   -------------   ---------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............    (2,138,545)   (4,710,989)       (117,591)         (222,788)
Net realized gain......       --            --              --               --
                         ------------   ------------   -------------   ---------------
     TOTAL.............    (2,138,545)   (4,710,989)       (117,591)         (222,788)
                         ------------   ------------   -------------   ---------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    59,542,377   120,256,057       1,834,434         1,648,694
Reinvestment of
  dividends and
  distributions........     2,138,546     4,710,989         117,591           222,788
Cost of shares
  repurchased..........   (53,990,928)  (127,923,366)      (889,586)         (991,209)
                         ------------   ------------   -------------   ---------------
     NET INCREASE
     (DECREASE)........     7,689,995    (2,956,320)      1,062,439           880,273
                         ------------   ------------   -------------   ---------------
     TOTAL INCREASE
     (DECREASE)........     7,689,997    (2,956,295)      1,068,639           919,739
NET ASSETS:
Beginning of period....    84,045,394    87,001,689       5,091,447         4,171,708
                         ------------   ------------   -------------   ---------------
     END OF PERIOD.....  $ 91,735,391   $84,045,394    $  6,160,086       $ 5,091,447
                         ------------   ------------   -------------   ---------------
                         ------------   ------------   -------------   ---------------
UNDISTRIBUTED NET
INVESTMENT INCOME......  $         65   $        63    $     24,834       $    15,876
                         ------------   ------------   -------------   ---------------
                         ------------   ------------   -------------   ---------------
SHARES ISSUED AND
REPURCHASED:
Sold...................    59,542,377   120,256,057         180,548           162,979
Issued in reinvestment
  of dividends and
  distributions........     2,138,546     4,710,989          11,599            22,097
Repurchased............   (53,990,928)  (127,923,366)       (87,548)          (98,049)
                         ------------   ------------   -------------   ---------------
NET INCREASE
(DECREASE).............     7,689,995    (2,956,320)        104,599            87,027
                         ------------   ------------   -------------   ---------------
                         ------------   ------------   -------------   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                             BALANCED GROWTH                UTILITIES
                               DIVERSIFIED INCOME       -------------------------   -------------------------
                           --------------------------
                                                        FOR THE SIX                 FOR THE SIX
                           FOR THE SIX      FOR THE       MONTHS        FOR THE       MONTHS        FOR THE
                           MONTHS ENDED      YEAR          ENDED         YEAR          ENDED         YEAR
                             JUNE 30,        ENDED       JUNE 30,        ENDED       JUNE 30,        ENDED
                               1998        DECEMBER        1998        DECEMBER        1998        DECEMBER
                           (UNAUDITED)     31, 1997     (UNAUDITED)    31, 1997     (UNAUDITED)    31, 1997
---------------------------------------------------------------------------------   -------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income....  $ 2,717,007    $3,763,814    $1,104,142    $1,183,842    $  712,005    $1,137,314
Net realized gain
  (loss).................     (429,185)     (326,813)   12,708,577     1,883,756       992,329       872,891
Net change in unrealized
  appreciation/
  depreciation...........     (212,859)      431,079    (5,647,976)    5,626,407     4,647,078     8,023,362
                           ------------   -----------   -----------   -----------   -----------   -----------
     NET INCREASE........    2,074,963     3,868,080     8,164,743     8,694,005     6,351,412    10,033,567
                           ------------   -----------   -----------   -----------   -----------   -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....   (2,653,397)   (3,642,497)   (1,004,317)   (1,157,698)     (670,761)   (1,156,425)
Net realized gain........      (99,334)      (92,958)   (1,884,145)     (164,839)     (698,541)     (140,005)
                           ------------   -----------   -----------   -----------   -----------   -----------
     TOTAL...............   (2,752,731)   (3,735,455)   (2,888,462)   (1,322,537)   (1,369,302)   (1,296,430)
                           ------------   -----------   -----------   -----------   -----------   -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................   19,850,664    37,352,457    19,184,112    32,245,427    13,024,788    12,711,349
Reinvestment of dividends
  and distributions......    2,752,731     3,735,455     2,888,462     1,322,537     1,369,302     1,296,430
Cost of shares
  repurchased............   (6,401,077)   (11,052,734)  (5,172,294)   (8,509,024)   (5,901,582)   (7,665,054)
                           ------------   -----------   -----------   -----------   -----------   -----------
     NET INCREASE
     (DECREASE)..........   16,202,318    30,035,178    16,900,280    25,058,940     8,492,508     6,342,725
                           ------------   -----------   -----------   -----------   -----------   -----------
     TOTAL INCREASE
     (DECREASE)..........   15,524,550    30,167,803    22,176,561    32,430,408    13,474,618    15,079,862
NET ASSETS:
Beginning of period......   62,287,001    32,119,198    71,323,436    38,893,028    50,765,945    35,686,083
                           ------------   -----------   -----------   -----------   -----------   -----------
     END OF PERIOD.......  $77,811,551    $62,287,001   $93,499,997   $71,323,436   $64,240,563   $50,765,945
                           ------------   -----------   -----------   -----------   -----------   -----------
                           ------------   -----------   -----------   -----------   -----------   -----------
UNDISTRIBUTED NET
INVESTMENT INCOME........  $   497,517    $  433,907    $  217,276    $  117,451    $  122,522    $   81,278
                           ------------   -----------   -----------   -----------   -----------   -----------
                           ------------   -----------   -----------   -----------   -----------   -----------
SHARES ISSUED AND
REPURCHASED:
Sold.....................    1,937,420     3,651,731     1,200,906     2,274,595       773,674       904,097
Issued in reinvestment of
  dividends and
  distributions..........      269,443       366,945       180,481        93,933        81,434        95,848
Repurchased..............     (624,972)   (1,079,349)     (322,624)     (598,705)     (350,934)     (551,585)
                           ------------   -----------   -----------   -----------   -----------   -----------
NET INCREASE
(DECREASE)...............    1,581,891     2,939,327     1,058,763     1,769,823       504,174       448,360
                           ------------   -----------   -----------   -----------   -----------   -----------
                           ------------   -----------   -----------   -----------   -----------   -----------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                               DIVIDEND GROWTH
                         ---------------------------         VALUE-ADDED MARKET
                                                       -------------------------------
                         FOR THE SIX
                         MONTHS ENDED   FOR THE YEAR    FOR THE SIX     FOR THE YEAR
                           JUNE 30,        ENDED       MONTHS ENDED         ENDED
                             1998       DECEMBER 31,   JUNE 30, 1998    DECEMBER 31,
                         (UNAUDITED)        1997        (UNAUDITED)         1997
----------------------------------------------------   -------------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss)...............  $  5,529,135   $ 8,348,134    $     934,484      $ 1,612,380
Net realized gain
  (loss)...............    24,254,342    25,772,008        1,807,914        2,211,559
Net change in
  unrealized
  appreciation/depreciation...   44,667,866  50,279,373    13,461,350      20,050,469
                         ------------   ------------   -------------   ---------------
     NET INCREASE......    74,451,343    84,399,515       16,203,748       23,874,408
                         ------------   ------------   -------------   ---------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............    (5,524,897)   (8,067,138)        (939,378)      (1,545,598)
Net realized gain......   (26,160,355)  (13,688,414)      (2,322,935)        (214,735)
                         ------------   ------------   -------------   ---------------
     TOTAL.............   (31,685,252)  (21,755,552)      (3,262,313)      (1,760,333)
                         ------------   ------------   -------------   ---------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    95,486,374   216,990,147       22,497,341       56,658,607
Reinvestment of
  dividends and
  distributions........    31,685,257    21,755,552        3,262,313        1,760,333
Cost of shares
  repurchased..........   (35,983,099)  (41,071,424)     (11,073,429)     (12,733,322)
                         ------------   ------------   -------------   ---------------
     NET INCREASE......    91,188,532   197,674,275       14,686,225       45,685,618
                         ------------   ------------   -------------   ---------------
     TOTAL INCREASE....   133,954,623   260,318,238       27,627,660       67,799,693
NET ASSETS:
Beginning of period....   518,419,105   258,100,867      141,316,173       73,516,480
                         ------------   ------------   -------------   ---------------
     END OF PERIOD.....  $652,373,728   $518,419,105   $ 168,943,833      $141,316,173
                         ------------   ------------   -------------   ---------------
                         ------------   ------------   -------------   ---------------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS).................  $    788,824   $   784,586    $     165,041      $   169,935
                         ------------   ------------   -------------   ---------------
                         ------------   ------------   -------------   ---------------
SHARES ISSUED AND
REPURCHASED:
Sold...................     4,533,815    11,751,312        1,195,324        3,510,750
Issued in reinvestment
  of dividends and
  distributions........     1,502,142     1,203,410          172,914          110,135
Repurchased............    (1,701,440)   (2,163,103)        (585,138)        (765,113)
                         ------------   ------------   -------------   ---------------
NET INCREASE...........     4,334,517    10,791,619          783,100        2,855,772
                         ------------   ------------   -------------   ---------------
                         ------------   ------------   -------------   ---------------

------------------

 * For the period January 21, 1997 (commencement of operations) through December 31, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                                       GLOBAL
                                                                AMERICAN VALUE                MID-CAP GROWTH           EQUITY
                                      GROWTH              ---------------------------   --------------------------  ------------
                           ----------------------------
                                                          FOR THE SIX                   FOR THE SIX      FOR THE    FOR THE SIX
                            FOR THE SIX    FOR THE YEAR   MONTHS ENDED   FOR THE YEAR   MONTHS ENDED      YEAR      MONTHS ENDED
                           MONTHS ENDED       ENDED         JUNE 30,        ENDED         JUNE 30,        ENDED       JUNE 30,
                           JUNE 30, 1998   DECEMBER 31,       1998       DECEMBER 31,       1998        DECEMBER        1998
                            (UNAUDITED)        1997       (UNAUDITED)        1997       (UNAUDITED)     31, 1997*   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------  ------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment income
  (loss).................  $     (3,965)   $    39,493    $    562,861   $   722,602    $    78,803    $  156,690   $    845,126
Net realized gain
  (loss).................     8,835,101      1,290,619      24,634,735    28,077,637        502,450       (41,862)     1,088,451
Net change in unrealized
appreciation/depreciation...   (4,322,513)   4,281,360      23,694,174    18,351,924      1,499,965     1,546,716     11,961,068
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
     NET INCREASE........     4,508,623      5,611,472      48,891,770    47,152,163      2,081,218     1,661,544     13,894,645
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....       --             (51,873)       (548,686)     (581,955)       (82,880)     (136,942)      (986,332)
Net realized gain........    (1,299,815)      (131,373)    (24,703,905)   (3,287,899)      (224,094)       --           (422,276)
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
     TOTAL...............    (1,299,815)      (183,246)    (25,252,591)   (3,869,854)      (306,974)     (136,942)    (1,408,608)
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................     9,186,533     28,816,261      45,211,568    83,771,943      8,894,906    20,630,739     20,829,867
Reinvestment of dividends
  and distributions......     1,299,815        183,246      25,252,591     3,869,854        306,974       136,942      1,408,608
Cost of shares
  repurchased............    (4,388,562)   (12,331,431)    (19,218,840)  (21,814,303)    (2,381,333)   (3,056,248)   (12,948,713)
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
     NET INCREASE........     6,097,786     16,668,076      51,245,319    65,827,494      6,820,547    17,711,433      9,289,762
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
     TOTAL INCREASE......     9,306,594     22,096,302      74,884,498   109,109,803      8,594,791    19,236,035     21,775,799
NET ASSETS:
Beginning of period......    40,311,113     18,214,811     230,013,634   120,903,831     19,236,035        --        102,229,466
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
     END OF PERIOD.......  $ 49,617,707    $40,311,113    $304,898,132   $230,013,634   $27,830,826    $19,236,035  $124,005,265
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................  $     (3,965)       --         $    180,700   $   166,525    $    15,671    $   19,748   $    168,799
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
SHARES ISSUED AND
REPURCHASED:
Sold.....................       519,289      1,878,945       2,140,326     4,775,976        746,901     1,956,099      1,471,727
Issued in reinvestment of
  dividends and
  distributions..........        75,659         12,436       1,263,465       238,084         26,533        12,916         97,075
Repurchased..............      (242,965)      (801,820)       (902,205)   (1,234,165)      (201,620)     (281,788)      (930,549)
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
NET INCREASE.............       351,983      1,089,561       2,501,586     3,779,895        571,814     1,687,227        638,253
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------
                           -------------   ------------   ------------   ------------   ------------   -----------  ------------


                             FOR THE
                              YEAR
                              ENDED
                            DECEMBER
                            31, 1997
-------------------------
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
  (loss).................  $  778,723
Net realized gain
  (loss).................     206,968
Net change in unrealized
appreciation/depreciation   4,447,711
                           -----------
     NET INCREASE........   5,433,402
                           -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment income....    (731,065)
Net realized gain........    (128,304)
                           -----------
     TOTAL...............    (859,369)
                           -----------
TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST:
Net proceeds from
  sales..................  51,953,057
Reinvestment of dividends
  and distributions......     859,369
Cost of shares
  repurchased............  (14,403,393)
                           -----------
     NET INCREASE........  38,409,033
                           -----------
     TOTAL INCREASE......  42,983,066
NET ASSETS:
Beginning of period......  59,246,400
                           -----------
     END OF PERIOD.......  $102,229,466
                           -----------
                           -----------
UNDISTRIBUTED NET
INVESTMENT INCOME
(LOSS)...................  $  310,005
                           -----------
                           -----------
SHARES ISSUED AND
REPURCHASED:
Sold.....................   4,006,028
Issued in reinvestment of
  dividends and
  distributions..........      66,503
Repurchased..............  (1,101,520)
                           -----------
NET INCREASE.............   2,971,011
                           -----------
                           -----------

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL STATEMENTS, CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                        EMERGING MARKETS
                            DEVELOPING GROWTH       ------------------------
                        --------------------------
                                                    FOR THE SIX
                        FOR THE SIX                   MONTHS       FOR THE
                        MONTHS ENDED  FOR THE YEAR     ENDED        YEAR
                          JUNE 30,       ENDED       JUNE 30,       ENDED
                            1998      DECEMBER 31,     1998       DECEMBER
                        (UNAUDITED)       1997      (UNAUDITED)   31, 1997
--------------------------------------------------  ------------------------
INCREASE (DECREASE) IN
NET ASSETS:

OPERATIONS:
Net investment
  income............... $     31,373  $   181,401   $   90,546   $  120,967
Net realized gain
  (loss)...............    5,387,450    2,009,657   (1,266,091)    (594,755)
Net change in
  unrealized
  appreciation/depreciation...    2,371,088   6,889,489 (3,229,549)   (156,630)
                        ------------  ------------  -----------  -----------
     NET INCREASE
     (DECREASE)........    7,789,911    9,080,547   (4,405,094)    (630,418)
                        ------------  ------------  -----------  -----------
DIVIDENDS AND
DISTRIBUTIONS FROM:
Net investment
  income...............      (56,544)    (145,319)    (135,716)    (113,623)
Net realized gain......     (120,683)     --           (48,815)      --
                        ------------  ------------  -----------  -----------
     TOTAL.............     (177,227)    (145,319)    (184,531)    (113,623)
                        ------------  ------------  -----------  -----------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:
Net proceeds from
  sales................    8,910,944   32,654,294    2,344,168   13,701,773
Reinvestment of
  dividends and
  distributions........      177,227      145,319      184,529      113,623
Cost of shares
  repurchased..........  (10,466,573) (20,164,427)  (4,706,292)  (6,496,911)
                        ------------  ------------  -----------  -----------
     NET INCREASE
     (DECREASE)........   (1,378,402)  12,635,186   (2,177,595)   7,318,485
                        ------------  ------------  -----------  -----------
     TOTAL INCREASE
     (DECREASE)........    6,234,282   21,570,414   (6,767,220)   6,574,444
NET ASSETS:
Beginning of period....   82,690,412   61,119,998   23,814,635   17,240,191
                        ------------  ------------  -----------  -----------
     END OF PERIOD..... $ 88,924,694  $82,690,412   $17,047,415  $23,814,635
                        ------------  ------------  -----------  -----------
                        ------------  ------------  -----------  -----------
UNDISTRIBUTED NET
INVESTMENT INCOME...... $     10,910  $    36,082   $   40,338   $   85,508
                        ------------  ------------  -----------  -----------
                        ------------  ------------  -----------  -----------
SHARES ISSUED AND
REPURCHASED:
Sold...................      443,081    1,800,018      223,442    1,094,065
Issued in reinvestment
  of dividends and
  distributions........        9,121        9,034       17,774        8,961
Repurchased............     (520,460)  (1,113,498)    (442,007)    (536,332)
                        ------------  ------------  -----------  -----------
NET INCREASE
(DECREASE).............      (68,258)     695,554     (200,791)     566,694
                        ------------  ------------  -----------  -----------
                        ------------  ------------  -----------  -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Dimensions Investment Series (the "Fund"), formerly Dean Witter Select Dimensions Investment Series, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The shares of the Fund will only be sold to Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company for allocation to certain of its separate accounts to fund variable annuity contracts and variable life insurance policies they issue.

The Fund, which consists of 13 separate portfolios ("Portfolios"), was organized on June 2, 1994 as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Mid-Cap Growth which commenced operations on January 21, 1997.

The investment objectives of each Portfolio are as follows:

    PORTFOLIO                             INVESTMENT OBJECTIVE
  Money Market     Seeks high current income, preservation of capital and liquidity by investing in short-term money market instruments.
 North American    Seeks to earn a high level of current income while maintaining
   Government      relatively low volatility of principal by primarily investing in
   Securities      investment grade fixed income securities issued or guaranteed by the U.S., Canadian or Mexican governments.
   Diversified     Seeks, as a primary objective, to earn a high level of current
     Income        income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective, by equally allocating its assets among three separate groupings of fixed income securities.
    Balanced       Seeks to achieve capital growth with reasonable current income by
     Growth        investing in common stock of companies which have a record of
    (formerly      paying dividends and have the potential for increasing dividends,
   Balanced)*      securities convertible into common stock and in investment grade fixed income securities. Prior to March 2, 1998, the investment objective was to achieve high total return through a combination of income and capital appreciation by investing in a diversified portfolio of common stocks and investment grade fixed income securities.
    Utilities      Seeks to provide current income and long-term growth of income and capital by investing in equity and fixed income securities of companies in the public utilities industry.
    Dividend       Seeks to provide reasonable current income and long-term growth of
     Growth        income and capital by investing primarily in common stock of companies with a record of paying dividends and the potential for increasing dividends.
   Value-Added     Seeks to achieve a high level of total return on its assets
     Market        through a combination of capital appreciation and current income by investing, on an equally-weighted basis, in a diversified portfolio of common stocks of the companies which are represented in the Standard & Poor's 500 Composite Stock Price Index.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

    PORTFOLIO                             INVESTMENT OBJECTIVE
     Growth        Seeks long-term growth of capital by investing primarily in common
 (formerly Core    stocks and securities convertible into common stocks issued by
     Equity)       domestic and foreign companies.
 American Value    Seeks long-term capital growth consistent with an effort to reduce volatility by investing principally in common stock of companies in industries which, at the time of the investment, are believed to be undervalued in the marketplace.
     Mid-Cap       Seeks long-term capital appreciation by investing primarily in
     Growth        equity securities of "mid-cap" companies (that is, companies whose equity market capitalization falls within the range of $250 million to $5 billion).
  Global Equity    Seeks a high level of total return on its assets primarily through long-term capital growth and, to a lesser extent, from income, through investments in all types of common stocks and equivalents
                   (such as convertible securities and warrants), preferred stocks and bonds and other debt obligations of domestic and foreign companies and governments and international organizations.
   Developing      Seeks long-term capital growth by investing primarily in common
     Growth        stocks of smaller and medium-sized companies that, in the opinion of the Investment Manager, have the potential for growing more rapidly than the economy and which may benefit from new products or services, technological developments or changes in management.
    Emerging       Seeks long-term capital appreciation by investing primarily in
     Markets       equity securities of companies in emerging market countries. The
                   Portfolio may invest up to 35% of its total assets in high risk fixed income securities that are rated below investment grade or are unrated.

* On February 26, 1998, shareholders approved a change in the investment objective.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., or (in the case of Growth) by Morgan Stanley Asset Management Inc. ("MSAM"), or (in the case of the North American Government Securities and Emerging Markets) by TCW Funds Management Inc. ("TCW"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Money Market Portfolio amortizes premiums and accretes discounts over the life of the respective securities; gains and losses realized upon the sale of securities are based on amortized cost. For all other Portfolios, discounts are accreted over the life of the respective securities.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of approximately $96,000 ($8,000 for each respective Portfolio, excluding Mid-Cap Growth) which have been reimbursed for the full amount thereof, exclusive of amounts waived of approximately $22,000

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

($1,833 for each respective Portfolio, excluding Mid-Cap Growth). Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolio's net assets determined at the close of each business day:

                                          ANNUAL                                             ANNUAL
PORTFOLIO                                  RATE    PORTFOLIO                                  RATE
----------------------------------------  ------   ----------------------------------------  ------
Money Market............................  0.50 %   Growth .................................  0.80*%
North American Government Securities....  0.65     American Value .........................  0.625
Diversified Income......................  0.40     Mid-Cap Growth .........................  0.75
Balanced Growth.........................  0.60*    Global Equity ..........................  1.00
Utilities...............................  0.65     Developing Growth ......................  0.50
Dividend Growth.........................  **       Emerging Markets .......................  1.25
Value-Added Market......................  0.50

----------------

 * Effective March 2, 1998, the Agreement was amended to reduce the annual rate from 0.75% of daily net assets to 0.60% of daily net assets for Balanced Growth, and from 0.85% of daily net assets to 0.80% of daily net assets for Growth.
** Effective May 1, 1998, the Agreement was amended to reduce the annual rate from 0.625% of the daily net assets to 0.625% of the portion of the daily net assets not exceeding $500 million and 0.50% of the portion of daily net assets in excess of $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between MSAM and the Investment Manager and TCW and the Investment Manager, MSAM provides Growth and TCW provides North American Government Securities and Emerging Markets with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for their services provided pursuant to the Sub-Advisory Agreements, the

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

Investment Manager pays MSAM and TCW monthly compensation equal to 40% of its monthly compensation. Prior to March 2, 1998 TCW acted as sub-advisor to both Growth and Balanced Growth. As compensation for its services under the Sub-Advisory Agreements, the Investment Manager paid TCW 40% of its monthly compensation.

The Investment Manager has undertaken to reimburse all operating expenses and waive the compensation provided for in its Investment Management Agreement with Mid-Cap Growth until such time as the Portfolio has $50 million of net assets or December 31, 1998, whichever comes first. At June 30, 1998, included in the Statements of Assets and Liabilities is a receivable from an affiliate which represents expense reimbursements due to the Portfolio.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the six months ended June 30, 1998 were as follows:

                                               U.S.GOVERNMENT SECURITIES                    OTHER
                                            -------------------------------    --------------------------------
                                             PURCHASES     SALES/MATURITIES     PURCHASES      SALES/MATURITIES
                                            -----------    ----------------    ------------    ----------------
Money Market............................    $ 5,386,136    $     3,560,416     $314,798,821    $   310,704,303
North American Government Securities....      1,096,304          1,175,677          --               --
Diversified Income......................     19,540,988         17,441,111       31,975,883         20,356,811
Balanced Growth.........................     17,206,689          5,363,142       61,402,442         56,971,205
Utilities...............................        --               --              17,459,519          7,509,875
Dividend Growth.........................        --               --             137,852,369         72,734,321
Value-Added Market......................        --               --              19,799,229          6,495,275
Growth..................................        --               --              67,927,057         64,026,923
American Value..........................     34,642,520         27,919,942      300,697,513        282,431,267
Mid-Cap Growth..........................        --               --              31,914,470         23,639,200
Global Equity...........................        --               --              35,077,882         28,569,407
Developing Growth.......................        138,000            434,123       83,209,160         79,844,053
Emerging Markets........................        --               --              11,065,023         12,261,983

Included in the aforementioned sales of portfolio securities of Value-Added Market are sales of Morgan Stanley Dean Witter & Co., an affiliate of the Investment Manager, of $96,695, as well as a realized gain of $66,835.

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

For the six months ended June 30, 1998, the following Portfolios incurred brokerage commissions with Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager, for executed portfolio transactions:

  BALANCED                  DIVIDEND     AMERICAN      MID-CAP     GLOBAL      DEVELOPING
   GROWTH      UTILITIES     GROWTH        VALUE       GROWTH      EQUITY        GROWTH
------------  -----------  -----------  -----------  -----------  ---------  --------------
 $   16,361    $   5,650   $    33,400   $   4,590    $   4,998   $   1,915   $     13,152
------------  -----------  -----------  -----------  -----------  ---------        -------
------------  -----------  -----------  -----------  -----------  ---------        -------

Included at June 30, 1998 in the payable for investments purchased and receivable for investments sold were $212,900 and $58,448, respectively, for Balanced Growth for unsettled trades with DWR.

Included at June 30, 1998 in the payable for investments purchased was $260,100 for American Value, $228,606 for Mid-Cap Growth and $155,713 for Developing Growth, for unsettled trades with DWR.

For the six months ended June 30, 1998, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, for executed portfolio transactions:

  BALANCED                  DIVIDEND                    AMERICAN      MID-CAP      GLOBAL       DEVELOPING      EMERGING
   GROWTH      UTILITIES     GROWTH        GROWTH         VALUE       GROWTH       EQUITY         GROWTH        MARKETS
------------  -----------  -----------  -------------  -----------  -----------  -----------  --------------  ------------
 $    3,930    $     250   $    16,371    $      45     $  56,916    $   2,090    $     500     $    3,895     $    2,037
     ------        -----   -----------          ---    -----------  -----------       -----         ------         ------
     ------        -----   -----------          ---    -----------  -----------       -----         ------         ------

Included at June 30, 1998 in the receivable for investments sold was $19,500 for Mid-Cap Growth for unsettled trades with Morgan Stanley & Co., Inc.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent.

4. FEDERAL INCOME TAX STATUS

At December 31, 1997 North American Government Securities had a net capital loss carryover of approximately $10,000 which may be used to offset future capital gains to the extent provided by regulations which is available through December 31 of the following years:

  2003       2004       2005
---------  ---------  ---------
$   1,000  $   7,000  $   2,000

Net capital and currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolio's next taxable year. The following

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
NOTES TO FINANCIAL STATEMENTS JUNE 30, 1998 (UNAUDITED) CONTINUED

Portfolios incurred and will elect to defer post-October losses during fiscal 1997: Diversified Income -- $454,000; Mid Cap Growth -- $263,000; Global Equity -- $1,317,000; Emerging Markets -- $975,000.

At December 31, 1997, the primary reason(s) for significant temporary book/tax differences were as follows:

                                          POST-OCTOBER  LOSS DEFERRALS
                                             LOSSES     FROM WASH SALES
                                          ------------  ---------------
Diversified Income......................         -
Balanced Growth.........................                         -
Dividend Growth.........................                         -
Value-Added Market......................                         -
Growth..................................                         -
American Value..........................                         -
Mid-Cap Growth..........................         -               -
Global Equity...........................         -               -
Developing Growth.......................                         -
Emerging Markets........................         -               -

Additionally, Diversified Income had temporary differences attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts.

5. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

Some of the Portfolios may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At June 30, 1998, Emerging Markets had outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and Diversified Income had outstanding forward contracts used to manage foreign currency exposure.

At June 30, 1998, Emerging Markets' cash balance consisted principally of interest bearing deposits with Chase Manhattan Bank N.A., the Portfolio's custodian.

                 (This page has been left blank intentionally.)

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)                       $    1.00    $ 0.01        --            $ 0.01        $(0.01)        --             $(0.01)
1995                                1.00      0.06        --              0.06         (0.06)        --              (0.06)
1996                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1997                                1.00      0.05        --              0.05         (0.05)        --              (0.05)
1998 **                             1.00      0.03        --              0.03         (0.03)        --              (0.03)
NORTH AMERICAN GOVERNMENT SECURITIES
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.53        $ 0.11          0.64         (0.50)        --              (0.50)
1996                               10.18      0.52         (0.09)         0.43         (0.52)        --              (0.52)
1997                               10.09      0.48          0.09          0.57         (0.49)        --              (0.49)
1998 **                            10.17      0.23        --              0.23         (0.22)        --              (0.22)
DIVERSIFIED INCOME
1994 (a)                           10.00      0.08        --              0.08         (0.03)        --              (0.03)
1995                               10.05      0.57          0.11          0.68         (0.51)        --              (0.51)
1996                               10.22      0.80          0.13          0.93         (0.82)        $(0.01)         (0.83)
1997                               10.32      0.80          0.02          0.82         (0.83)         (0.02)         (0.85)
1998 **                            10.29      0.39         (0.08)         0.31         (0.40)         (0.01)         (0.41)
BALANCED GROWTH
1994 (a)                           10.00      0.08         (0.02)         0.06         (0.02)        --              (0.02)
1995                               10.04      0.40          1.85          2.25         (0.40)        --              (0.40)
1996                               11.89      0.33          1.25          1.58         (0.33)         (0.07)         (0.40)
1997                               13.07      0.29          2.01          2.30         (0.30)         (0.04)         (0.34)
1998 **                            15.03      0.20          1.41          1.61         (0.19)         (0.34)         (0.53)
UTILITIES
1994 (a)                           10.00      0.07        --              0.07         (0.03)        --              (0.03)
1995                               10.04      0.45          2.30          2.75         (0.44)        --              (0.44)
1996                               12.35      0.43          0.60          1.03         (0.43)         (0.01)         (0.44)
1997                               12.94      0.39          2.96          3.35         (0.40)         (0.05)         (0.45)
1998 **                            15.84      0.21          1.66          1.87         (0.20)         (0.19)         (0.39)
DIVIDEND GROWTH
1994 (a)                           10.00      0.08         (0.09)        (0.01)        (0.02)        --              (0.02)
1995                                9.97      0.36          3.57          3.93         (0.36)        --              (0.36)
1996                               13.54      0.34          2.94          3.28         (0.35)         (0.02)         (0.37)
1997                               16.45      0.38          3.80          4.18         (0.38)         (0.68)         (1.06)
1998 **                            19.57      0.20          2.50          2.70         (0.20)         (0.90)         (1.10)
VALUE-ADDED MARKET
1994 (a)                           10.00      0.06         (0.14)        (0.08)        (0.02)        --              (0.02)
1995                                9.90      0.31          2.34          2.65         (0.31)        --              (0.31)
1996                               12.24      0.23          1.93          2.16         (0.23)         (0.01)         (0.24)
1997                               14.16      0.23          3.43          3.66         (0.23)         (0.03)         (0.26)
1998 **                            17.56      0.11          1.84          1.95         (0.11)         (0.27)         (0.38)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET         (AFTER EXPENSES
                                                              ASSETS                       WERE
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES       INCOME       EXPENSES      INCOME         RATE
---------------------------------------------------------------------------------------------------------------------
MONEY MARKET
1994 (a)         $  1.00      0.76%(1)   $ 1,234      2.50%*(2)        3.33%*(2)  --             5.83%(2)      N/A
1995                1.00      6.10        42,089      0.81             5.11       --             5.92          N/A
1996                1.00      5.07        87,002      0.59             4.94       0.57%          4.96          N/A
1997                1.00      5.21        84,045      0.55             5.08       0.55           5.08          N/A
1998 **             1.00      2.56(1)     91,735      0.56(2)          5.11(2)    0.56(2)        5.11(2)       N/A
NORTH AMERICAN
GOVERNMENT
SECURITIES
1994 (a)           10.04      0.61(1)        122      2.50*(2)         1.78*(2)   --             4.28(2)      --
1995               10.18      6.40         1,288      2.50*            3.24*      --             5.74           18%
1996               10.09      4.35         4,172      1.45             4.55       0.50           5.50           48
1997               10.17      5.91         5,091      1.26             4.75       1.26           4.75           27
1998 **            10.18      2.25(1)      6,160      1.30(2)          4.53(2)    1.30(2)        4.53(2)        26
DIVERSIFIED
INCOME
1994 (a)           10.05      0.76(1)        402      2.50*(2)         3.08*(2)   --             5.58(2)      --
1995               10.22      6.96         8,972      1.33             5.95       --             7.28           33
1996               10.32      9.54        32,119      0.71             8.26       0.50           8.47           69
1997               10.29      8.32        62,287      0.55             8.09       0.55           8.09          110
1998 **            10.19      3.07(1)     77,812      0.49(2)          7.79(2)    0.49(2)        7.79(2)        56
BALANCED GROWTH
1994 (a)           10.04      0.60(1)        796      2.50*(2)         2.90*(2)   --             5.40(2)      --
1995               11.89     22.86        16,311      1.39             2.45       --             3.84           99
1996               13.07     13.54        38,893      0.90             2.35       0.50           2.75           88
1997               15.03     17.87        71,323      0.86             2.13       0.86           2.13           64
1998 **            16.11     10.82(1)     93,500      0.73(2)          2.68(2)    0.73(2)        2.68(2)        79
UTILITIES
1994 (a)           10.04      0.65(1)        498      2.50*(2)         2.79*(2)   --             5.29(2)      --
1995               12.35     28.05        17,959      1.43             3.01       --             4.44            3
1996               12.94      8.48        35,686      0.80             3.16       0.50           3.46           15
1997               15.84     26.45        50,766      0.76             2.83       0.76           2.83           34
1998 **            17.32     11.92(1)     64,241      0.71(2)          2.48(2)    0.71(2)        2.48(2)        14
DIVIDEND GROWTH
1994 (a)            9.97     (0.05) (1)    1,378      2.50*(2)         3.28*(2)   --             5.78(2)      --
1995               13.54     40.13        78,694      0.83             2.80       --             3.63            4
1996               16.45     24.49       258,101      0.67             2.44       0.67           2.44           39
1997               19.57     26.12       518,419      0.65             2.11       0.65           2.11           26
1998 **            21.17     13.85(1)    652,374      0.63(2)          1.86(2)    0.63(2)        1.86(2)        12
VALUE-ADDED
MARKET
1994 (a)            9.90     (0.76) (1)      349      2.50*(2)         1.25*(2)   --             3.75(2)      --
1995               12.24     27.14        23,970      1.46             1.64       --             3.10            4
1996               14.16     17.78        73,516      0.64             1.69       0.56           1.77            4
1997               17.56     26.12       141,316      0.58             1.49       0.58           1.49            8
1998 **            19.13     11.16(1)    168,944      0.55(2)          1.19(2)    0.55(2)        1.19(2)         4

---------------------

                                 EMPTY FOOTNOTE

MORGAN STANLEY DEAN WITTER SELECT DIMENSIONS INVESTMENT SERIES
FINANCIAL HIGHLIGHTS, CONTINUED

                               NET ASSET
                                 VALUE       NET       NET REALIZED   TOTAL FROM                  DISTRIBUTIONS  TOTAL DIVIDENDS
                               BEGINNING  INVESTMENT  AND UNREALIZED  INVESTMENT   DIVIDENDS TO        TO              AND
    YEAR ENDED DECEMBER 31     OF PERIOD    INCOME     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
--------------------------------------------------------------------------------------------------------------------------------
GROWTH
1994 (a)                       $   10.00    $ 0.07        --            $ 0.07        $(0.02)        --             $(0.02)
1995                               10.05      0.26        $ 1.05          1.31         (0.29)        --              (0.29)
1996                               11.07      0.08          2.52          2.60         (0.08)        $(0.04)         (0.12)
1997                               13.55      0.09          3.09          3.18         (0.10)         (0.07)         (0.17)
1998 **                            16.56     --             1.74          1.74        --              (0.49)         (0.49)
AMERICAN VALUE
1994 (a)                           10.00      0.06          0.01          0.07         (0.02)        --              (0.02)
1995                               10.05      0.21          3.66          3.87         (0.21)        --              (0.21)
1996                               13.71      0.08          1.68          1.76         (0.10)         (0.07)         (0.17)
1997                               15.30      0.07          4.73          4.80         (0.06)         (0.35)         (0.41)
1998 **                            19.69      0.04          3.76          3.80         (0.05)         (1.94)         (1.99)
MID-CAP GROWTH
1997 (b)                           10.00      0.18          1.39          1.57         (0.17)        --              (0.17)
1998 **                            11.40      0.04          1.02          1.06         (0.04)         (0.10)         (0.14)
GLOBAL EQUITY
1994 (a)                           10.00      0.07         (0.10)        (0.03)        (0.03)        --              (0.03)
1995                                9.94      0.29          1.05          1.34         (0.29)        --              (0.29)
1996                               10.99      0.15          1.10          1.25         (0.17)         (0.01)         (0.18)
1997                               12.06      0.12          0.92          1.04         (0.11)         (0.02)         (0.13)
1998 **                            12.97      0.10          1.65          1.75         (0.12)         (0.05)         (0.17)
DEVELOPING GROWTH
1994 (a)                           10.00      0.08          0.08          0.16         (0.03)        --              (0.03)
1995                               10.13      0.24          4.88          5.12         (0.25)        --              (0.25)
1996                               15.00      0.02          1.92          1.94         (0.04)++       (0.02)         (0.06)
1997                               16.88      0.05          2.27          2.32         (0.04)        --              (0.04)
1998 **                            19.16     --             1.81          1.81         (0.01)         (0.03)         (0.04)
EMERGING MARKETS
1994 (a)                           10.00      0.06        --              0.06         (0.02)        --              (0.02)
1995                               10.04      0.29         (0.33)        (0.04)        (0.31)        --              (0.31)
1996                                9.69      0.16          1.51          1.67         (0.16)        --              (0.16)
1997                               11.20      0.06          0.11          0.17         (0.06)        --              (0.06)
1998 **                            11.31      0.05         (2.31)        (2.26)        (0.07)         (0.03)         (0.10)

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
    *      After application of the Fund's expense limitation.
   **      For the the six months ended June 30, 1998 (unaudited).
   (1)     Not annualized.
   (2)     Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                  RATIOS TO AVERAGE NET
                                                                                          ASSETS
                                                       RATIOS TO AVERAGE NET         (AFTER EXPENSES
                                                              ASSETS                       WERE
                                                       (BEFORE EXPENSES WERE             ASSUMED)
                                        NET ASSETS           ASSUMED)            ------------------------
                NET ASSET    TOTAL        END OF     -------------------------                   NET        PORTFOLIO
  YEAR ENDED    VALUE END  INVESTMENT     PERIOD                NET INVESTMENT               INVESTMENT     TURNOVER
  DECEMBER 31   OF PERIOD   RETURN+      (000'S)     EXPENSES   INCOME (LOSS)    EXPENSES   INCOME (LOSS)     RATE
---------------------------------------------------------------------------------------------------------------------
GROWTH
1994 (a)         $ 10.05      0.67%(1)   $   316      2.50%*(2)        2.32%*(2)  --             4.82%(2)     --
1995               11.07     13.29         3,956      2.50*           (0.64) *    --             1.86           39%
1996               13.55     23.56        18,215      1.22            (0.03)      0.50%          0.69           47
1997               16.56     23.07        40,311      1.01             0.13       1.01           0.13           55
1998 **            17.81     10.62(1)     49,618      1.14(2)         (0.02)  (2)  1.14(2)      (0.02) (2)     151
AMERICAN VALUE
1994 (a)           10.05      0.69(1)        823      2.50*(2)         1.60*(2)   --             4.10(2)        10(1)
1995               13.71     38.95        38,235      0.96             1.11       --             2.07          174
1996               15.30     12.95       120,904      0.71             0.52       0.69           0.54          232
1997               19.69     31.93       230,014      0.68             0.42       0.68           0.42          262
1998 **            21.50     20.06(1)    304,898      0.66(2)          0.43(2)    0.66(2)        0.43(2)       122
MID-CAP GROWTH
1997 (b)           11.40     15.84(1)     19,236      1.12(2)          0.65(2)    --             1.77(2)       104(1)
1998 **            12.32      9.45(1)     27,831      0.97(2)         (0.30)  (2)  --            0.67(2)       108(1)
GLOBAL EQUITY
1994 (a)            9.94     (0.30) (1)    1,194      2.50*(2)         2.20*(2)   --             4.70(2)      --
1995               10.99     13.76        17,074      1.69             1.09       --             2.78           74
1996               12.06     11.43        59,246      1.25             0.69       0.72           1.22           62
1997               12.97      8.66       102,229      1.13             0.91       1.13           0.91           87
1998 **            14.55     13.51(1)    124,005      1.10(2)          1.49(2)    1.10(2)        1.49(2)        27
DEVELOPING
GROWTH
1994 (a)           10.13      1.58(1)        380      2.50*(2)         2.31*(2)   --             4.81(2)         3(1)
1995               15.00     51.26        17,412      1.24             0.86       --             2.10           80
1996               16.88     12.95        61,120      0.68            (0.04)      0.58           0.06          146
1997               19.16     13.77        82,690      0.60             0.26       0.60           0.26          149
1998 **            20.93      9.47(1)     88,925      0.58(2)          0.07(2)    0.58(2)        0.07(2)       102
EMERGING
MARKETS
1994 (a)           10.04      0.57(1)        448      2.50*(2)         2.22*(2)   --             4.72(2)      --
1995                9.69     (0.57)        4,092      2.50*            0.18*      --             2.68           36
1996               11.20     17.69        17,240      2.02            (0.10)      0.50           1.42           46
1997               11.31      1.27        23,815      1.71             0.49       1.71           0.49           91
1998 **             8.95    (20.14) (1)   17,047      1.64(2)          0.86(2)    1.64(2)        0.86(2)        59

---------------------
   (a)     For the period November 9, 1994 (commencement of operations) through December 31, 1994.
   (b)     For the period January 21, 1997 (commencement of operations) through December 31, 1997.
    +      Calculated based on the net asset value as of the last business day of the period.
   ++      Includes distributions from paid-in-capital of $0.01.
    *      After application of the Fund's expense limitation.
   **      For the the six months ended June 30, 1998 (unaudited).
   (1)     Not annualized.
   (2)     Annualized.

                                 EMPTY FOOTNOTE

                                    Trustees
          ------------------------------------------------------------

              Michael Bozic                   Dr. Manuel H. Johnson
              Charles A. Fiumefreddo              Michael E. Nugent
              Edwin J. Garn                       Philip J. Purcell
              John R. Haire                       John L. Schroeder
              Wayne E. Hedien

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                     Transfer Agent                                       Independent Accountants
    ------------------------------------------------          ------------------------------------------------
          Morgan Stanley Dean Witter Trust FSB                           PricewaterhouseCoopers LLP
         Harborside Financial Center--Plaza Two                         1177 Avenue of the Americas
             Jersey City, New Jersey 07311                                New York, New York 10036

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Dean Witter Advisors Inc.
                             Two World Trade Center
                            New York, New York 10048

                                  Sub-Advisors
                      North American Government Securities
                        and Emerging Markets Portfolios
      -------------------------------------------------------------------
                           TCW Funds Management, Inc.

                                Growth Portfolio
      -------------------------------------------------------------------
                     Morgan Stanley Asset Management, Inc.

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

[GRAPHIC]

MORGAN STANLEY DEAN WITTER
SELECT DIMENSIONS
INVESTMENT SERIES


--------------------------
SELECT
   DIMENSIONS
--------------------------


SEMI-ANNUAL REPORT
JUNE 30, 1998










                        MORGAN STANLEY DEAN WITTER







Hartford Life
Individual Annuity Services
P.O. Box 5085
Hartford, CT 06102-5085




                                                                         #40474